February 20, 1996


To:  Shareholders of the Manning & Napier Fund

Dear Shareholder:

Enclosed is a copy of the Annual Report for each series of the Manning & Napier Fund in which you owned shares as of December 31, 1995. This report provides information about the performance of the Series and the portfolio holdings as of that date.

Please contact me or your client consultant if you have any questions about the Fund.

Sincerely,

/s/  Amy J. Williams


Amy J. Williams
Fund Services Coordinator

                         Manning & Napier Fund, Inc.

                               SMALL CAP SERIES
                                Annual Report
                              December 31, 1995

Management Discussion and Analysis

DEAR SHAREHOLDERS:

The Small Cap Series of the Manning & Napier Fund remained true to its fundamental approach in 1995 by undergoing a sector shift, selling out of over-valued sectors in favor of out-of-favor ones. While this caused the Series to underperform as 1995 progressed, this is the same approach that allowed the Series to make money in 1994s tough market environment.

As the second half of the year progressed, we began to see many of our technology holdings reach prices we felt represented fair value.
Simultaneously, the bad news in some of the consumer sectors was creating attractive investment scenarios. This dramatic divergence in performance has given us the opportunity to reposition the portfolio into stocks we believe represent better value going forward.

We continue to manage the Small Cap Series of the Manning & Napier Fund based on our strategies and pricing disciplines. These strategies are designed to keep us focussed on companies that are well positioned, while the pricing disciplines tend to keep us out of companies that have great stories but high stock prices.

Each stock in the Series is individually selected and reviewed by analysts with specific industry expertise. Careful attention to detail has often resulted in investments in sectors where the combination of pricing and the strategy fit was right and kept us out of sectors where either valuations or conditions did not appear favorable. Our management techniques sometimes result in our investing in stocks/sectors that are currently underperforming the market, and they may also lead us to sell stocks in sectors that are outperforming the market as we are selling. We believe this early-in/early-out approach provides us with a less risky strategy designed to provide attractive long term returns.

A review of several sectors in which the Series was and was not invested as of December 31, 1995 will help illustrate our investment approach.

RETAILING STOCKS As of December 31, 1995, the Series is overweighted in this sector which underperformed the market last year. We believe that the valuations in retail stocks are very attractive and we have been taking advantage of opportunities by increasing our exposure to this sector by selectively buying stocks. Some of these investments have started to perform well and we believe that over the long term our investments in this sector will be strong contributors to the Series performance.

FINANCIAL STOCKS Financial services companies performed well in 1995, but the Series did not hold investments in this area as of December 31, 1995. Part of their performance was attributable to a snap-back from the poor performance of 1994. Another factor driving performance was the bout of consolidation activity in the banking sector. Our lack of investment in this area stemmed from the fact that chasing takeovers appeared to be the way investors were attempting to make money. At this point it is important to remember the difference between betting on a takeover and investing in sound value; the former is just that - a bet - while the latter is a business decision based on fundamentals.

TECHNOLOGY STOCKS As we began 1995, the Small Cap Series had a relatively heavy weighting in technology, and these investments served us well. However, as the year progressed, we began to see technology stocks reach prices which we believe represented fair value, so we began paring back our holdings. Many technology sectors continued to run, but because we thought they were over-valued, we did not participate. As the year came to a close, many technology investors found themselves caught in the middle of a rapid retreat. While we continue to have investments in the technology area, they are predominantly in the software area and not in areas such as semiconductors. We believe this industry became over-valued and was showing signs of excess capacity coming on line.

Strict adherence to our strategies and pricing disciplines is reflected in the valuation of the Small Cap Series. Both the Price-to-Earnings ratio and the Price-to-Book Value ratio of the Series are lower than the broader market (as represented by the S&P 500), while the expected growth rate of the companies in the portfolio is more than 1.5 times that of the S&P 500.we look forward to 1996, we believe we have positioned the portfolio to benefit from the attractive valuations presented us in many areas that have lagged and are poised for a recovery. Conversely, we have decreased our exposure to areas that we believe have become over-valued. This strategy of focusing on the values has served us well historically and it is the cornerstone of our investment process.

We appreciate your continued confidence in us and wish you all the best in 1996.

Sincerely,

MANNING & NAPIER ADVISORS, INC.


[GRAPHIC]
[Pie Chart]

Portfolio Composition

Chemical & Allied Products - 4%
Crude Petroleum & Natural Gas - 2%
Educational Services - 3%
Electronics & Electrical Equipment - 10%
Fabricated Metal Products - 7%
Food - 2%
Glass Products - 1%
Health Services - 9%
Industrial & Commercial Machinery - 4%
Office & Business Equipment - 3%
Plastic Products - 3%
Business Services/Software - 15%
Amusement & Recreational Services - 1%
Cash & Cash Equivalents - 5%
Textiles - 1%
Television & Radio Broadcasting Stations - 1%
Technical Instruments & Supplies - 2%
Shoes - 3%
Retail - 20%
Restaurants - 2%
Printing & Publishing - 1%
Primary Metal Industries - 1%

Performance Update as of December 31, 1995

The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Small Cap Series from its inception (4/30/92) to present (12/31/95) as compared to the Standard & Poor's (S&P) 500 Total Return Index.1



Manning & Napier Fund, Inc. - Small Cap Series


                                Total Return
Through     Growth of $10,000                  Average
12/31/95        Investment       Cumulative     Annual

One Year    $           11,470         14.70%    14.70%
Inception2  $           16,497         64.97%    14.60%





S& P 500 Total Return Index


                                Total Return
Through     Growth of $10,000                  Average
12/31/95        Investment       Cumulative     Annual

One Year    $           13,759         37.59%    37.59%
Inception2  $           16,460         64.60%    14.53%


1The Standard and Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.
 S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2The Fund and Index performance numbers are calculated from April 30, 1992, the Fund's most recent inception date. The Fund's performance is historical and may not be indicative of future results.

[GRAPHIC]
LINE CHART

Data for Line Chart to follow:


               Manning & Napier    S&P 500 Total
               Small Cap Series    Return Index

30-Apr-92*          10,000              10,000

31-Dec-92           11,610              10,725

31-Dec-93           13,317              11,808

31-Dec-94           14,383              11,964

31-Dec-95           16,497              16,460


* Inception date



Investment Portfolio - December 31, 1995


                                                                   Value
                                                     Shares      (Note 2)


COMMON STOCK - 95.9%

Amusement & Recreational Services - 0.9%
   Mountasia Entertainment International,  Inc.*      260,000  $  1,251,250

Business Services - 15.0%
   Employment Services - 0.6%
   Barrett Business Services, Inc.*                    55,000       811,250

   Software - 14.4%
   Black Box Corp.*                                   170,000     2,783,750
   Borland International, Inc.*                       475,000     7,837,500
   Caere Corp.*                                       138,000       983,250
   Electronic Arts, Inc.*                              79,000     2,063,875
   Symantec Corp.*                                    300,000     6,975,000
                                                                 20,643,375
                                                                 21,454,625
Chemical & Allied Products - 4.6%
   Alliance Pharmaceutical Corp.*                     353,000     4,809,625
   Penederm, Inc.*                                    154,000     1,751,750
                                                                  6,561,375
Crude Petroleum & Natural Gas - 1.6%
   Mesa, Inc.*                                        600,000     2,250,000

Educational Services - 3.4%
   Westcott Communications, Inc.*                     356,000     4,895,000

Electronics & Electrical Equipment - 10.3%
   Electronic Components - 1.3%
   Planar Systems, Inc.*                               95,000     1,816,875

   Lighting Equipment - 3.1%
   Coleman Company, Inc.*                             125,900     4,422,238

   Telecommunication Equipment - 5.9%
   BroadBand Technologies, Inc.*                      225,000     3,656,250
   General DataComm Industries, Inc.*                 285,000     4,880,625
                                                                  8,536,875
                                                                 14,775,988

   The accompanying notes are an intergral part of the financial statements.

                                   4

Investment Portfolio - December 31, 1995


                                                                   Value
                                                     Shares      (Note 2)


Fabricated Metal Products - 7.4%
   Keystone  International, Inc.                      214,100  $  4,282,000
   Material Sciences Corp.*                           350,000     5,206,250
   Medalist Industries*                               183,800     1,102,800
                                                                 10,591,050
Food - 1.6%
   J & J Snack Foods Corp.*                           130,000     1,430,000
   Grist Mill Co.*                                    116,800       861,400
                                                                  2,291,400
Glass Products - 0.8%
   Libbey, Inc.                                        50,000     1,125,000

Health Services - 9.3%
   Doctors Offices & Clinics - 1.3%
   Coastal Physician Group, Inc.*                     133,000     1,795,500

   Home Health Care Services - 4.9%
   Health Management, Inc.*                           448,600     5,943,950
   Quantum Health Resources, Inc.*                    106,000     1,040,125
                                                                  6,984,075
   Hospitals - 2.6%
   Rehabcare Group Inc.*                              195,000     3,753,750
   Specialty Outpatient Services - 0.5%
   U.S. Physical Therapy, Inc.*                        65,000       747,500
                                                                 13,280,825
Industrial & Commercial Machinery - 3.6%
   Computer Peripheral Equipment - 1.0%
   PSC, Inc.*                                         149,000     1,378,250
   Printing Trades Equipment - 2.6%
   Scitex Corp.                                       272,000     3,706,000
                                                                  5,084,250
Office & Business Equipment - 3.1%
   BT Office Products International, Inc.*            275,000  $  4,400,000


   The accompanying notes are an integral part of the financial statements.

                                   5



Investment Portfolio - December 31, 1995


                                                                   Value
                                                     Shares      (Note 2)

Plastic Products - 2.7%
   Carlisle Plastics, Inc.*                           274,000     1,233,000
   Sun Coast Industries, Inc.*                        390,000     2,632,500
                                                                  3,865,500
Primary Metal Industries - 1.3%
   American Superconductor Corp.*                     115,000     1,667,500
   Gibraltar Steel Corp.*                              12,500       151,562
                                                                  1,819,062
Printing & Publishing - 1.2%
   Playboy Enterprises, Inc. - Class A*                93,000       813,750
   Playboy Enterprises, Inc. -  Class B*              107,000       896,125
                                                                  1,709,875
Restaurants - 1.9%
   Quantum Restaurant Group, Inc.*                    249,000     2,801,250

Retail - 20.4%
   Retail - Home Furnishing Stores - 3.6%
   Pier 1 Imports, Inc.                               449,500     5,113,063

   Retail - Shoe Stores - 2.3%
   Brown Group, Inc.                                  230,000     3,277,500

   Retail - Specialty Stores - 12.2%
   Fabri-Centers of America - Class A                 414,400     5,490,800
   Fabri-Centers of America - Class B                 375,400     4,035,550
   Gander Mountain, Inc.*                             202,000     1,338,250
   Hancock Fabrics, Inc.                              427,500     3,847,500
   Michaels Stores, Inc.*                             195,000     2,681,250
                                                                 17,393,350
   Retail - Variety Stores - 2.3%
   Family Dollar Stores, Inc.                         250,000     3,437,500
                                                                 29,221,413
Shoes - 3.0%
   Wolverine World Wide, Inc.                         134,550     4,238,325

Technical Instruments & Supplies - 1.9%
   Allied Healthcare Products, Inc.                    46,000  $    736,000
   SpaceLabs Medical, Inc.*                            68,800     1,978,000
                                                                  2,714,000

   The accompanying notes are an integral part of the financial statements.

                                   6

Investment Portfolio - December 31, 1995


                                                    Principal     Value
                                                  Amount/Shares  (Note 2)

Television & Radio Broadcasting Stations - 0.5%
   Childrens Broadcasting Corp.*                      115,000       718,750

Textiles - 1.4%
   Fieldcrest Cannon, Inc.*                           125,000     2,078,125

TOTAL COMMON STOCK
   (Identified Cost $139,279,661)                               137,127,063

SHORT-TERM INVESTMENTS - 4.5%
   Dreyfus U.S. Treasury Money Market Reserves        938,995       938,995
   U.S. Treasury Bill, 2/8/96                      $5,525,000     5,494,732
TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $6,433,727)                                   6,433,727

TOTAL INVESTMENTS - 100.4%
   (Identified Cost $145,713,388)                               143,560,790

LIABILITIES, LESS OTHER ASSETS - (0.4%)                            (557,748)

NET ASSETS - 100%                                              $143,003,042

*Non - income producing security




Federal Tax Information:
At December 31, 1995, the net unrealized depreciation based on identified cost for federal income tax purposes of $145,713,388 was as follows:



Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost                              $ 16,667,862

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value                               (18,820,460)

Unrealized depreciation  -  net                  $ (2,152,598)



The accompanying notes are an integral part of the financial statements.



Statement of Assets and Liabilities

December 31, 1995



ASSETS:
Investments, at value (Identified cost, $145,713,388) (Note 2)  $143,560,790
Cash                                                                 100,710
Receivable for securities sold                                     1,323,407
Dividends receivable                                                 124,629
Receivable for fund shares sold                                       24,130
Prepaid expense                                                        7,334
TOTAL ASSETS                                                     145,141,000

LIABILITIES:
Accrued management fees (Note 3)                                     120,883
Accrued Directors' fees (Note 3)                                       1,812
Payable for securities purchased                                   1,960,347
Audit fee payable                                                     22,315
Payable for fund shares redeemed                                      14,303
Other payables and accrued expenses                                   18,298
TOTAL LIABILITIES                                                  2,137,958

NET ASSETS FOR 11,966,048 SHARES
   OUTSTANDING                                                  $143,003,042

NET ASSETS CONSIST OF:
Capital stock                                                   $    119,660
Additional paid - in - capital                                   142,402,725
Accumulated net realized gain on investments                       2,633,255
Net unrealized depreciation on investments                        (2,152,598)
TOTAL NET ASSETS                                                $143,003,042

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($143,003,042/11,966,048 shares)                             $      11.95




The accompanying notes are an integral part of the financial statements.



Statement of Operations

For the Year Ended December 31, 1995



INVESTMENT INCOME:
Dividends                                                  $    692,143
Interest                                                        657,354
Total Investment Income                                       1,349,497

EXPENSES:
Management fees (Note 3)                                      1,296,858
Directors fees (Note 3)                                           6,875
Custodian fees                                                   31,450
Audit fee                                                        26,412
Registration and  filing fees                                    16,956
Miscellaneous                                                    11,471
Total Expenses                                                1,390,022

NET INVESTMENT LOSS                                             (40,525)

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain on investments  (identified cost basis)    31,290,477
Net change in unrealized depreciation
   on investments                                           (15,430,101)
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:                                           15,860,376

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                         $ 15,819,851



The accompanying notes are an integral part of the financial statements.



Statement of Changes in Net Assets



                                                           For The        For The
                                                         Year Ended     Year Ended
                                                          12/31/95       12/31/94

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                     $    (40,525)  $   (538,884)
Net realized gain on investments                          31,290,477      4,818,711
Net change in unrealized appreciation
   (depreciation) on investments                         (15,430,101)     2,413,995
Net increase in net assets from operations                15,819,851      6,693,822

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains                                  (28,009,998)    (4,498,900)

CAPITAL STOCK ISSUED AND REDEEMED:
Net increase in net assets from capital share
transactions (Note 5)                                     49,670,946     32,593,278

Net increase in net assets                                37,480,799     34,788,200

NET ASSETS:
Beginning of period                                      105,522,243     70,734,043

End of period (including undistributed net investment
   income of $0 and $0, respectively)                   $143,003,042   $105,522,243



The accompanying notes are an integral part of the financial statements.



Financial Highlights


                                                         For the Years Ended                       For the Periods
                                                                                             4/30/92(1) to      1/1/89 to
                                             12/31/95         12/31/94          12/31/93       12/31/92         7/24/89(2)

Per share data (for a share outstanding
throughout each period)*

Net asset value -
   Beginning of period                      $   12.92   $              12.52   $   11.24   $        10.00(3)  $        8.96

Income from investment operations:
   Net investment income (loss)                (0.004)                (0.066)     (0.040)            (0.020)         (0.390)
   Net realized and unrealized gain (loss)
    on investments                              1.934                  1.051       1.700              1.630               -
Total from investment operations                1.930                  0.985       1.660              1.610          (0.390)

Less distributions declared to
shareholders:
   From net realized gains                     (2.900)                (0.585)     (0.380)            (0.290)              -
   In excess of net  realized gains                 -                      -           -          (0.080)(4)              -
   Redemption of initial
     capitalization*                                -                      -           -                  -          (8.570)
Total distributions declared to
   shareholders                                (2.900)                (0.585)     (0.380)            (0.370)         (8.570)

Net asset value -End of period              $   11.95   $              12.92   $   12.52   $          11.24               -

Total Return:(5)                                14.70%                  8.01%      14.64%             16.20%            -(6)

Ratios (to average net assets)/
   Supplemental data:
   Expenses(7)                                   1.07%                  1.10%       1.13%           1.27%(8)    14.59%(8)(6)
   Net investment income (loss)                (0.03)%                (0.58)%     (0.43)%         (0.26)%(8)   (8.02)%(8)(6)

Portfolio turnover                                 77%                    31%         12%                24%              0%

Average Commission Rate Paid                $  0.0500                      -           -                  -               -

Net Assets - End of period
   (000's  omitted)                         $ 143,003   $            105,522   $  70,734   $         33,079               -




The accompanying notes are an integral part of the financial statements.

Financial Highlights - Footnotes

*Prior to July 8, 1993, the investment practice of the Fund resulted in the active operation of the investment portfolio for discrete periods. On April 30, 1992, the Fund resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. On July 8, 1993, the Fund began offering shares directly to investors. Previously, the Fund was in active operation from November 11, 1986 to May 14, 1987 and from December 1, 1987 to April 13, 1988.

During the periods of January 6, 1986 to November 10, 1986, May 15, 1987 to November 30, 1987 and April 14, 1988 to July 24, 1989 the only shareholders of the Fund were the shareholders who provided the initial capitalization for the Fund (the "Initial Shareholders"). During periods when the only shareholders of the Fund were the Initial Shareholders, assets of the Fund were invested in U.S. Treasury securities. On July 11 and 24, 1989 the shares held by the Initial Shareholders were redeemed in full and the Fund remained dormant until April 30, 1992.


Per share data for periods before May 18, 1988 were restated to reflect the 10 for 1 stock dividend effected on May 18, 1988.

1Recommencement of operations.

2Date of complete redemption.

3Initial offering price upon recommencement of operations on April 30, 1992.

4Distributions differ from net investment income and net realized capital gains because of book/tax timing differences, primarily the requirements of the excise tax regulations enacted as part of the 1986 Tax Reform Act. The regulations required the Fund to measure capital gains through October 31, 1992. The excise tax regulations also required the Fund to distribute those gains before December 31, 1992 to avoid payment of excise tax.

5Total return represents aggregate total return for the period indicated.

6During the period January 1, 1989 to July 24, 1989, the only shareholders and resulting assets were those of the Initial Shareholders, as described in the note with the asterisk, who redeemed their shares on July 11 and 24, 1989; therefore, the ratios and total return presented may not be representative of an actively operating fund.

7Absent waivers of investment advisory fees, the ratio of expenses to average daily net assets is as follows: 15.57% (for the period 1/1/89 to 7/24/89); 2.27% (for the year ended 12/31/87); and 9.34% (for the period 1/6/86 - commencement of operations to 12/31/86).

8Annualized.
                                  12

Notes to Financial Statements

1. ORGANIZATION

   Small Cap Series (the "Fund") is a no-load diversified series of Manning
   & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   On April 30, 1992, the Fund resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. On July 8, 1993, the Fund began offering shares directly to investors. Previously, the Fund was in active operation from November 11, 1986 to May 14, 1987 and from December 1, 1987 to April 13, 1988.

   During the periods of January 6, 1986 to November 10, 1988, May 15, 1987 to November 30, 1987, and April 14, 1988 to July 24, 1989, the only shareholders of the Fund were the shareholders who provided the initial capitalization for the Fund (the "Initial Shareholders"). During periods when the only shareholders of the Fund were the Initial Shareholders, assets of the Fund were invested in U.S. Treasury securities. On July 11 and 24, 1989, the shares held by the Initial Shareholders were redeemed in full and the Fund remained dormant until April 30, 1992.

   The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1995, 710 million shares have been designated in total among 18 series, of which 20 million have been designated as Small Cap Series Class A Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

   SECURITY VALUATION
   Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

   Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

   Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Fund's Board of Directors.

   Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

Notes to Financial Statements

   SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
   Security transactions are accounted for on the date the securities are
   purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
   Interest income and expenses are recorded on an accrual basis.

   Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

   FEDERAL INCOME TAXES
   The Fund's policy is to comply with the provisions of the Internal
   Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income taxes has been made in the financial statements.

   The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

   DISTRIBUTION OF INCOME AND GAINS
   Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

   The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

   The Fund hereby designates $23,663,611 as dividends from capital gains for the year ended December 31, 1995.

Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES
   The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $1,296,858 for the year ended December 31, 1995.

   Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

   The Advisor has agreed that, in any fiscal year, if the expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed the limits set by applicable regulation of state securities commissions, the Advisor will reduce its fee by the amount of such excess.

   The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

   Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

   The compensation of the non-affiliated Directors totaled $6,875 for the year ended December 31, 1995.

4. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities, other than short-term securities, were $107,067,286 and $89,354,571, respectively, for the year ended December 31, 1995.

Notes to Financial Statements

5. CAPITAL STOCK TRANSACTIONS


     Transactions in shares of  Small Cap Series Class A Common Stock were:


                    For the Year                   For the Year
                   Ended 12/31/95                 Ended 12/31/94
                Shares          Amount         Shares          Amount
            ---------------  ------------  ---------------  ------------
Sold             1,840,553   $26,713,110        2,378,055   $30,792,044
Reinvested       2,289,934    27,662,435          517,322     6,538,155
Redeemed          (331,604)   (4,704,599)        (380,074)   (4,736,921)
Total            3,798,883   $49,670,946        2,515,303   $32,593,278



6. FINANCIAL INSTRUMENTS
   The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1995.

Report of Independent Accountants

To the Shareholders and Directors of
Manning & Napier Fund, Inc.-Small Cap Series:

We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- Small Cap Series, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.-Small Cap Series as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Boston, Massachusetts
January 26, 1996

                           Manning & Napier Fund, Inc.

                             International Series

                                Annual Report
                              December 31, 1995

Management Discussion and Analysis

DEAR SHAREHOLDERS:

Foreign markets paled in comparison with U.S. stocks in 1995, but with the extraordinary run-up in domestic stocks, the wisdom of looking abroad for values is more compelling than ever.

As of December 31, 1995, the International Series was invested in Germany, France, Italy, Spain, the United Kingdom, Mexico and Hong Kong at approximate weightings of: 27%, 25%, 12%, 9%, 2%, 2% and 2% respectively.

In Europe, financial markets are being affected by the plans for monetary union in 1998. Monetary and fiscal policies have been kept unusually tight in Europe in the approach to monetary union. Fiscal constraints associated with monetary union will force action on an easing in the monetary environment, which should help maintain economic growth. Because monetary policies will be aggregated after union, structural reform of economies become more urgent in the interim. Reform of labor markets, welfare systems, investment and educational incentives are all likely to occur in the near future. All these factors should bode well for European markets in the year ahead. To some extent, weve seen the pain that should lead to gain.

In addition to these broad influences in the European economies, there have been specific changes in the economies of countries in which we invest. Germany has recently resumed its short term interest rate cuts, and nearly all European countries have followed their lead. France has enacted a reform of the welfare system that will reduce the governments deficit and allow interest rates to fall. Spains Socialist administration has enacted labor reforms that will increase the flexibility of businesses and should increase prosperity for the country as a whole, and we expect that the right wing party that is likely to win the March 1996 election will take those reforms further.

In Mexico, a surprise devaluation in late 1994 led to a massive sell-off of Mexican assets and the peso, leading Mexican stocks to fall by more than 70% in US dollar terms. While this caused the values of many Mexican stocks to decline sharply, there were some companies that did not share exposure to the weaker peso, either because they did not have dollar-denominated liabilities, or because they had significant dollar-denominated revenues. We took advantage of the overall panic in the Mexican market to purchase stocks of several of these companies. Strong market positions for these companies have been improved as their financial situations remained intact while competitors had to retrench in the face of financial difficulties. We believe that these companies will remain well-positioned to benefit as the Mexican economy recovers in 1996.

Because emerging markets can change rapidly, and because there is less disclosure than in more mature markets, investors were shaken by the devaluation in the Mexican peso. This, together with the fear that global growth was slowing dramatically, caused investors to shy away from emerging markets in 1995. Anytime a sector of the market is shunned, opportunities can arise to buy stocks at bargain prices. In Hong Kong, with strong economic growth being experienced in the Pacific Rim and in China in particular, there were a handful of companies with strong product lines in good businesses that hit attractive valuations due to the disfavor for emerging markets, and we took advantage of the opportunity to add them to the portfolio. We expect strong growth in the Pacific Rim to continue into 1996 and believe those companies will benefit from that growth.

As we look to 1996, we believe the combination of easing monetary policies and government reforms in many countries will provide a positive framework for international investing.

We appreciate your continued confidence in us and wish you all the best in 1996.

Sincerely,

Manning & Napier Advisors, Inc.

Performance Update as of December 31, 1995

The value of a $10,000 investment in the Manning & Napier Fund, Inc. - International Series from its inception (8/27/92) to present (12/31/95) as compared to the Standard & Poor's (S&P 500) Total Return Index and the Morgan Stanley Capital International World Index.1



Manning & Napier Fund, Inc.
International Series


                         Total Return
             Growth of
Through       $10,000                   Average
12/31/95    Investment    Cumulative     Annual

One Year    $    10,414          4.14%     4.14%
Inception2  $    11,898         18.98%     5.33%





S&P 500 Total Return Index


                         Total Return
             Growth of
Through       $10,000                   Average
12/31/95    Investment    Cumulative     Annual

One Year    $    13,759         37.59%    37.59%
Inception2  $    16,334         63.34%    15.78%





Morgan Stanley
Capital International World Index


                         Total Return
             Growth of
Through       $10,000                   Average
12/31/95    Investment    Cumulative     Annual

One Year    $    12,072         20.72%    20.72%
Inception2  $    15,351         53.51%    13.66%



1The Standard & Poor (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.
 The Morgan Stanley Capital International World Index is a market capitalization-weighted measure of the total return of 1,579 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The Morgan Stanley Capital International World Index is denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2The Fund and Indices performance numbers are calculated from August 27, 1992, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

[GRAPHIC]
LINE CHART

Data for Line Chart to follow:


                                                     Morgan Stanley
               Manning & Napier    S&P 500 Total  Capital International
             International Series   Return Index     World Index

27-Aug-92*               10,000           10,000            10,000

31-Dec-92                10,598           10,643             9,880

31-Dec-93                13,359           11,717            12,103

31-Dec-94                11,425           11,872            12,717

31-Dec-95                11,898           16,334            15,351



* Inception date



Investment Portfolio - December 31, 1995


                                                                   Value
                                                     Shares      (Note 2)

COMMON STOCK - 77.40%

UNITED KINGDOM - 1.79%
Merchandising - 1.79%
   Tesco plc                                          500,000  $  2,301,750

TOTAL UNITED KINGDOM SECURITIES
   (Identified Cost $2,210,890)                                   2,301,750

FRANCE - 25.12%
Aerospace & Military Technology - 0.24%
   Thomson CSF                                         14,132       314,128

Automobiles - 0.77%
   PSA Peugeot Citroen                                  7,545       993,048

Banking - 2.43%
   Cie Financiere de Paribas                           13,411       733,641
   Compagnie de Suez SA                                18,822       774,632
   Credit Foncier de France                             5,232        75,471
   Societe Generale Paris                              12,476     1,537,833
                                                                  3,121,577
Beverage & Tobacco - 1.91%
   LVMH (Louis Vuitton Moet-Hennessy)                  11,764     2,444,745

Building Material & Components - 0.65%
   Lafarge                                             12,949       832,365

Business & Public Services - 1.29%
   Compagnie Generale des Eaux                         16,665     1,659,983

Chemicals - 1.67%
   L'Air Liquide                                       12,960     2,141,432

Construction & Housing - 0.28%
   Bouygues                                             3,502       351,970

Electrical & Electronics - 1.41%
   Alcatel Alsthom                                     21,010     1,807,269

The accompanying notes are an integral part of the financial statements.

                                   3


Investment Portfolio - December 31, 1995


                                                                   Value
                                                     Shares      (Note 2)

Energy Sources - 3.44%
   Elf Aquitaine                                       37,335  $  2,744,487
   Total SA-B                                          24,733     1,665,431
                                                                  4,409,918
Financial Services - 0.51%
   Compagnie Bancaire SA                                3,758       419,581
   Societe Eurafrance SA                                  708       237,289
                                                                    656,870
Food & Household Products - 1.31%
   Groupe Danone                                       10,181     1,676,024

Health & Personal Care - 2.47%
   L'Oreal                                              9,103     2,431,452
   Sanofi SA                                           11,491       734,899
                                                                  3,166,351
Industrial Components - 0.46%
   Michelin - B                                        14,874       591,846

Leisure & Tourism - 0.47%
   Accor SA                                             4,684       605,041

Machinery & Engineering - 0.36%
   Schneider SA                                        13,384       456,478

Materials & Commodities - 1.31%
   Compagnie de Saint-Gobain                           15,232     1,682,034

Merchandising - 2.14%
   Carrefour Supermarche                                4,032     2,440,628
   Casino Guichard-Perrachon                           10,600       306,887
                                                                  2,747,515
Multi-Industry - 2.00%
   AXA                                                 23,642     1,589,559
   Chargeurs                                            1,235       245,330
   Lyonnaise des Eaux-Dumez                             7,655       735,369
                                                                  2,570,258
TOTAL FRENCH SECURITIES
   (Identified Cost $27,771,404)                                 32,228,852

The accompanying notes are an integral part of the financial statements.

                                   4

Investment Portfolio - December 31, 1995


                                                                   Value
                                                     Shares      (Note 2)

GERMANY - 26.68%
Airlines - 0.26%
   Deutsche Lufthansa AG                                2,370  $    327,266

Automobiles - 4.81%
   Daimler Benz AG                                      5,954     2,998,744
   Volkswagen AG                                        9,484     3,173,428
                                                                  6,172,172
Banking - 3.23%
   Bayerische Vereinsbank AG                           49,730     1,487,575
   Dresdner Bank AG                                    99,090     2,650,441
                                                                  4,138,016
Chemicals - 1.73%
   Bayer AG                                             8,375     2,218,573

Construction & Housing - 0.75%
   Hochtief AG                                          2,277       970,992

Electrical & Electronics - 3.60%
   Siemens AG                                           8,423     4,617,268

Insurance - 3.52%
   Allianz AG Holding                                   2,307     4,519,312

Machinery & Engineering - 2.04%
   Mannesmann AG                                        5,725     1,818,060
   M.A.N. AG                                            2,902       801,456
                                                                  2,619,516
Materials & Commodities - 0.47%
   Degussa AG                                           1,790       601,440

Multi-Industry - 1.66%
   Viag AG                                              5,178     2,128,833

Utilities - Gas & Electric - 4.61%
   RWE AG                                               7,581     2,750,254
   VEBA AG                                             74,150     3,167,171
                                                                  5,917,425
TOTAL GERMAN SECURITIES
   (Identified Cost $26,619,764)                                 34,230,813

The accompanying notes are an integral part of the financial statements.

                                   5

Investment Portfolio - December 31, 1995


                                                                   Value
                                                     Shares      (Note 2)

HONG KONG - 1.94%
Energy Sources - Oil/Gas - 0.50%
   Zhenhai Refining and Chemical Co. Ltd.           3,402,000  $    637,952

Telecommunication - 0.35%
   Champion Technology Holdings                     4,300,738       450,520

Textiles & Apparel - 1.09%
   Yizheng Chemical Fibre Co. Ltd.                  6,224,000     1,400,570

TOTAL HONG KONG SECURITIES
   (Identified Cost $3,647,794)                                   2,489,042

ITALY - 11.39%
Automobiles - 1.14%
   Fiat S.p.A.                                        450,000     1,465,182

Building Material & Components - 0.39%
   Italcementi S.p.A.                                  83,600       501,140

Construction & Housing - 0.39%
   Sirti S.p.A.                                        86,500       486,867

Energy Sources - Oil/Gas - 0.35%
   Edison S.p.A.                                      104,000       448,868

Financial Services - 1.42%
   Banca Commerciale Italiana                         242,000       517,660
   Banco Ambrosiano Veneto S.p.A.                      80,700       220,236
   Credito Italiano S.p.A.                            288,000       336,197
   Istituto Bancario San Paolo di Torina S.p.A.       126,800       752,102
                                                                  1,826,195
Food & Household Products - 0.16%
   Parmalat Finanziaria S.p.A.                        233,400       202,945

Insurance - 3.04%
   Assicurazioni Generali S.p.A.                      123,640     2,999,747
   R.A.S. S.p.A.                                       43,250       492,462
   S.A.I.                                              40,400       414,124
                                                                  3,906,333

The accompanying notes are an integral part of the financial statements.

                                   6

Investment Portfolio - December 31, 1995


                                                                   Value
                                                     Shares      (Note 2)

Multi-Industry - 0.92%
   Montedison S.p.A.*                               1,211,000  $    813,046
   Pirelli S.p.A.*                                    288,000       372,542
                                                                  1,185,588
Retail - Specialty Stores - 0.21%
   La Rinascente S.p.A.                                45,000       272,876

Telecommunication - 2.74%
   Telecom Italia S.p.A.                            1,060,000     1,652,084
   Telecom Italia Mobile S.p.A.*                    1,060,000     1,869,464
                                                                  3,521,548
Textiles & Apparel - 0.27%
   Benetton Group S.p.A.                               28,800       343,284

Utilities - Gas & Electric - 0.36%
   Italgas S.p.A.                                     150,000       457,160

TOTAL ITALIAN SECURITIES
   (Identified Cost  $16,384,697)                                14,617,986

MEXICO - 2.02%
Beverage & Tobacco - 0.60%
   Coca-Cola Femsa S.A.-Series L                      400,000       769,790

Food-Processing - 0.51%
   Grupo Industrial Maseca SA-Series B              1,075,000       657,876

Real Estate - 0.37%
   Grupo Situr S.A.-Series B*                       1,575,000       475,780

Retail - Department Store - 0.54%
   Cifra S.A.-Series B                                650,000       685,545

TOTAL MEXICAN SECURITIES
   (Identified Cost $2,843,934)                                   2,588,991

SPAIN - 8.46%
Beverage & Tobacco - 0.13%
   Tabacalera S.A.-A                                    4,266       161,345

The accompanying notes are an integral part of the financial statements.

                                   7

Investment Portfolio - December 31, 1995


                                                                   Value
                                                     Shares      (Note 2)

Construction & Housing - 0.26%
   Dragados & Construcciones S.A.                      11,988  $    157,212
   Fomento de Construcciones y Contratas S.A.           2,277       174,110
                                                                    331,322
Energy Sources - Oil/Gas - 0.98%
   Repsol S.A.                                         38,365     1,253,862

Financial Services - 2.32%
   Banco Bilbao Vizcaya                                28,290     1,016,464
   Banco Central Hispanoamericano S.A.                 18,888       382,031
   Banco Santander S.A.                                18,728       937,748
   Corp. Bancaria de Espana S.A. (Argentaria)          15,512       637,698
                                                                  2,973,941
Insurance - 0.12%
   Corporacion Mapfre                                   2,823       157,601

Metals - Steel - 0.18%
   Acerinox S.A.                                        2,343       236,371

Multi-Industry - 0.25%
   Autopistas Concesionaria Espanola S.A.              28,443       322,725

Real Estate - 0.03%
   Inmobiliaria Metropolitana Vasco Central S.A.        1,128        37,098

Telecommunication - 1.18%
   Telefonica de Espana                               110,009     1,519,550

Utilities - Gas & Electric - 3.01%
   Empresa Nacional de Electridad (ENDESA)             29,210     1,649,931
   Gas Natural SDG-E                                    4,993       775,891
   Iberdrola S.A.                                     122,474     1,117,749
   Union Electrica Fenosa S.A.                         52,126       312,863
                                                                  3,856,434
TOTAL SPANISH SECURITIES
   (Identified Cost $9,484,497)                                  10,850,249

TOTAL COMMON STOCK
   (Identified Cost $88,962,980)                                 99,307,683

The accompanying notes are an integral part of the financial statements.

                                   8

Investment Portfolio - December 31, 1995


                                                    Principal     Value
                                                  Amount/Shares  (Note 2)

SHORT-TERM INVESTMENTS - 19.67%
   U.S. Treasury Bill, 1/11/96                     15,000,000  $ 14,978,125
   U.S. Treasury Bill, 2/8/96                       7,500,000     7,463,847
   Dreyfus U.S. Treasury Money Market               2,790,178     2,790,178
 TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $25,232,150)                                 25,232,150

TOTAL INVESTMENTS - 97.07%
   (Identified Cost $114,195,130)                               124,539,833

OTHER ASSETS, LESS LIABILITIES - 2.93%                            3,754,024

NET ASSETS - 100%                                              $128,293,857


*Non-income producing securities.



Federal Tax Information:
At December 31, 1995, the net unrealized appreciation based on identified cost for federal income tax purposes of $114,199,747 was as follows:



Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost          $16,282,015

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value           (5,941,912)

Unrealized appreciation-net                                  $10,340,103



The accompanying notes are an integral part of the financial statements.



Industry Concentration - December 31, 1995


                                                     Percent
                                                     of Net Assets

INDUSTRY CONCENTRATION (as a percent of net assets)
Aerospace & Military Technology                               0.24%
Airlines                                                      0.26%
Automobiles                                                   6.72%
Banking                                                       5.66%
Beverage & Tobacco                                            2.64%
Building Material & Components                                1.04%
Business & Public Services                                    1.29%
Chemical                                                      3.40%
Construction & Housing                                        1.68%
Electrical & Electronics                                      5.01%
Energy Sources                                                5.27%
Financial Services                                            4.25%
Food & Household Products                                     1.47%
Food Processing                                               0.51%
Health & Personal Care                                        2.47%
Industrial Components                                         0.46%
Insurance                                                     6.68%
Leisure & Tourism                                             0.47%
Machinery & Engineering                                       2.40%
Materials & Commodities                                       1.78%
Merchandising                                                 3.93%
Metals - Steel                                                0.18%
Multi-Industry                                                4.83%
Real Estate                                                   0.40%
Retail - Department Store                                     0.54%
Retail - Specialty Stores                                     0.21%
Telecommunication                                             4.27%
Textiles & Apparel                                            1.36%
Utilities - Gas & Electric                                    7.98%
TOTAL COMMON STOCK                                           77.40%



The accompanying notes are an integral part of the financial statements.



Statement of Assets and Liabilities

December 31, 1995



ASSETS:
Investments, at value (Identified cost, $114,195,130) (Note 2)    $124,539,833
Foreign currency, at value (cost $3,864,163)                         3,844,574
Cash                                                                     8,813
Receivable for forward foreign currency exchange
   contracts sold (Note 2)                                          64,616,200
Foreign tax reclaims receivable                                        367,749
Receivable for fund shares sold                                         41,710
Dividends receivable                                                    10,147
Prepaid expense                                                          6,037
TOTAL ASSETS                                                       193,435,063

LIABILITIES:
Accrued management fees (Note 3)                                       105,446
Accrued Directors' fees (Note 3)                                         1,813
Payable for forward foreign currency contracts sold,
   at value (Note 2)                                                64,974,404
Audit fees payable                                                      32,476
Payable for fund shares redeemed                                        12,039
Other payables and accrued expenses                                     15,028
TOTAL LIABILITIES                                                   65,141,206

NET ASSETS FOR 13,406,285 SHARES OUTSTANDING                      $128,293,857

NET ASSETS CONSIST OF:
Capital stock                                                     $    134,062
Additional paid-in-capital                                         122,178,408
Accumulated net realized loss on investments                        (3,991,376)
Net unrealized appreciation on investments,  foreign currency,
   forward currency contracts, and other assets and liabilities      9,972,763
TOTAL NET ASSETS                                                  $128,293,857

NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER
SHARE ($128,293,857/13,406,285 shares)                            $       9.57



   The accompanying notes are an integral part of the financial statements.



Statement of Operations
For the Year Ended December 31, 1995



INVESTMENT INCOME:
Dividends (net of withholding tax)                             $ 2,306,233
Interest                                                           536,725
Total Investment Income                                          2,842,958

EXPENSES:
Management fees (Note 3)                                         1,084,583
Directors' fees (Note 3)                                             7,292
Custodian fees                                                     140,184
Audit fees                                                          32,800
Taxes                                                               18,566
Miscellaneous                                                       15,292
Total Expenses                                                   1,298,717

NET INVESTMENT INCOME                                            1,544,241

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain (loss) -
   On investments (identified cost basis)                         (769,200)
   Foreign currency and forward foreign currency
     exchange contracts                                         (5,141,157)
Net realized loss on investments                                (5,910,357)

Net change in unrealized appreciation -
   On investments                                                8,439,526
   Foreign currency and forward currency contracts and other
     assets and liabilities                                         (5,562)
Net unrealized appreciation on investments                       8,433,964

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                                2,523,607

NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  $ 4,067,848



   The accompanying notes are an integral part of the financial statements.



Statement of Changes in Net Assets


                                                           For the        For the
                                                         Year Ended     Year Ended
                                                          12/31/95       12/31/94

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                   $  1,544,241   $  1,196,416
Net realized loss on investments                          (5,910,357)    (3,410,098)
Net change in unrealized appreciation (depreciation)
   on investments                                          8,433,964    (11,502,063)
Net increase (decrease) in net assets from operations      4,067,848    (13,715,745)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                (1,539,988)             -
From paid-in-capital                                      (2,083,389)             -
From net realized gain on investments                       (757,156)    (1,311,651)
Total distributions to shareholders                       (4,380,533)    (1,311,651)

CAPITAL STOCK ISSUED AND REDEEMED:
Net increase in net assets from capital share
transactions (Note 5)                                     42,642,060      8,983,383

Net increase (decrease) in net assets                     42,329,375     (6,044,013)

NET ASSETS:
Beginning of period                                       85,964,482     92,008,495

End of period (including undistributed net investment
   income of $0 and $0, respectively)                   $128,293,857   $ 85,964,482



The accompanying notes are an integral part of the financial statements.



Financial Highlights


                                                                                                      For the
                                                                                                   Period 8/27/92
                                                                 For The Year Ended                (commencement
                                                                                                   of operations)
                                                     12/31/95         12/31/94         12/31/93     to 12/31/92

Per share data (for a share outstanding
throughout the period):

Net asset value - Beginning of period               $    9.54   $             11.33   $    9.19   $         10.00

Income from investment operations:
   Net investment income                                0.123                 0.143       0.150             0.030
   Net realized and unrealized gain (loss)
    on investments                                      0.262                (1.784)      2.240             0.570
Total from investment operations                        0.385                (1.641)      2.390             0.600

Less distributions declared to shareholders:
   From net investment income                          (0.118)                    -      (0.250)           (0.030)
   From paid-in-capital                                (0.160)                    -           -                 -
   From net realized gains on investments              (0.077)               (0.149)          -            (1.240)
   In excess of net realized gains                          -                     -           -         (0.140)(1)
Total distributions declared to
   shareholders                                        (0.355)               (0.149)     (0.250)           (1.410)

Net asset value - End of period                     $    9.57   $              9.54   $   11.33   $          9.19

Total Return(2)                                          4.14%              (14.48)%      26.00%             6.01%

Ratios (to average net assets)/Supplemental Data:
   Expenses                                              1.20%                 1.18%       1.16%          1.33%(3)
   Net investment income                                 1.42%                 1.38%       1.39%          0.85%(3)

Portfolio turnover                                         14%                   31%         20%                0%

Average Commission Rate Paid                        $  0.0021                     -           -                 -

Net Assets - End of period
   (000's omitted)                                  $ 128,294   $            85,964   $  92,012   $        72,163

1Distributions differ from net investment income and net realized capital gains because of book/tax timing differences, primarily due to the requirements of the Internal Revenue Code.

2Represents aggregate total return for the period indicated.

3Annualized.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements

1. ORGANIZATION
   International Series (the "Fund") is a no-load non-diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Shares of the Fund are offered to clients and employees of Manning &
   Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1995, 710 million shares have been designated in total among 18 series, of which 20 million have been designated as International Series Class G Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

   SECURITY VALUATION
   Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

   Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

   Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Fund's Board of Directors.

   Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

   SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
   Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

   Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

   FEDERAL INCOME TAXES
   The Fund's policy is to comply with the provisions of the Internal
   Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income taxes has been made in the financial statements.

Notes to financial Statements

    The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

    DISTRIBUTION OF INCOME AND GAINS
    Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

    The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

    The Fund hereby designates $757,156 as capital gains dividends for the year ended December 31, 1995.

    FOREIGN CURRENCY TRANSLATION
    The accounting records of the Fund are maintained in U.S. dollars.
    Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

    Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
    The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

Notes to Financial Statements

   All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward currency exchange contracts.

   The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

   The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward currency exchange contracts sold on December 31, 1995 is as follows:


                                                        Net Unrealized
Settlement  Contracts       In Exchange    Contracts    Appreciation/
   Date     to Deliver          For        At Value     (Depreciation)
----------  --------------  ------------  -----------  ----------------


   1/24/96  Deutsche Marks  $ 33,694,595  $33,784,285  $       (89,690)
   1/24/96  French Francs   $ 30,921,584  $31,190,121  $      (268,537)

   On December 31, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

3. TRANSACTIONS WITH AFFILIATES
   The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $1,084,583 for the year ended December 31, 1995.

   Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements

   The Advisor has agreed that, in any fiscal year, if the expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed the limits set by applicable regulation of state securities commissions, the Advisor will reduce its fee by the amount of such excess.

   The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

   Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

   The compensation of the non-affiliated Directors totaled $7,292 for the year ended December 31, 1995.

4. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities, other than short-term securities, were $27,792,639 and $12,904,444, respectively, for the year ended December 31, 1995.

5. CAPITAL STOCK TRANSACTIONS


     Transactions in shares of International Series Class G Common Stock were:

                      For the Year                  For the Year
                     Ended 12/31/95                Ended 12/31/94
                Shares           Amount        Shares         Amount
            ---------------  --------------  ----------  ----------------


Sold             4,223,049   $  41,054,909   1,057,221   $    10,650,679
Reinvested         460,661       4,327,528     318,777         3,335,342
Redeemed          (287,048)     (2,740,377)   (488,862)       (5,002,638)
Total            4,396,662   $  42,642,060     887,136   $     8,983,383


6. FOREIGN SECURITIES
   Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

Report of Independent Accountants

To the Shareholders and Directors of
Manning & Napier Fund, Inc. - International Series:

We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc. - International Series, including the schedule of portfolio investments as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in the net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc. - International Series as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Boston, Massachusetts
January 26, 1996

                         Manning & Napier Fund, Inc.

                             Life Sciences Series

                                Annual Report
                        For the period January 1, 1995
                            to September 21, 1995
                        (Date of Complete Redemption)

Performance Update as of  September 21, 1995

The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Life Sciences Series from its inception (10/7/92) to date of complete redemption (9/21/95) as compared to the Standard & Poor's 500 Total Return Index.1


Manning & Napier Life Sciences Series


                                  Total Return
Through       Growth of $10,000                  Average
9/21/95           Investment       Cumulative     Annual

Year to Date  $           14,107         41.07%    60.91%
Inception2    $           16,344         63.44%    18.06%





S&P 500  Total Return Index


                                  Total Return
Through       Growth of $10,000                  Average
9/21/95           Investment       Cumulative     Annual

Year to Date  $           12,939         28.39%    42.79%
Inception2    $           15,659         56.59%    16.36%



1The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.
 S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2The Fund and Index performance numbers are calculated from October 7, 1992, the Fund's inception date. The Fund's performance is historical and is not indicative of future results.

[GRAPHIC]
LINE CHART

Data for Line Chart to follow:


               Manning & Napier
               Life Sciences       S & P 500 Total
               Series              Return Index

07-Oct-92*          10,000              10,000

31-Dec-92           10,195              10,849

31-Dec-93           10,504              11,944

31-Dec-95           11,586              12,102

21-Sep-95**         16,344              15,659




* Inception date
** Date of complete redemption

Investment Portfolio - September 21, 1995



NOTE: Fund liquidated on September 21, 1995, therefore, there are no investments held in the portolio.





The accompanying notes are an integral part of the financial statements.



Statement of Assets and Liabilities

September 21, 1995 (Date of Complete Redemption)



ASSETS:
Cash                                     $102,988
TOTAL ASSETS                              102,988

LIABILITIES (Note 8):
Accrued management fees (Note 3)           78,901
Accrued Directors' fees (Note 3)            5,438
Audit fee payable                           9,000
Other payables and accrued expenses         9,649
TOTAL LIABILITIES                         102,988

NET ASSETS                               $    -0-

NET ASSSETS FOR -0- SHARES OUTSTANDING   $    -0-

NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER
SHARE ($-0-/-0- shares)                  $    -0-



The accompanying notes are an integral part of the financial statements.



Statement of Operations

For the period January 1, 1995 to September 21, 1995 (Date of Complete
Redemption)



INVESTMENT INCOME:
Dividends                                             $   394,934
Interest                                                  338,921
Total Investment Income                                   733,855

EXPENSES:
Management fees (Note 3)                                  451,038
Directors' fees (Note 3)                                    5,022
Audit fees                                                  9,000
Custodian fees                                             10,311
Miscellaneous                                               1,896
Total Expenses                                            477,267

NET INVESTMENT INCOME                                     256,588

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss)
   Investments (identified cost basis)                 23,334,107
   Foreign currency                                       (20,569)
Net realized gain on investments                       23,313,538

Net change in unrealized appreciation of
   investments                                         (3,530,417)

NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                         19,783,121

NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                         $20,039,709



The accompanying notes are an integral part of the financial statements.



Statement of Changes in Net Assets



                                                          For the Period
                                                         1/1/95 to 9/21/95     For the
                                                         (date of complete    Year Ended
                                                            redemption)        12/31/94

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                   $          256,588   $   125,225
Net realized gain on investments                                23,313,538     9,060,905
Net change in unrealized depreciation
   on investments                                               (3,530,417)     (985,393)
Net increase in net assets from operations                      20,039,709     8,200,737

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                        (249,978)     (125,225)
In excess of net investment income                                       -        (6,610)
From net realized gain on investments                          (27,772,191)   (4,621,264)
Total distributions to shareholders                            (28,022,169)   (4,753,099)

CAPITAL STOCK ISSUED AND REDEEMED:
Net decrease in net assets from capital share
   transactions (Note 5)                                       (59,236,231)   (6,823,204)

Net decrease in net assets                                     (67,218,691)   (3,375,566)

NET ASSETS:

Beginning of period                                             67,218,691    70,594,257

End of period (including undistributed net investment
   income of $0 and $(6,610), respectively)             $              -0-   $67,218,691



The accompanying notes are an integral part of the financial statements.



Financial Highlights



                                                         For the                                        For the
                                                      Period 1/1/95                                  Period 10/7/92
                                                     to 9/21/95 (date     For the       For the      (commencement
                                                       of complete       Year Ended    Year Ended    of operations)
                                                       redemption)        12/31/94      12/31/93      to 12/31/92
                                                    ------------------  ------------  ------------  ----------------


Per share data (for a share outstanding
throughout each period):

Net asset value - Beginning of period               $           10.43   $     10.18   $     10.12   $        10.001

Income from investment operations:
   Net investment income                                        0.058         0.021         0.020             0.020
   Net realized and unrealized gain on
     investments                                                4.026         1.022         0.300             0.180
Total from investment operations                                4.084         1.043         0.320             0.200

Less distributions declared to shareholders:
   From net investment income                                  (0.058)       (0.021)       (0.020)           (0.020)
   In excess of net investment income                               -        (0.001)       (0.010)                -
   From net realized gain on investment                        (6.592)       (0.771)       (0.230)           (0.060)
   Redemption of Capitalization (Note 8)                       (7.864)            -             -                 -
Total distributions declared to shareholders                  (14.514)       (0.793)       (0.260)           (0.080)

NET ASSET VALUE - END OF PERIOD                     $            0.00   $     10.43   $     10.18   $         10.12

Total Return2                                                   41.07%        10.30%         3.16%             1.95%

Ratios (to average net assets)/Supplemental data:
   Expenses                                                    1.06%3          1.07%         1.14%           1.83%3
   Net investment income                                       0.57%3          0.17%         0.20%           0.67%3

Portfolio turnover                                                 28%           49%           45%                0%

Average Commission Rate                             $          0.0590             -             -                 -

NET ASSETS - END OF PERIOD
   (000's omitted)                                                  -   $    67,219   $    70,594   $        13,210


1Initial offering price upon commencement of operations on October 7, 1992.

2Total return represents aggregate total return for the period indicated.

3Annualized


The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION
   Life Sciences Series (the "Fund") is a no-load non-diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Shares of the Fund were offered to clients and employees of Manning &
   Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of September 21, 1995, 710 million shares have been designated in total among 18 series, of which 20 million have been designated as Life Sciences Series Class I Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

   SECURITY VALUATION
   Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

   Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

   Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Fund's Board of Directors.

   Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

   SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
   Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

   Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

   FEDERAL INCOME TAXES
   The Fund's policy is to comply with the provisions of the Internal
   Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income taxes has been made in the financial statements.

   The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

   DISTRIBUTION OF INCOME AND GAINS
   Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

   The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

   The Fund hereby designates $16,340,147 as dividends from capital gains for the period January 1, 1995 to September 21, 1995 (date of complete redemption).

   FOREIGN CURRENCY TRANSLATION
   The accounting records of the Fund are maintained in U.S. dollars.
   Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Notes to Financial Statements

   FOREIGN CURRENCY TRANSLATION (continued)

   Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
   The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

   At September 21, 1995, the Fund had no open forward currency exchange contracts.

   OPTION CONTRACTS
   The Fund may write (sell) or buy call or put options on securities and other financial instruments. When the Fund writes a call, the Fund gives the purchaser the right to buy the underlying security from the Fund at the price specified in the option contract (the "exercise price") at any time during the option period. When the Fund writes a put option, the Fund gives the purchaser the right to sell to the Fund the underlying security at the exercise price at any time during the option period. The Fund will only write options on a "covered basis." This means that the Fund will own the underlying security when the Fund writes a call or the Fund will put aside cash, U.S. Government securities, or other liquid assets in the amount not less than the exercise price at all times the put option is outstanding.

   When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the
   option.   The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

   If a written option expires on its stipulated expiration date or if the Fund enters into a closing transaction, a gain or loss is realized on the contract. When a gain or loss is realized, the liability related to such option contract is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the premium received from the option is added to proceeds from the sale of the underlying security thereby increasing the gain or decreasing the loss from the sale of the underlying security. If a written put option is exercised, the cost of the underlying security purchased by the Fund will be decreased by the premium originally received.

Notes to Financial Statements

   OPTION CONTRACTS (continued)

   The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for option contracts for the period January 1, 1995 to September 21, 1995 (date of complete redemption) are as follows:


                               SHARES     AMOUNT
                               -------  ----------
Balance at December 31, 1994        0   $       0
Options written during 1995    (1,260)   (298,762)
Options expired during 1995       380     112,856
Options exercised during 1995     880     185,906
Balance at September 21, 1995       0   $       0



3. TRANSACTIONS WITH AFFILIATES
   The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $451,038 for the period January 1, 1995 to September 21, 1995 (date of complete redemption).

   Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

   The Advisor has agreed that, in any fiscal year, if the expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed the limits set by applicable regulation of state securities commissions, the Advisor will reduce its fee by the amount of such excess.

   The Advisor also acts as the transfer, dividend paying and shareholder servicing agent of the Fund. These services are provided at no additional cost to the Fund.

   Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

   The compensation of the non-affiliated Directors totaled $5,022 for the period January 1, 1995 to September 21, 1995 (date of complete redemption).

Notes to Financial Statements

4. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities, other than short-term securities, were $12,140,895 and $97,015,802, respectively, for the period January 1, 1995 to September 21, 1995 (date of complete redemption).

   On August 31, 1995 the Fund sold securities at the day's closing value of $10,477,200 to the Manning & Napier Fund, Inc. Small Cap Series. The Fund completed the sale in accordance with rules established by the Securities and Exchange Commission.

5.     CAPITAL STOCK TRANSACTIONS


     Transactions in shares of Life Sciences Series Class I Common Stock were:

                      For the Period 1/1/95
                        to 9/21/95 (date                      For the Year
                    of complete redemption)                 Ended 12/31/94
                    Shares              Amount          Shares          Amount
            -----------------------  -------------  ---------------  -------------
Sold                        23,917   $    279,564          686,035   $  7,075,446
Reinvested               3,400,120     27,898,873          622,264      6,490,858
Redeemed                (9,871,030)   (87,414,668)      (1,794,121)   (20,389,508)
Total                   (6,446,993)  $(59,236,231)        (485,822)  $ (6,823,204)



6. FOREIGN SECURITIES
   Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

7. LIFE SCIENCES SECURITIES
   The Fund may focus its investments in certain related life sciences industries; hence, the Fund may subject itself to a greater degree of risk than a fund that is more diversified.

 Notes to Financial Statements

8. FUND REDEMPTION
   The investment practice of the Fund results in the active operation of the investment portfolio for discrete periods. The Fund has been in active operation from October 7, 1992 to September 21, 1995. On September 21,1995, the Fund redeemed all shares held based on the Fund's net asset value on that date. Cash was left in the Fund to satisfy liabilities outstanding as of the date of complete redemption. Shares of the Fund were held by persons who were investment advisory clients and employees of the Fund's Advisor. The ratios presented in the financial highlights table may not be representative of an actively traded fund.

Report of Independent Accountants

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC. - LIFE SCIENCES SERIES:

We have audited the accompanying statement of assets and liabilities of Manning & Napier's Fund, Inc. - Life Sciences Series, as of September 21, 1995 (date of complete redemption), and the related statement of operations for the period January 1, 1995 to September 21, 1995 (date of complete redemption), the statement of changes in net assets for the period then ended and for the year ended December 31, 1994, and the financial highlights for the period January 1, 1995 to September 21, 1995 (date of complete redemption) and for each of the two years in the period ended December 31, 1994 and for the period from October 7, 1992 (commencement of operations) to December 31, 1992.
 These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 21, 1995 (date of complete redemption) by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc. - Life Sciences Series as of September 21, 1995 (date of complete redemption), the results of its operations for the period January 1, 1995 to September 21, 1995 (date of complete redemption), the changes in its net assets for the period then ended and for the year ended December 31, 1994, and the financial highlights for the period January 1, 1995 to September 21, 1995 (date of complete redemption) and for each of the two years in the period ended December 31, 1994 and for the period October 7, 1992 (commencement of operations) to December 31, 1992, in conformity with generally accepted accounting principles.

As discussed in Note 8 of the financial statements of Manning & Napier Fund, Inc. - Life Sciences Series, all shares of this Fund were redeemed on September 21, 1995.

Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 8, 1995

                         Manning & Napier Fund, Inc.

                              TECHNOLOGY SERIES
                                Annual Report
                              December 31, 1995

Management Discussion and Analysis

DEAR SHAREHOLDERS:

The Technology Series of the Manning & Napier Fund was able to take advantage of an exceptional year among technology stocks, earning a total return of 40.25% for the year, compared with a return of 37.59% for the S & P 500 for the year. While investors should be very pleased with this return, they should also recognize that 1995 was indeed an exceptional year both in the technology sector and the financial markets in general.

In the 1994 Annual Report and the Semi-Annual Report in June 1995, we highlighted our three major areas of focus: the computer client/server market, the consumer sector, and telecommunications infrastructure. Since June, we have reduced holdings in the first two areas and increased the portion of the Series invested in the telecommunications infrastructure.

Following strong returns of the Series in the first six months of 1995, we reduced the size of the Series position in our clients accounts at approximately the mid-year point. We decided to reduce exposure to the sector due to the large gains that had already been realized from many of the stocks that we owned. This defensive strategy proved successful given that many technology stocks faltered toward year-end.

Besides reducing the size of the Series, we also took a more defensive stance within the portfolio. We became especially negative on the near-term fundamentals of the semiconductor, personal computer, and related areas due primarily to the frothy nature of those stocks and our analysis of Windows 95.
 We came to the conclusion that the Windows 95 product cycle was going to come much slower than expected. Given the importance of the product to the aforementioned sectors of technology, we felt that a move away from those areas was prudent. We were able to put the money to work in other less popular sectors such as the telecommunications infrastructure, which was and we believe continues to be, undervalued.

Towards the end of the year, some of our larger positions reached prices at which our analysis showed them to be fairly valued, and, as a result, these stocks were sold. These sales left the Series with approximately 22% cash and cash equivalents. Given that we still have a positive view of technology and our belief that there are always opportunities in the sector, we will be looking to find good values in order to put the money to work in early 1996.

We appreciate your continued confidence in us and wish you all the best in 1996.

Sincerely,

MANNING & NAPIER ADVISORS, INC.

Performance Update as of December 31, 1995

The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Technology Series from its inception (8/29/94) to present (12/31/95) as compared to the Standard & Poors (S&P) 500 Total Return Index.1



MANNING & NAPIER FUND, INC. - TECHNOLOGY SERIES


                                TOTAL RETURN
THROUGH     GROWTH OF $10,000                  AVERAGE
12/31/95        INVESTMENT       CUMULATIVE     ANNUAL

ONE YEAR    $           14,025         40.25%    40.25%
INCEPTION2  $           15,918         59.18%    41.38%





S&P 500 TOTAL RETURN INDEX


                                TOTAL RETURN
THROUGH     GROWTH OF $10,000                  AVERAGE
12/31/95        INVESTMENT       CUMULATIVE     ANNUAL

ONE YEAR    $           13,759         37.59%    37.59%
INCEPTION2  $           13,447         34.47%    24.68%



1The Standard and Poors (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.
 S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2The Fund and Index performance numbers are calculated from August 29, 1994, the Fund's most recent inception date. The Fund's performance is historical and may not be indicative of future results.

[GRAPHIC]
LINE CHART

Data for Line Chart to follow:


               Manning & Napier    S&P 500 Total
               Technology Series   Return Index

29-Aug-94*               10,000             10,000

30-Sep-94                10,040               9,775

31-Dec-94                11,350               9,773

31-Mar-95                12,400              10,725

30-Jun-95                14,736              11,749

30-Sep-95                15,723              12,683

31-Dec-95                15,918              13,447



* Inception date



Investment Portfolio - December 31, 1995

                                                              Value
                                                 Shares      (Note 2)


COMMON STOCK - 79.2%
COMMUNICATION EQUIPMENT - 33.3%
   ADC Telecommunications, Inc.*                   70,000  $ 2,555,000
   BroadBand Technologies, Inc.*                  130,000    2,112,500
   ECI Telecommunications Ltd.                    112,400    2,564,125
   Champion Technology Hldgs. (Note 6)          3,583,948      375,433
   General DataComm Industries, Inc.*             166,000    2,842,750
   General Instrument Corp.*                       76,000    1,776,500
   Motorola, Inc.                                  31,000    1,767,000
   Northern Telecom Ltd.                           86,800    3,732,400
                                                            17,725,708
COMPUTER EQUIPMENT - 6.1%
   Digital Equipment Corp.*                        42,600    2,731,725
   PSC, Inc.*                                      56,000      518,000
                                                             3,249,725
COMPUTER INTEGRATED SYSTEMS DESIGNS - 4.3%
   Parametric Technology Corp.*                    34,500    2,294,250

COMPUTER SOFTWARE - 22.8%
   Borland International, Inc.*                   140,000    2,310,000
   Informix Corp.*                                 98,300    2,949,000
   Oracle Corp.*                                   82,950    3,515,006
   Symantec Corp.*                                143,000    3,324,750
                                                            12,098,756
ELECTRONIC COMPONENTS - 4.0%
   Planar Systems, Inc.*                          112,000    2,142,000

PRINTING TRADES EQUIPMENT - 4.9%
   Scitex Corp Ltd.                               190,400    2,594,200

The accompanying notes are and integral part of the financial statements.

                                   3

Investment Portfolio - December 31, 1995

                                                              Value
                                                 Shares      (Note 2)

SPECIAL INDUSTRIAL INSTRUMENTS - 3.8%
   Measures Corp.                                  71,000  $ 2,005,750

TOTAL COMMON STOCK
   (Identified Cost $36,759,079)                            42,110,389

SHORT-TERM INVESTMENTS - 20.7%
   Federal Home Loan Note 1/4/96               $5,000,000    4,997,646
   Federal Home Loan Mortgage Corp. Discount
     Note 1/16/96                               6,000,000    5,985,900

TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $10,983,546)                            10,983,546

INVESTMENTS - 99.9%
   (Identified Cost $47,742,625)                            53,093,935

OTHER ASSETS, LESS LIABILITIES - 0.1%                           53,108

NET ASSETS - 100%                                          $53,147,043



*Non-Income Producing Security



FEDERAL TAX INFORMATION:

At December 31, 1995, the net unrealized appreciation based on identified cost for federal income tax purposes of $47,874,724 was as follows:



Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost         $ 8,137,173

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value          (2,917,962)

Unrealized appreciation - net                                $ 5,219,211



The accompanying notes are an integral part of the financial statements.



Statement of Assets and Liabilities

December 31, 1995



ASSETS:
Investments, at value (Identified cost, $47,742,625) (Note 2)  $53,093,935
Cash and cash equivalents                                          565,962
Dividends receivable                                                19,253
Prepaid expense                                                      3,438
TOTAL ASSETS                                                    53,682,588

LIABILITIES:
Accrued management fees (Note 3)                                    44,240
Accrued Directors' fees (Note 3)                                     1,813
Payable for securities purchased                                   441,250
Audit fee payable                                                   22,728
Registration and filing fees payable                                15,507
Payable for fund shares redeemed                                     2,142
Other payables and accrued expenses                                  7,865
TOTAL LIABILITIES                                                  535,545

NET ASSETS FOR 4,963,313 SHARES
   OUTSTANDING                                                 $53,147,043

NET ASSETS CONSIST OF:
Capital stock                                                  $    49,634
Additional paid-in-capital                                      45,374,674
Undistributed net investment income                                 37,295
Accumulated net realized gain on investments                     2,334,128
Net unrealized appreciation on investments and other assets      5,351,312

TOTAL NET ASSETS                                               $53,147,043

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE  PER SHARE
   ($53,147,043/4,963,313 SHARES)                              $     10.71



The accompanying notes are an integral part of the financial statements.



STATEMENT OF OPERATIONS

For the Year Ended December 31, 1995



INVESTMENT INCOME:
Dividends                                                  $   306,385
Interest                                                       390,061
Total Investment Income                                        696,446

EXPENSES:
Management fees (Note 3)                                       557,701
Directors fees (Note 3)                                          6,792
Audit fee                                                       20,000
Registration and filing fees                                    19,059
Custodian fees                                                  15,525
Miscellaneous                                                    6,351
Total Expenses                                                 625,428

NET INVESTMENT INCOME                                           71,018

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain on investments  (identified cost basis)   19,400,886
Net change in unrealized appreciation on investments          (268,944)
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS                               19,131,942

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                         $19,202,960



The accompanying notes are an integral part of the financial statements.



Statement of Changes in Net Assets


                                                                           For the Period 8/29/94
                                                              For the         (recommencement
                                                            Year Ended         of operations)
                                                             12/31/95           TO 12/31/94

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                      $     71,018   $               (60,819)
Net realized gain on investments                             19,400,886                   384,233
Net change in unrealized appreciation
   (depreciation) on investments                               (268,944)                5,620,256
Net increase in net assets from operations                   19,202,960                 5,943,670

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                      (33,723)                        -
From net realized gains                                     (17,390,172)                        -
Total distributions to shareholders                         (17,423,895)                        -

CAPITAL STOCK ISSUED AND REDEEMED:
Net increase (decrease) in net assets from capital share
   transactions (Note 5)                                       (561,295)               45,985,603

Net increase in net assets                                    1,217,770                51,929,273

NET ASSETS:
Beginning of period                                          51,929,273                         -
End of period (including undistributed net investment
   income of $37,295 and $0, respectively)                 $ 53,147,043   $            51,929,273



The accompanying notes are an integral part of the financial statements.
                                   7



Financial Highlights


                                                 For the      For the Period    For the Period     For the       For the
                                                Year Ended      8/29/94(1)        1/1/92 to       Year Ended    Year Ended
                                                 12/31/95      to 12/31/94        5/11/92(2)       12/31/91      12/31/90

Per share data (for a share outstanding
throughout each period)*

Net asset value-Beginning of period            $     11.35   $       10.00(3)  $         10.25   $      8.00   $      9.41

Income from investment operations:
   Net investment income (loss)                      0.018            (0.013)            0.010        (0.040)        0.020
   Net realized and unrealized
     gain (loss) on investments                      4.515             1.363             1.530         2.930        (0.830)
Total from investment  operations                    4.533             1.350             1.540         2.890        (0.810)

Less distributions declared to shareholders:
   From net investment  income                      (0.010)                -                 -             -        (0.030)
   From net realized gain on investment             (5.163)                -            (1.940)       (0.640)       (0.570)
   Redemption of capital                                 -                 -            (9.850)            -             -
Total distributions declared to shareholders        (5.173)                -           (11.790)       (0.640)       (0.600)

Net asset value - End of period                $     10.71   $         11.35   $          0.00   $     10.25   $      8.00

Total Return(4):                                     40.25%             13.5%              -(5)         36.1%        (8.9)%

Ratios of expenses (to average  net assets)/
   Supplemental Data:
   Expenses                                           1.12%          1.32%(6)       1.35%(6)(5)         1.13%         1.14%
   Net Investment Income (loss)                       0.13%        (0.40)%(6)       0.20%(6)(5)       (0.33)%      0.20%(7)

Portfolio Turnover                                     107%                5%                0%            4%           25%

Average Commission Rate Paid                   $    0.0156                 -                 -             -             -

Net assets - End of period
   (000's omitted)                             $    53,147   $        51,929                 -   $     5,594   $     5,835

*The investment practice of the Fund results in the active operation of the investment portolio for discrete periods. The Fund was in active operation from November 4, 1988 to May 11, 1992. On May 11, 1992, the Fund redeemed all shares held. The Fund recommenced investment operations on August 29, 1994.

1Recommencement of operations.

2Date of complete redemption.

3Initial offering price upon recommencement of operations on August 29, 1994.

4Total return represents aggregate total return for the period indicated.

5The Fund ceased investment operations on May 11, 1992; therefore, ratios and total return would not be representative of an actively operating fund.

6Annualized

7Investment income per share is comprised of recurring dividends and interest income which amounted to $.07 per share and special dividends from Bell Industries and Tempest Technologies, Inc.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION
   Technology Series (the "Fund") is a no-load non-diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Shares of the Fund are offered to clients and employees of Manning &
   Napier Advisors, Inc. (the "Advisor") and its affiliates. The investment practice of the Fund results in the active operation of the investment portfolio for discrete periods. As of December 31, 1995, the Fund has been in active operation from November 4, 1988 to May 11, 1992 and from August 29, 1994 to December 31, 1995. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1995, 710 million shares have been designated in total among 18 series, of which 20 million have been designated as Technology Series Class D Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

   SECURITY VALUATION
   Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

   Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

   Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Fund's Board of Directors.

   Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

   SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
   Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

   Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

   FEDERAL INCOME TAXES
   The Fund's policy is to comply with the provisions of the Internal
   Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income taxes has been made in the financial statements.

   The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

   DISTRIBUTION OF INCOME AND GAINS
   Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

   The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

   FOREIGN CURRENCY TRANSLATION
   The accounting records of the Fund are maintained in U.S. dollars.
   Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

   Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
   The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

   At December 31, 1995, the Fund had no open foreign currency exchange contracts.

   OPTION CONTRACTS
   The Fund may write (sell) or buy call or put options on securities and other financial instruments. When the Fund writes a call, the Fund gives the purchaser the right to buy the underlying security from the Fund at the price specified in the option contract (the "exercise price") at any time
   during the option period.   When the Fund writes a put option, the Fund
   gives the purchaser the right to sell to the Fund the underlying security at the exercise price at any time during the option period. The Fund will only write options on a "covered basis." This means that the Fund will own the underlying security when the Fund writes a call or the Fund will put aside cash, U.S. Government securities, or other liquid assets in the amount not less than the exercise price at all times the put option is outstanding.


   When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the
   option.   The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

   If a written option expires on its stipulated expiration date or if the
   Fund enters into a closing transaction, a gain or loss is realized on the contract. When a gain or loss is realized, the liability related to such option contract is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the premium received from the option is added to proceeds from the sale of the underlying security thereby increasing the gain or decreasing the loss from the sale of the underlying security. If a written put option is exercised, the cost of the underlying security purchased by the Fund will be decreased by the premium originally received.

   The Fund may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently marked-to-market to reflect the current market value of the option. The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

Notes to Financial Statements

   OPTION CONTRACTS (continued)

   If an option the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercised a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such a sale are decreased by the premium originally paid.

   The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for option contracts for the year ended December 31, 1995 are as follows:


                                          WRITTEN CALL OPTIONS              PURCHASED PUT OPTIONS
                                         ---------------------             ----------------------
                                         SHARES           AMOUNT            SHARES            AMOUNT
                                  ---------------------  ---------  ----------------------  ----------


Balance at December 31, 1994                         0   $      0                       0   $       0
Options entered into during 1995                  (256)   (37,943)                    440     749,760
Options expired during 1995                          0          0                    (440)   (749,760)
Options exercised during 1995                      256     37,943                       0           0
Balance at December 31, 1995                         0   $      0                       0   $       0



3. TRANSACTIONS WITH AFFILIATES
   The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $557,701 for the year ended December 31, 1995.

   Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

   The Advisor has agreed that, in any fiscal year, if the expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed the limits set by applicable regulation of state securities commissions, the Advisor will reduce its fee by the amount of such excess.

Notes to Financial Statements

    The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

    Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

    The compensation of the non-affiliated Directors totaled $6,792 for the year ended December 31, 1995.

4.  PURCHASES AND SALES OF SECURITIES
    Purchases and sales of securities, other than short-term securities, were $51,042,907 and $78,279,548, respectively, for the year ended December 31, 1995.

5.  CAPITAL STOCK TRANSACTIONS


Transactions in shares of Technology Series Class D Common Stock were:


                     Fot the Year                      For the Period
                    Ended 12/31/95                   8/29/94 TO 12/31/94
                Shares        Amount                  Shares          Amount
            ---------------  --------------  --------------------  ------------


Sold             1,415,392   $  17,145,335             4,627,553   $46,536,910
Reinvested       1,612,684      17,272,178                     -             -
Redeemed        (2,641,988)    (34,978,808)              (50,328)     (551,307)
Total              386,088   $    (561,295)            4,577,225   $45,985,603



6. FOREIGN SECURITIES
   Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

7. TECHNOLOGY SECURITIES
   The Fund may focus its investments in certain related technology industries; hence, the Fund may subject itself to a greater degree of risk than a fund that is more diversified.

Report of Independent Accountants

To the Shareholders and Directors of
Manning & Napier Fund, Inc. - Technology Series:

We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc. - Technology Series including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period August 29, 1994 (Recommencement of Operations) to December 31, 1994, and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc. - Technology Series as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period August 29, 1994 (Recommencement of Operations) to December 31, 1994, and the financial highlights for each of the periods indicated in the financial highlights table herein, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
January 26, 1996

                        Manning & Napier Fund, Inc.

                          BLENDED ASSET SERIES I
                               Annual Report
                             December 31, 1995

Management Discussion and Analysis


DEAR SHAREHOLDERS:

1995 was a year that put smiles on many investors faces as both the stock and bond markets had the best returns in many years. The slower growth, non-inflationary environment helped to spur bond prices higher, as interest rates declined. Corporate earnings rose at a slower rate in the second half of the year than they had in the first six months, but it was enough to keep the equity markets in a general upward trend. One explanation for the strong financial returns in the United States is that the U.S. appeared to be the safe haven when one considers the Mexican currency crisis and the declines in many international markets at the end of 1994.

As we look to 1996, we expect the recent monetary easing by the major developed countries to encourage economic growth. Emerging markets have been making tough policy decisions throughout 1995 bringing some economies to recession levels, but fostering the trust that is needed for long-term investors. This positive environment is being reflected in the world financial markets.

We believe the positive macro environment - slow growth and low inflation - is likely to continue. Furthermore, the great budget debate has come down to not whether we will balance the budget, but how. Finally, there is the growing emphasis on the need to increase the savings rate. All of these big picture factors lead us to a constructive view for investors. However, all of this must be looked at in the context of a market that is trading near all time highs. It is clear to us that individual security selection will become more important going forward.

In our stock selection process we use fundamental analysis to find companies that fit our strategies and whose stocks we believe represent good value. While we do not deliberately concentrate our investments in specific sectors of a market, it is often the case that prices of whole sectors will become attractive investment situations at the same time. Technology, healthcare, transportation, and utilities experienced strong returns in 1995, and the Series portfolio had exposure to all of them. Guided by our pricing strategies, we sold equities as the year progressed. For example, we reduced exposure to the technology sector at mid-year as many of these stocks attained what our analysis showed to be fair value. We selected some consumer-related stocks in smaller position-sizes during this period as they met our pricing criteria. These consumer companies have either strong international profiles or particular domestic strength in an industry that is expected to consolidate.

While many investors pay careful attention to the stocks in their portfolio, academic studies have shown that an even more important factor in investment returns is getting the asset allocation (i.e., the mixture of stocks, bonds, and cash) correct. We feel that the best way to adjust your asset allocation is to continually search for the best investment opportunities - whether in stocks, bonds, or cash - and invest accordingly. If there are many stocks that meet our strategies, we will tend to have a higher percentage of our portfolio in stocks; the bond portion of the portfolio is also a reflection of what the values are in the market. If our opinion is that the markets, in general, are not overflowing with values, we will tend to keep more of the fund in cash and cash equivalents awaiting better opportunities.

As we have previously discussed, our asset allocation had become increasingly conservative as the market rose through the latter half of 1995. We begin 1996 poised to capture opportunities that we believe will come to the surface as investors begin to reconcile the stock market at new highs with signs of a slowing economy. We will evaluate these opportunities - as we always have - stock-by-stock and bond-by-bond, using the short-term fluctuations in the market as a buying opportunity.

We appreciate your continued confidence in us and wish you all the best in 1996.

Sincerely,

MANNING & NAPIER ADVISORS, INC.


[PIE CHART]
Asset Allocation

Bond - 61%
Stocks - 25%
Cash & Equivalents - 14%

Performance Update as of December 31, 1995

The value of a $10,000 investment in the Manning & Napier Fund, Inc.- Blended Asset Series I from its inception (9/15/93) to present (12/31/95) as compared to the Lehman Brothers Intermediate Bond Index and a Balanced Index.1



Manning & Napier Fund, Inc.
Blended Asset Series I


                         Total Return
             Growth of
Through       $10,000                   Average
12/31/95    Investment    Cumulative     Annual

One Year    $    12,108         21.08%    21.08%
Inception2  $    12,123         21.23%     8.75%




Lehman Brothers
Intermediate Bond Index


                         Total Return
             Growth of
Through       $10,000                   Average
12/31/95    Investment    Cumulative     Annual

One Year    $    11,533         15.33%    15.33%
Inception2  $    11,347         13.47%     5.66%


Balanced Index


                         Total Return
             Growth of
Through       $10,000                   Average
12/31/95    Investment    Cumulative     Annual

One Year    $    11,273         12.73%    12.73%
Inception2  $    12,150         21.50%     8.85%


1The Lehman Intermediate Bond Index is a market value weighted measure of approximately 3,250 corporate and government securities. The Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The Balanced Index is 30% Standard & Poor's (S&P) 500 Total Return Index and 70% Lehman Brothers Intermediate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Both Indices' returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2The Fund and Indices performance numbers are calculated from September 15, 1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.


[GRAPHIC]
LINE CHART

Data for Line Chart to follow:


               Manning & Napier    Lehman Brothers
               Blended Asset       Intermediate Bond
               Series I                 Index          Balanced Index

15-Sep-93*          10,000              10,000              10,000

31-Dec-93           10,092              10,032              10,078

30-Jun-94            9,671               9,770               9,791

31-Dec-94           10,012               9,838               9,982

30-Jun-95           11,578              10,783              10,254

31-Dec-95           12,123              11,347              12,150



* Inception date


INVESTMENT PORTFOLIO - DECEMBER 31, 1995


                                                                           Value
                                                              Shares     (Note 2)
COMMON STOCK - 25.40%

Air Transportation - 2.04%
   Federal Express Corp.*                                        2,625  $  193,922

Amusement & Recreational Services - 0.04%
   Mountasia Entertainment International, Inc.*                    700       3,369

Apparel - 2.40%
   VF Corp.                                                      4,325     228,144

Business Services - 0.99%
   Employment Services - 0.06%
      Barrett Business Services, Inc.*                             375       5,531

   Software - 0.93%
      Black Box Corp.*                                             525       8,597
      Borland International, Inc.*                               1,700      28,050
      Caere Corp.*                                                 325       2,315
      Electronic Arts, Inc.*                                       300       7,837
      Informix Corp.*                                              150       4,500
      Oracle Corp.*                                                150       6,356
      Parametric Technology Corp.*                                  75       4,988
      Symantec Corp.*                                            1,125      26,156
                                                                            88,799
                                                                            94,330
Chemicals & Allied Products - 0.56%
   Alliance Pharmaceutical Corp.*                                1,100      14,987
   International Specialty Products, Inc.                        3,550      38,606
                                                                            53,593
Communications - 3.49%
   Radio Broadcasting Stations - 0.02%
      Children's Broadcasting Corp.*                               275       1,719

The accompanying notes are an integral part of the financial statements.

                                   4

INVESTMENT PORTFOLIO - DECEMBER 31, 1995


                                                                           Value

                                                             Shares     (Note 2)

Communications (continued)
  Telephone Communications - 3.47%
      BCE, Inc.                                                  3,650  $  125,925
      Cable & Wireless Plc. - ADR                                5,000     105,625
      Telefonica de Espana - ADR                                 2,350      98,406
                                                                           329,956
                                                                           331,675
Crude Petroleum & Natural Gas - 0.07%
   Mesa, Inc.*                                                   1,825       6,844

Educational Services - 0.16%
   Westcott Communications, Inc.*                                1,125      15,469

Electronics & Electrical Equipment - 3.66%
   Electronic Components - 0.10%
      Planar Systems, Inc.*                                        500       9,563

   Household Appliances - 2.37%
     Sunbeam Corporation, Inc.                                   5,700      86,925
     Whirlpool Corp.                                             2,600     138,450
                                                                           225,375
   Lighting Equipment - 0.15%
      Coleman Company, Inc.*.                                      400      14,050

   Telecommunication Equipment - 1.04%
      ADC Telecommunications, Inc.*                                100       3,650
      BroadBand Technologies, Inc.*                                850      13,812
      ECI Telecommunications Ltd.                                  175       3,992
      General DataComm Industries, Inc.*                         1,350      23,119
      General Instrument Corp.*                                  1,975      46,166
      Motorola, Inc.                                                50       2,850
      Northern Telecom Ltd.                                        125       5,375
                                                                            98,964
                                                                           347,952

Engineering Services - 0.49%
   Jacobs Engineering Group, Inc.*                               1,875      46,875

The accompanying notes are an integral part of the financial statements.

                                   5

INVESTMENT PORTFOLIO - DECEMBER 31, 1995


                                                                           Value
                                                              Shares     (Note 2)


Fabricated Metal Products - 0.35%
    Keystone International, Inc.                                   700  $   14,000
   Material Sciences Corp.*                                      1,100      16,362
   Medalist Industries*                                            600       3,600
                                                                            33,962
Food - 0.06%
   J & J Snack Foods Corp.*                                        300       3,300
   Grist Mill Co.*                                                 275       2,028
                                                                             5,328
Glass Products - 1.28%
   Corning, Inc.                                                 3,725     119,200
   Libbey, Inc.                                                    125       2,812
                                                                           122,012
Health Services - 2.35%
   Doctors Offices & Clinics - 1.97%
      Caremark International, Inc.                              10,100     183,063
      Coastal Physician Group, Inc.*                               350       4,725
                                                                           187,788
   Home Health Care Services - 0.23%
      Health Management, Inc.*                                   1,425      18,881
      Quantum Health Resources, Inc.*                              300       2,944
                                                                            21,825
   Hospitals - 0.13%
      Rehabcare Corp.*                                             625      12,031

   Specialty Outpatient Services - 0.02%
      U.S. Physical Therapy, Inc.*                                 175       2,013
                                                                           223,657
Industrial & Commercial Machinery - 0.26%
   Computer Peripheral Equipment - 0.12%
      Digital Equipment Corp.*                                      75       4,809
      PSC, Inc.*                                                   675       6,244
                                                                            11,053
The accompanying notes are an integral part of the financial statements.

                                   6


INVESTMENT PORTFOLIO - DECEMBER 31, 1995


                                                                           Value
                                                              Shares     (Note 2)


Industrial & commercial Machinery (continued)
   Printing Trades Equipment - 0.14%
      Scitex Corp.                                               1,000  $   13,625
                                                                            24,678
Office & Business Equipment - 0.15%
   BT Office Products International, Inc.*                         900      14,400

Plastic Products - 0.12%
   Carlisle Plastics, Inc.*                                        625       2,812
   Sun Coast Industries, Inc.*                                   1,225       8,269
                                                                            11,081
Primary Metal Industries - 0.16%
   American Superconductor Corp.*                                  400       5,800
   Gibraltar Steel Corp.*                                          750       9,094
                                                                            14,894
Printing & Publishing - 0.04%
   Playboy Enterprises, Inc. - Class A*                            225       1,969
   Playboy Enterprises, Inc. - Class B*                            250       2,094
                                                                             4,063
Restaurants - 0.09%
   Quantum Restaurant Group, Inc.*                                 800       9,000

Retail - 4.24%
   Retail Home Furnishing Stores - 0.17%
      Pier 1 Imports, Inc.                                       1,463      16,642

   Retail - Shoe Stores - 0.84%
      Brown Group, Inc.                                          5,650      80,513

   Retail Specialty Stores - 3.11%
      Fabri-Centers of America - Class A*                          750       9,937
      Fabri-Centers of America - Class B*                          750       8,062
      Fingerhut Companies, Inc.                                 10,425     144,647
      Gander Mountain, Inc.*                                       650       4,306
      Hancock Fabrics, Inc.                                      6,100      54,900
      Michaels Stores, Inc.*                                     5,375      73,906
                                                                           295,758

The accompanying notes are an integral part of the financial statements.

                                   7


INVESTMENT PORTFOLIO - DECEMBER 31, 1995

                                                             Shares/
                                                            Principal     Value
                                                              Amount     (Note 2)

Retail (continued)
   Retail Variety Stores - 0.12%
      Family Dollar Stores, Inc.                                   800  $   11,000
                                                                           403,913
Shoes - 0.10%
   Wolverine World Wide, Inc.                                      300       9,450

Social Services - 0.01%
   Childrens Discovery Centers of America, Inc.*                   150         769

Technical Instruments & Supplies - 2.23%
   Industrial Instruments - 0.09%
      Measurex Corp.                                               300       8,475

   Photographic Equipment & Supplies - 2.08%
      Eastman Kodak Co.                                          2,950     197,650

   Surgical & Medical Instruments - 0.06%
      Allied Healthcare Products, Inc.                             125       2,000
      SpaceLabs Medical, Inc.*                                     150       4,313
                                                                             6,313
                                                                           212,438
Textiles - 0.06%
   Fieldcrest Cannon, Inc.*                                        350       5,819

TOTAL COMMON STOCK
   (Identified Cost $2,459,855)                                          2,417,637


U.S. TREASURY SECURITIES - 69.94%

   U.S. Treasury Bonds - 15.43%
      U.S. Treasury Bond, 7.25%, 5/15/16                        45,000      51,384
      U.S. Treasury Bond, 7.50%, 11/15/24                    1,180,000   1,417,475
   Total U.S. Treasury Bonds
   (Identifed Cost $1,240,014)                                           1,468,859

The accompanying notes are an integral part of the financial statements.

                                   8

INVESTMENT PORTFOLIO - DECEMBER 31, 1995


                                                            Principal     Value
                                                              Amount     (Note 2)

U.S. Treasury Securities (continued)

   U.S. Treasury Notes - 53.99%
      U.S. Treasury Note, 6.125%, 7/31/96                      945,000  $  949,725
      U.S. Treasury Note, 6.50%, 4/30/97                       250,000     254,219
      U.S. Treasury Note, 5.375%, 11/30/97                   1,200,000   1,203,750
      U.S. Treasury Note, 6.875%, 8/31/99                      450,000     472,781
      U.S. Treasury Note, 7.75%, 12/31/99                       20,000      21,713
      U.S. Treasury Note, 7.125%, 2/29/00                    1,775,000   1,890,375
      U.S. Treasury Note, 6.50%, 5/15/05                       325,000     346,328
   Total U.S. Treasury Notes
   (Identified Cost $5,044,892)                                          5,138,891

   U.S. Treasury Bills - 0.52%
      U.S. Treasury Bill, 1/11/96 (Identified Cost $49,958)     50,000      49,958

TOTAL U.S. TREASURY SECURITIES
   (Identified Cost $6,334,864)                                          6,657,708

U.S. GOVERNMENT AGENCIES - 1.03%
   Mortgage Backed Securities
      GNMA Pool #174225, 9.50%, 8/15/16                          6,028       6,467
      GNMA Pool #385753, 9.00%, 7/15/24                         86,525      91,636
TOTAL U.S. GOVERNMENT AGENCIES
   (Identified Cost $96,091)                                                98,103

The accompanying notes are an integral part of the financial statements.

                                   9

INVESTMENT PORTFOLIO - DECEMBER 31, 1995


                                                                          Value
                                                              Shares     (Note 2)



SHORT-TERM INVESTMENTS - 3.10%
   Dreyfus U.S. Treasury Money Market Reserves
   (Identified Cost $294,979)                                  294,979  $  294,979

TOTAL INVESTMENTS - 99.47%
   (Identified Cost $9,185,789)                                          9,468,427

OTHER ASSETS, LESS LIABILITIES - 0.53%                                      50,068

NET ASSETS - 100%                                                       $9,518,495

* Non-income producing security




Federal Tax Information:
At December 31, 1995, the net unrealized appreciation based on identified cost for federal income tax purposes of $9,192,228 was as follows:



Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost          $ 495,253

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value           (219,054)

Unrealized appreciation - net                                $ 276,199




   The accompanying notes are an integral part of the financial statements.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995



ASSETS:
Investments, at value  (Identified cost $9,185,789) (Note 2)  $9,468,427
Cash                                                              49,755
Interest receivable                                              101,869
Dividends receivable                                               6,197
Prepaid expense                                                      336
TOTAL ASSETS                                                   9,626,584

LIABILITIES:
Accrued management fees (Note 3)                                  21,543
Accrued Directors' fees (Note 3)                                   1,813
Transfer agent fees payable (Note 3)                                 191
Payable for fund shares redeemed                                  70,130
Audit fee payable                                                 12,371
Other payables and accrued expenses                                2,041
TOTAL LIABILITIES                                                108,089

NET ASSETS FOR 888,146 SHARES OUTSTANDING                     $9,518,495

NET ASSETS CONSIST OF:
Capital stock                                                 $    8,882
Additional paid - in - capital                                 9,193,923
Accumulated net realized gains on investments                     33,052
Net unrealized appreciation on investments                       282,638
TOTAL NET ASSETS                                              $9,518,495

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE  PER SHARE
($9,518,495/888,146 shares)                                   $    10.72


The accompanying notes are an integral part of the financial statements.


Statement of Operations

For the Year Ended December 31, 1995


INVESTMENT INCOME
Interest                                                  $  294,411
Dividends                                                     44,454
Total Investment Income                                      338,865

EXPENSES:
Management fees (Note 3)                                      69,950
Directors fees (Note 3)                                        6,875
Transfer agent fees (Note 3)                                   1,679
Audit fee                                                     14,625
Custodian fees                                                 7,480
Registration and filing fees                                   6,384
Miscellaneous                                                    354
Total Expenses                                               107,347

Less Waiver of Expenses (Note 3)                             (23,407)

Net Expenses                                                  83,940

NET INVESTMENT INCOME                                        254,925

REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS:
Net realized gain on investments (identified cost basis)     608,702
Net change in unrealized appreciation on investments         341,625
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                            950,327

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $1,205,252

The accompanying notes are an integral part of the financial statements.


Statement of Changes in Net Assets


                                                           For the       For the
                                                          Year Ended    Year Ended
                                                           12/31/95      12/31/94

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                    $   254,925   $    88,876
Net realized gain on investments                             608,702        18,293
Net change in unrealized appreciation (depreciation)
   on investments                                            341,625       (59,823)
Net increase in net assets from operations                 1,205,252        47,346

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                  (254,925)      (88,431)
In excess of net investment income                            (3,886)            -
From net realized gains                                     (564,923)      (18,074)
In excess of net realized gains                                    -        (3,332)
Total distributions to shareholders                         (823,734)     (109,837)

CAPITAL STOCK ISSUED AND REDEEMED:
Net increase in net assets from capital share
   transactions (Note 5)                                   4,617,621     4,106,508

Net increase in net assets                                 4,999,139     4,044,017

NET ASSETS:

Beginning of period                                        4,519,356       475,339

End of period  (including undistributed net investment
income of $0 and $665, respectively)                     $ 9,518,495   $ 4,519,356


The accompanying notes are an integral part of the financial statements.


Financial Highlights



                                                                                 For the Period 9/15/93
                                                      For the       For the         (commencement of
                                                     Year Ended    Year Ended        operations) to
                                                      12/31/95      12/31/94            12/31/93
Per share data ( for a share outstanding
throughout each period):

Net asset value -- Beginning of period              $      9.72   $     10.05   $                 10.00

Income from investment operations:
   Net investment income                                  0.342         0.200                     0.045
   Net realized and unrealized gain (loss) on
     investments                                          1.698        (0.280)                    0.045
Total from investment operations                          2.040        (0.080)                    0.090

Less distributions declared to shareholders:
   From net investment income                            (0.342)       (0.203)                   (0.040)
   In excess of net investment income                    (0.005)            -                         -
   From net realized gains on investments                (0.693)       (0.040)                        -
   In excess of net realized gains                            -        (0.007)                        -
Total distributions declared to shareholders             (1.040)       (0.250)                   (0.040)

Net asset value  -  End of period                   $     10.72   $      9.72   $                 10.05

Total return1                                             21.08%       (0.80)%                     0.93%

Ratios (to average net assets)/Supplemental Data:
   Expenses                                             1.20%**        1.20%*                   1.20%2*
   Net investment income                                3.64%**        3.40%*                   2.47%2*

Portfolio turnover                                           72%           45%                        1%

Average commission rate paid                        $    0.0689             -                         -

Net Assets - End of period  (000's omitted)         $     9,518   $     4,519   $                   475

*The investment advisor did not impose its management fee and paid a portion of the Funds expenses. If these expenses had been incurred by the Fund, expenses would have been limited to that required by state securities law.
**The investment advisor waived a portion of its management fee.

If the full expenses had been incurred by the Fund in either instance above, the net investment income per share and the ratios would be as follows:


Net investment income                               $     0.311   $   0.124     $                 0.021
Ratios (to average net assets):
   Expenses                                               1.53%       2.50%                      2.50%2
   Net Investment Income                                  3.31%       2.10%                      1.17%2

1Represents aggregate total return for the period indicated.
2Annualized.

   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
   Blended Asset Series I (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1995, 710 million shares have been designated in total among 18 series, of which 50 million have been designated as Blended Asset Series I Class K Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

   SECURITY VALUATION
   Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

   Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

   Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Fund's Board of Directors.

   Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

   SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
   Security transactions are accounted for on the date the securities are
   purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
   Interest income and expenses are recorded on an accrual basis.

   Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

   FEDERAL INCOME TAXES
   The Fund's policy is to comply with the provisions of the Internal
   Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income taxes has been made in the financial statements.

NOTES TO FINANCIAL STATEMENTS

   The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

   DISTRIBUTION OF INCOME AND GAINS
   Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

   The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

   The Fund hereby designates $130,574 as capital gain dividends for the year ended December 31, 1995.

3. TRANSACTIONS WITH AFFILIATES
   The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $69,950 for the year ended December 31, 1995.

   Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

   The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024% and amounted to $1,679 for the year ended December 31, 1995.

NOTES TO FINANCIAL STATEMENTS

   The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $23,407, which is reflected as a reduction of expenses on the statement of operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

   Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

   The compensation of the non-affiliated Directors totaled $6,875 for the year ended December 31, 1995.

4. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities, other than short-term securities, were $8,534,833 and $4,351,162, respectively, for the year ended December 31, 1995.

5. CAPITAL STOCK TRANSACTIONS


   Transactions in shares of Blended Asset Series I Class K Common Stock were:


             For the Year                  For the Year
            Ended 12/31/95                Ended 12/31/94
                Shares         Amount         Shares         Amount
            ---------------  -----------  ---------------  -----------


Sold               406,586   $4,437,737          481,619   $4,726,025
Reinvested          75,731      811,707           11,251      109,832
Redeemed           (58,913)    (631,823)         (75,443)    (729,349)
Total              423,404   $4,617,621          417,427   $4,106,508


6. FINANCIAL INSTRUMENTS
   The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund at December 31, 1995.

Independent Auditors' Report

To the Directors of Manning & Napier Fund, Inc.
and Shareholders of Blended Asset Series I:


We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Blended Asset Series I (one of the series constituting Manning & Napier Fund, Inc.) as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended
December 31, 1995 and 1994, and the financial highlights for each of the years in the three year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31,1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Blended Asset series I at December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

                         Manning & Napier Fund, Inc.

                           BLENDED ASSET SERIES II
                                Annual Report
                              December 31, 1995

Management Discussion and Analysis

Dear Shareholders:

1995 was a year that put smiles on many investors faces as both the stock and bond markets had the best returns in many years. The slower growth, non-inflationary environment helped to spur bond prices higher, as interest rates declined. Corporate earnings rose at a slower rate in the second half of the year than they had in the first six months, but it was enough to keep the equity markets in a general upward trend. One explanation for the strong financial returns in the United States is that the U.S. appeared to be the safe haven when one considers the Mexican currency crisis and the declines in many international markets at the end of 1994.

As we look to 1996, we expect the recent monetary easing by the major developed countries to encourage economic growth. Emerging markets have been making tough policy decisions throughout 1995 bringing some economies to recession levels, but fostering the trust that is needed for long-term investors. This positive environment is being reflected in the world financial markets.

We believe the positive macro environment - slow growth and low inflation - is likely to continue. Furthermore, the great budget debate has come down to not whether we will balance the budget, but how. Finally, there is the growing emphasis on the need to increase the savings rate. All of these big picture factors lead us to a constructive view for investors. However, all of this must be looked at in the context of a market that is trading near all time highs. It is clear to us that individual security selection will become more important going forward.

In our stock selection process we use fundamental analysis to find companies that fit our strategies and whose stocks we believe represent good value. While we do not deliberately concentrate our investments in specific sectors of a market, it is often the case that prices of whole sectors will become attractive investment situations at the same time. Technology, healthcare, transportation, and utilities experienced strong returns in 1995, and the Series portfolio had exposure to all of them. Guided by our pricing strategies, we sold equities as the year progressed. For example, we reduced exposure to the technology sector at mid-year as many of these stocks attained what our analysis showed to be fair value. We selected some consumer-related stocks in smaller position-sizes during this period as they met our pricing criteria. These consumer companies have either strong international profiles or particular domestic strength in an industry that is expected to consolidate.

While many investors pay careful attention to the stocks in their portfolio, academic studies have shown that an even more important factor in investment returns is getting the asset allocation (i.e., the mixture of stocks, bonds, and cash) correct. We feel that the best way to adjust your asset allocation is to continually search for the best investment opportunities - whether in stocks, bonds, or cash - and invest accordingly. If there are many stocks that meet our strategies, we will tend to have a higher percentage of our portfolio in stocks; the bond portion of the portfolio is also a reflection of what the values are in the market. If our opinion is that the markets, in general, are not overflowing with values, we will tend to keep more of the fund in cash awaiting better opportunities.

As we have previously discussed, our asset allocation had become increasingly conservative as the market rose through the latter half of 1995. We begin 1996 poised to capture opportunities that we believe will come to the surface as investors begin to reconcile the stock market at new highs with signs of a slowing economy. We will evaluate these opportunities - as we always have - stock-by-stock and bond-by-bond, using the short-term fluctuations in the market as a buying opportunity.

We appreciate your continued confidence in us and wish you all the best in 1996.

Sincerely,

MANNING & NAPIER ADVISORS, INC.


[PIE CHART]
Asset Allocation

Bond - 41%
Stocks - 46%
Cash & Equivalents - 13%

PERFORMANCE UPDATE AS OF DECEMBER 31, 1995

The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Blended Asset Series II from its inception (10/12/93) to present (12/31/95) as compared to the Lehman Brothers Intermediate Bond Index and a Balanced Index.1



Manning & Napier Fund, Inc.
Blended Asset Series II


                         Total Return
             Growth of
Through       $10,000                   Average
12/31/95    Investment    Cumulative     Annual

One Year    $    13,264         32.64%    32.64%
Inception2  $    13,707         37.07%    15.25%






Lehman Brothers Intermediate Bond Index


                         Total Return
             Growth of
Through       $10,000                   Average
12/31/95    Investment    Cumulative     Annual

One Year    $    11,533         15.33%    15.33%
Inception2  $    11,261         12.61%     5.49%





Balanced Index

                         Total Return
             Growth of
Through       $10,000                   Average
12/31/95    Investment    Cumulative     Annual

One Year    $    12,778         27.78%    27.78%
Inception2  $    12,747         27.47%    11.74%


1The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,250 corporate and government securities. The Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The Balanced Index is 50% Standard & Poor's (S&P) 500 Total Return Index and 50% Lehman Brothers Aggregate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. The Lehman Brothers Aggregate Bond Index is a market valued weighted measure of approximately 5,355 corporate, government, and mortgage backed securities. The Index is comprised of investment grade securities with maturities greater than one year. Both Indices' returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2The Fund and Indices performance numbers are calculated from October 12, 1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

[GRAPHIC]
LINE CHART

Data for Line Chart to follow:


               Manning & Napier    Lehman Brothers
               Blended Asset       Intermediate Bond
               Series II           Index               Balanced Index

12-Oct-93*          10,000                   10,000         10,000

31-Dec-93            9,982                    9,956         10,056

30-Jun-94            9,662                    9,695          9,691

31-Dec-94           10,333                    9,764          9,976

30-Jun-95           12,621                   10,701         11,551

31-Dec-95           13,707                   11,261         12,747



* Inception date



Investment Portfolio - December 31, 1995

                                                                          Value
                                                             Shares      (Note 2)

COMMON STOCK - 45.75%

Air Transportation - 4.62%
   Air Courier Services - 3.34%
   Federal Express Corp.*                                       9,275  $   685,191

   Air Transportation, Scheduled Services - 1.28%
   AMR Corp.*                                                   3,550      263,587
                                                                           948,778

Amusement & Recreational Services - 0.04%
   Mountasia Entertainment International, Inc.*                 1,675        8,061

Apparel - 2.82%
   VF Corp.                                                    10,975      578,931

Business Services - 1.24%
   Employment Services - 0.05%
   Barrett Business Services, Inc.*                               725       10,694

   Software - 1.19%
   Black Box Corp.*                                             1,100       18,013
   Borland International, Inc.*                                 4,100       67,650
   Caere Corp.*                                                   875        6,234
   Electronic Arts, Inc.*                                         500       13,063
   Informix Corp.*                                                700       21,000
   Oracle Corp.*                                                  750       31,781
   Parametric Technology Corp.*                                   250       16,625
   Symantec Corp.*                                              2,975       69,169
                                                                           243,535
                                                                           254,229
Chemicals & Allied Products - 1.86%
   Biological Products - 0.58%
   Alliance Pharmaceutical Corp.*                               8,075      110,022
   Human Genome Sciences, Inc.*                                   225        8,606
                                                                           118,628

The accompanying notes are an integral part of the financial statements.

                                   4

Investment Portfolio - December 31, 1995

                                                                          Value
                                                             Shares      (Note 2)


Chemical & Allied Products (continued)
   Household Products - 0.86%
   Procter & Gamble Co.                                         2,125  $   176,375

   Industrial Organic Chemicals - 0.37%
   International Specialty Products, Inc.                       7,025       76,397

   Pharmaceutical Preparation - 0.05%
   Penederm, Inc.*                                                925       10,522
                                                                           381,922
Communications - 5.55%
   Television and Radio Broadcasting Stations - 0.02%
   Children's Broadcasting Corp.*                                 625        3,906

   Telephone Communications - 5.53%
   BCE, Inc.                                                    6,650      229,425
   Cable & Wireless Plc. - ADR                                 12,600      266,175
   NYNEX Corp.                                                  8,400      453,600
   Telefonica de Espana - ADR                                   4,450      186,344


                                                                         1,135,544
                                                                         1,139,450
Crude Petroleum & Natural Gas - 3.66%
   Burlington Resources, Inc.                                  10,050      394,463
   Mesa, Inc*.                                                  3,775       14,156
   Seagull Energy Corp.*                                       15,350      341,537
                                                                           750,156
Educational Services - 0.16%
   Westcott Communications, Inc.*                               2,350       32,312

Electronics & Electrical Equipment - 7.71%
   Electronic Components - 0.14%
   Planar Systems, Inc.*                                        1,450       27,731

   Household Applicances - 3.01%
   Sunbeam Corporation, Inc.                                   21,900      333,975
   Whirlpool Corp.                                              5,325      283,556
                                                                           617,531

The accompanying notes are an integral part of the financial statements.

                                   5

Investment Portfolio - December 31, 1995

                                                                          Value
                                                             Shares      (Note 2)

Electronics & Electrical Equipment (continued)
   Lighting Equipment - 1.62%
   Coleman Company, Inc.*                                         800  $    28,100
   Raychem Corp.                                                5,350      304,281
                                                                           332,381
   Telecommunication Equipment - 2.94%
   ADC Telecommunications, Inc.*                                  200        7,300
   BroadBand Technologies, Inc.*                                2,075       33,719
   ECI Telecommunications Ltd.                                    925       21,102
   General DataComm Industries, Inc.*                           2,725       46,666
   General Instrument Corp.*                                   20,125      470,422
   Motorola, Inc.                                                 225       12,825
   Northern Telecom Ltd.                                          250       10,750
                                                                           602,784
                                                                         1,580,427
Engineering Services - 0.37%
   Jacobs Engineering Group, Inc.*                              3,000       75,000

Fabricated Metal Products - 0.33%
   Keystone International, Inc.                                 1,400       28,000
   Material Sciences Corp.*                                     2,275       33,841
   Medalist Industries*                                         1,100        6,600
                                                                            68,441
Food - 0.07%
   J & J Snack Foods Corp.*                                       700        7,700
   Grist Mill Co.*                                                750        5,531
                                                                            13,231
Glass Products - 1.06%
   Corning, Inc.                                                6,625      212,000
   Libbey, Inc.                                                   250        5,625
                                                                           217,625

The accompanying notes are an integral part of the financial statements.

                                   6

Investment Portfolio - December 31, 1995

                                                                          Value
                                                             Shares      (Note 2)


Health Services - 2.20%
   Doctors Offices & Clinics - 1.83%
   Caremark International, Inc.                                20,075  $   363,859
   Coastal Physician Group, Inc.*                                 875       11,812
                                                                           375,671
   Home Health Care Services - 0.22%
   Health Management, Inc.*                                     2,925       38,756
   Quantum Health Resources, Inc.*                                625        6,133
                                                                            44,889
   Hospitals - 0.13%
   Rehabcare Group, Inc.*                                       1,425       27,431

   Specialty Outpatient Services - 0.02%
   U.S. Physical Therapy, Inc.*                                   375        4,312
                                                                           452,303
Industrial & Commercial Machinery - 0.31%
   Computer Peripheral Equipment - 0.14%
   Digital Equipment Corp.*                                       275       17,634
   PSC, Inc.*                                                   1,200       11,100
                                                                            28,734
   Printing Trades Equipment - 0.17%
   Scitex Corp.                                                 2,525       34,403
                                                                            63,137
Office & Business Equipment - 0.13%
   BT Office Products International, Inc.*                      1,700       27,200

Plastic Products - 0.11%
   Carlisle Plastics, Inc.*                                     1,125        5,062
   Sun Coast Industries ,Inc.*                                  2,575       17,381
                                                                            22,443
Primary Metal Industries - 0.15%
   American Superconductor Corp.*                                 800       11,600
   Gibraltar Steel Corp.*                                       1,600       19,400
                                                                            31,000

The accompanying notes are an integral part of the financial statements.

                                   7

Investment Portfolio - December 31, 1995

                                                                          Value
                                                             Shares      (Note 2)


Printing & Publishing - 0.05%
   Playboy Enterprises, Inc. - Class A*                           500  $     4,375
   Playboy Enterprises, Inc. - Class B*                           600        5,025
                                                                             9,400
Restaurants - 2.47%
   McDonald's Corp.                                            10,800      487,350
   Quantum Restaurant Group, Inc.*                              1,650       18,563
                                                                           505,913
Retail - 6.57%
   Retail Home Furnishing Stores - 0.16%
   Pier 1 Imports, Inc.                                         2,961       33,681

   Retail - Shoe Stores - 0.80%
   Brown Group, Inc.                                           11,525      164,231
   Retail Specialty Stores - 5.50%
   Fabri-Centers of America - Class A*                          1,650       21,863
   Fabri-Centers of America - Class B*                          1,800       19,350
   Fingerhut Companies, Inc.                                   23,025      319,472
   Gander Mountain, Inc.*                                       1,300        8,613
   Hancock Fabrics, Inc.                                       12,700      114,300
   Home Depot, Inc.                                            10,500      502,688
   Michaels Stores, Inc.*                                      10,375      142,656
                                                                         1,128,942
   Retail - Variety Stores - 0.11%
   Family Dollar Stores, Inc.                                   1,625       22,344
                                                                         1,349,198
Shoes - 0.10%
   Wolverine World Wide, Inc.                                     662       20,853

Technical Instruments & Supplies - 2.35%
   Industrial Instruments - 0.19%

   Measurex Corp.                                               1,400       39,550
   Photographic Equipment & Supplies - 2.10%
   Eastman Kodak Co.                                            6,450      432,150


The accompanying notes are an integral part of the financial statements.

                                   8

Investment Portfolio - December 31, 1995

                                                            Shares/       Value
                                                       Principal Amount  (Note 2)

Technical Instruments & Supplies (continued)

   Surgical & Medical Instruments - 0.06%
   Allied Healthcare Products, Inc.                               250  $     4,000
   SpaceLabs Medical, Inc.*                                       300        8,625
                                                                            12,625
                                                                           484,325
Textiles - 0.07%
   Fieldcrest Cannon, Inc.*                                       825       13,716

Utilities - Electric - 1.75%
   Enersis S.A. - ADR.                                         12,600      359,100

TOTAL COMMON STOCK
   (Identified Cost $8,751,090)                                          9,387,151

U.S. TREASURY SECURITIES - 51.05%

   U.S. Treasury Bonds - 21.59%
   U.S. Treasury Bond, 7.25%, 5/15/16                      $   25,000       28,547
   U.S. Treasury Bond, 7.875%, 2/15/21                        700,000      861,656
   U.S. Treasury Bond, 7.25%, 8/15/22                       1,020,000    1,180,969
   U.S. Treasury Bond, 7.50%, 11/15/24                      1,400,000    1,681,750
   U.S. Treasury Bond, 6.875%, 8/15/25                        600,000      676,875
   Total U.S. Treasury Bonds
   Identified Cost $3,933,540)                                           4,429,797

   U.S. Treasury Notes - 25.56%
   U.S. Treasury Note, 6.125%, 7/31/96                        700,000      703,500
   U.S. Treasury Note, 7.50%, 12/31/96                        500,000      511,094
   U.S. Treasury Note, 5.50%, 9/30/97                          40,000       40,200
   U.S. Treasury Note, 5.375%, 11/30/97                       100,000      100,312
   U.S. Treasury Note, 4.75%, 10/31/98                         45,000       44,395
   U.S. Treasury Note, 5.125%, 11/30/98                        15,000       14,944
   U.S. Treasury Note, 6.875%, 8/31/99                        145,000      152,341
   U.S. Treasury Note, 7.75%, 12/31/99                         20,000       21,713
   U.S. Treasury Note, 7.125%, 2/29/00                        545,000      580,425
   U.S. Treasury Note, 6.25%, 5/31/00                       2,700,000    2,791,967
   U.S. Treasury Note, 6.125%, 9/30/00                        225,000      232,031
   U.S. Treasury Note, 6.25%, 2/15/03                          50,000       52,188
   Total U.S. Treasury Notes
   (Identified Cost $5,126,238)                                          5,245,110


The accompanying notes are an integral part of the financail statements.

                                   9

Investment Portfolio - December 31, 1995

                                                            Shares/       Value
                                                       Principal Amount  (Note 2)


   U.S. Treasury Bills - 3.90%
   U.S. Treasury Bill, 1/11/96 (Identified Cost $799,333)  $  800,000  $   799,333

TOTAL U.S. TREASURY SECURITIES
   (Identified Cost $9,859,111)                                         10,474,240

SHORT-TERM INVESTMENTS - 1.91%
   Dreyfus U.S. Treasury Money Market Reserves
   (Identified Cost $391,597)                                 391,597      391,597

TOTAL INVESTMENTS - 98.71%
   (Identified Cost $19,001,798)                                        20,252,988

OTHER ASSETS, LESS LIABILITIES - 1.29%                                     265,947

NET ASSETS - 100%                                                      $20,518,935



* Non-income producing security



Federal Tax Information:

At December 31, 1995, the net unrealized appreciation based on identified cost for federal income tax purposes of $19,001,798 was as follows:



Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost          $1,659,102

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value            (407,912)

Unrealized appreciation  -  net                              $1,251,190



The accompanying notes are an integral part of the financial statements.



Statement of Assets and Liabilities

December 31, 1995



ASSETS:
Investments, at value (Identified cost, $19,001,798) (Note 2)   $20,252,988
Cash                                                                126,438
Interest receivable                                                 153,028
Receivable for securities sold                                      109,560
Dividends receivable                                                 14,367
Prepaid expense                                                         579
TOTAL ASSETS                                                     20,656,960

LIABILITIES:
Accrued management fees (Note 3)                                     24,026
Accrued Directors fees (Note 3)                                       1,818
Accrued transfer agent fees (Note 3)                                    400
Payable for fund shares redeemed                                     95,748
Audit fee payable                                                    12,471
Other payables and accrued expenses                                   3,562
TOTAL LIABILITIES                                                   138,025

NET ASSETS FOR 1,717,706 SHARES outstanding                     $20,518,935

NET ASSETS CONSIST OF:
Capital stock                                                   $    17,177
Additional paid - in - capital                                   19,114,718
Undistributed net investment income                                   1,301
Accumulated net realized gain on investments                        134,549
Net unrealized appreciation on investments                        1,251,190
TOTAL NET ASSETS                                                $20,518,935

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
   ($20,518,935/1,717,706 shares)                               $     11.95



The accompanying notes are an integral part of the financial statements.



Statement of Operations

For the Year Ended December 31, 1995




INVESTMENT INCOME:
Interest                                                  $  376,523
Dividends                                                    115,733
Total Investment Income                                      492,256

EXPENSES:
Management fees (Note 3)                                     131,695
Directors fees (Note 3)                                        7,297
Transfer agent fees (Note 3)                                   3,161
Audit fee                                                     14,725
Custodian fees                                                 9,600
Registration & filing fees                                     7,461
Miscellaneous                                                  1,763
Total Expenses                                               175,702

Less Waiver of Expenses (Note 3)                             (17,669)

Net Expenses                                                 158,033

NET INVESTMENT INCOME                                        334,223

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments (identified cost basis)   1,934,431
Net change in unrealized appreciation on investments       1,107,105
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS                                     3,041,536

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $3,375,759



The accompanying notes are an integral part of the financial statements.



Statement of Changes in Net Assets


                                                          For the       For the
                                                         Year Ended    Year Ended
                                                          12/31/95      12/31/94

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                   $   334,223   $    79,300
Net realized gain on investments                          1,934,431        82,328
Net change in unrealized appreciation on investments      1,107,105       144,417
Net increase in net assets from operations                3,375,759       306,045

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                 (330,774)      (78,792)
From net realized gains                                  (1,817,057)      (64,338)
Total distributions to shareholders                      (2,147,831)     (143,130)

CAPITAL STOCK ISSUED AND REDEEMED:
Net increase in net assets from capital share
   transactions (Note 5)                                 12,077,417     6,575,676

Net increase in net assets                               13,305,345     6,738,591

NET ASSETS:

Beginning of period                                       7,213,590       474,999

End of period (including undistributed net investment
   income of $1,301 and $1,098, respectively)           $20,518,935   $ 7,213,590



The accompanying notes are an integral part of the financial statements.



Financial Highlights


                                                                                 For the Period
                                                                                    10/12/93
                                                      For the       For the      (commencement
                                                     Year Ended    Year Ended    of operations)
                                                      12/31/95      12/31/94      to 12/31/93

Per share data (for a share outstanding
throughout each period)

Net asset value  -  Beginning of period             $     10.12   $      9.98   $         10.00

Income from investment operations:
   Net investment income                                  0.238         0.108             0.014
   Net realized and unrealized gain (loss)
     on investments                                       3.052         0.243            (0.032)
Total from investment operations                          3.290         0.351            (0.018)

Less distributions declared to shareholders:
   From net investment income                            (0.237)       (0.119)           (0.002)
   From net realized gains                               (1.223)       (0.092)                -
Total distributions to shareholders                      (1.460)       (0.211)           (0.002)

Net asset value  -  End of period                   $     11.95   $     10.12   $          9.98

Total return1                                             32.64%         3.52%           (0.18)%

Ratios (to average net assets)/Supplemental Data:
   Expenses                                             1.20%**        1.20%*           1.20%2*
   Net investment income                                2.53%**        2.12%*           1.94%2*

Portfolio turnover                                           63%           19%                0%

Average Commission Rate Paid                        $    0.0635             -                 -

Net Assets - End of period (000s omitted)           $    20,519   $     7,214   $           475

*The investment advisor did not impose its management fee and paid a portion of the Funds expenses. If these expenses had been incurred by the Fund for the period ended December 31, 1993, expenses would have been limited to that required by state securities law.

**The investment advisor waived a portion of its management fee.
If the full expenses had been incurred by the Fund in either instance above, the net investment income per share and the ratios would have been as follows:

Net investment income                               $     0.226   $      0.051  $         0.005
Ratios (to average net assets):
   Expenses                                               1.33%          2.31%            2.50%2
   Net investment income                                  2.40%          1.01%            0.64%2

1Represents aggregate total return for the period indicated.

2Annualized.



The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION
   Blended Asset Series II (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1995, 710 million shares have been designated in total among 18 series, of which 50 million have been designated as Blended Asset Series II Class L Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

   SECURITY VALUATION
   Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

   Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

   Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Fund's Board of Directors.

   Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

   SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
   Security transactions are accounted for on the date the securities are
   purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
   Interest income and expenses are recorded on an accrual basis.

   Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

   FEDERAL INCOME TAXES
   The Fund's policy is to comply with the provisions of the Internal
   Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income taxes has been made in the financial statements.

Notes to Financial Statements

   The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

   DISTRIBUTION OF INCOME AND GAINS
   Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

   The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

   The Fund hereby designates $231,293 as dividends from capital gains for the year ended December 31, 1995.

3. TRANSACTIONS WITH AFFILIATES
   The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $131,695 for the year ended December 31, 1995.

   Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

   The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024% and amounted to $3,161 for the year ended December 31, 1995.

Notes to Financial Statements

   The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $17,669 which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

   Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

   The compensation of the non-affiliated Directors totaled $7,297 for the year ended December 31, 1995.

4. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities, other than short-term securities, were $16,627,058 and $7,458,813, respectively, for the year ended December 31, 1995.

5. CAPITAL STOCK TRANSACTIONS



   Transactions in shares of Blended Asset Series II Class L Common Stock were:


                    For the Year Ended                 For the Year Ended
                        12/31/95                           12/31/94
                  Shares            Amount           Shares           Amount
            -------------------  ------------  -------------------  -----------

Sold                   891,550   $10,731,657              661,133   $6,534,790
Reinvested             180,298     2,145,684               14,156      143,210
Redeemed               (66,963)     (799,924)             (10,085)    (102,324)
Total                1,004,885   $12,077,417              665,204   $6,575,676



6. FINANCIAL INSTRUMENTS
   The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1995.

Independent Auditors' Report

To the Directors of Manning & Napier Fund, Inc.
and Shareholders of Blended Asset Series II:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Blended Asset Series II (one of the series constituting Manning & Napier Fund, Inc.) as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended
December 31, 1995 and 1994, and the financial highlights for each of the years in the three year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31,1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Blended Asset Series II at December 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
February 2, 1996

                        Manning & Napier Fund, Inc.


                           Flexible Yield Series I

                                Annual Report
                              December 31, 1995

Management Discussion and Analysis

DEAR SHAREHOLDERS:

When looking back on 1995, the first line of Dickens A Tale of Two Cities immediately comes to mind: it was the best of times, it was the worst of
times....    The  best  of times refers to the almost uninterrupted decline in interest rates that started in November of 1994 and continued throughout 1995. With the exception of money market funds and cash equivalents, it is difficult to find a sector of the fixed income marketplace that did not turn in double digit returns. Even the lowly two-year U.S. Treasury note returned more than 11%. Who says bonds are boring?

But it was the worst of times because the attractive yields and compelling values that were plentiful at the start of 1995, that made 1995 the strong year that it was, are today difficult to find. It was an especially bad year for those investors, and we suspect there are many, who failed to take advantage of the opportunities that presented themselves early in the year. But fear not, this fund was not one of them. Because we had positioned the portfolio to take advantage of this scenario, it did indeed benefit from the decline in interest rates over the course of the year.

In order to understand what happened in 1995, it is worthwhile to re-visit what happened in 1994. To a large degree, the events of 1994, which led to poor returns in the bond market that year, contributed to our success in 1995. At the start of 1994, there was a large degree of speculation and financial leverage in the market, and this created a fragile environment where the effect of any shock to the system would be exaggerated. The first shock came when the Federal Reserve increased short-term interest rates early in February. At the same time, some economic indicators started to warn of coming inflation, which caused long-term interest rates to rise. The situation took a turn for the worse when the dollar started to decline relative to the currencies of some other countries. Because the U.S. economy is heavily dependent on foreign investment, which was slowed due to the dollars decline, this was more bad news for the bond market.

The confluence of these factors in combination with an overleveraged marketplace resulted in a sell-off that exceeded even the most bearish
expectations.    As  mentioned  above, short-term rates doubled, and long-term rates careened from 5.8% to 8.1%. With hindsight, it is easy to say the increase in rates was overdone, but it was the speed with which the market corrected that caught many market participants by surprise.

The picture began to change with the Republican victory in the 1994 congressional elections. The Republicans had campaigned heavily on the issue of fiscal conservatism and the balanced budget amendment, and the financial markets were encouraged by this. With the election results acting as a catalyst for the reversal, the factors that decimated the market in 1994 began to reverse themselves, and so too did the rise in interest rates. By the start of 1995, speculation was almost non-existent and the degree of leverage in the marketplace had returned to more normal levels. While it does not necessarily follow that this would lead to lower rates, it did alleviate one of the major problems that had plagued the market in 1994.

The inflation story began to change as well in 1995; inflationary pressures dissipated and it even began to appear that disinflation was returning.
During the second half of the year, economic growth slowed noticeably, and the dollar, which struggled during the first quarter of the year, staged a nice turnaround. The turnaround was especially noticeable versus the Japanese yen.

Events specific to 1995 kept the ball rolling. The most talked about was the decided shift in the focus of the federal budget debates. Both the Republicans and the Democrats proposed long- term fiscal plans that were meant to balance the federal budget. While the timing and the details of each plan were quite different, the market responded positively to the policy makers renewed interest in fiscal responsibility.

Another factor in bonds strong showing was the renewed interest that foreign investors were showing in U.S. financial markets. At the beginning of the year, the dollar had fallen to such low levels that foreign investors were drawn to its good relative value. Once the dollar started to appreciate, foreign investors were drawn to its capital appreciation potential. Remember, foreign investors do not simply buy U.S. dollars, they invest the dollars in U.S. assets, with the bond market being one of the prime beneficiaries.

By the end of the year, long rates had effectively retraced their 1994 increase, falling from just above 8% in November of 1994 to 5.95% at the end of 1995. The total returns were staggering, rivaling some of the best calender years on record.

The Flexible Yield Series I, which holds short-term bonds, provided a total return of 10.79% for 1995. For comparison purposes, the Merrill Lynch U.S. Treasury Short-Term index returned 11.00%. Given that the index does not account for the realities of fees and trading costs, this Series performance was very competitive.

Having closed the books on one of the best years for fixed income investors, we believe it is unlikely the bond market can repeat its 1995 performance in 1996. As we begin 1996, the market is already discounting what can be referred to as the best case scenario, moderate economic growth with little inflationary pressure. New variables would have to emerge to drive yields sharply lower (i.e. even slower growth, draconian budget cuts, etc...). Nevertheless, our analysis shows that the long-term secular factors that have driven rates lower in a saw-tooth fashion over the last 15 years are still firmly in place, and we believe that rates, over the longer-term, will continue to move lower.

We appreciate your continued confidence in us and wish you all the best in 1996.

Sincerely,

MANNING & NAPIER ADVISORS, INC.


[PIE CHART]
Effective Maturity

More than 4 Years - 31%
3-4 Years - 25%
2-3 Years - 20%
1-2 Years - 24%

Performance Update as of December 31, 1995

The value of a $10,000 investment in the Manning & Napier Fund, Inc. -
Flexible  Yield   Series I from its inception (2/15/94) to present  (12/31/95)
as compared to the Merrill Lynch U.S. Treasury Short-Term Index.1



Manning & Napier Fund, Inc. - Flexible Yield Series I


                                Total Return
Through     Growth of $10,000                  Average
12/31/95        Investment       Cumulative     Annual

One Year    $           11,079         10.79%    10.79%
Inception2  $           10,995          9.95%     5.18%





Merrill Lynch  U.S. Treasury Short-Term Index


                                Total Return
Through     Growth of $10,000                  Average
12/31/95        Investment       Cumulative     Annual

One Year    $           11,100         11.00%    11.00%
Inception2  $           11,133         11.33%     5.88%



1Merrill Lynch U.S. Treasury Short-Term Index is a market value weighted measure of approximately 60 U.S. Treasury securities. The Index is comprised of U.S. Treasury securities with maturities greater than one year but less than three years. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2The Fund and Index performance are calculated from February 15, 1994, the Funds inception date. The Funds performance is historical and may not be indicative of future results.

[GRAPHIC]
LINE CHART

Data for Line Chart to follow:


               Manning & Napier    Merrill Lynch
               Flexible Yield      U.S. Treasury
               Series I            Short-Term Index

15-Feb-94*          10,000              10,000

31-Mar-94            9,930               9,923

30-Jun-94            9,860               9,931

30-Sep-94            9,930              10,029

31-Dec-94            9,924              10,030

31-Mar-95           10,211              10,366

30-Jun-95           10,573              10,699

30-Sep-95           10,709              10,859

31-Dec-95           10,995              11,133



* Inception date



Investment Portfolio - December 31, 1995


                                                   Principal       Value
                                                 Amount/Shares   (Note 2)

U.S. TREASURY SECURITIES - 106.2%
U.S. Treasury Notes
   U.S. Treasury Note, 7.50%, 1/31/97            $        5,000  $  5,120
   U.S. Treasury Note, 4.75%, 2/15/97                    14,000    13,930
   U.S. Treasury Note, 6.50%, 4/30/97                    45,000    45,760
   U.S. Treasury Note, 5.125%, 2/28/98                   15,000    14,967
   U.S. Treasury Note, 6.125%, 5/15/98                   35,000    35,689
   U.S. Treasury Note, 7.125%, 10/15/98                   5,000     5,239
   U.S. Treasury Note, 5.00%, 1/31/99                    20,000    19,850
   U.S. Treasury Note, 6.50%, 4/30/99                    25,000    25,914
   U.S. Treasury Note, 6.875%, 8/31/99                   20,000    21,013
   U.S. Treasury Note, 7.75%, 1/31/00                    20,000    21,731
   U.S. Treasury Note, 6.75%, 4/30/00                    60,000    63,150
TOTAL U.S. TREASURY SECURITIES
   (Identified  Cost $265,053)                                    272,363

SHORT-TERM INVESTMENTS - 7.0%
   Dreyfus U.S. Treasury Money Market Reserves
     (Identified Cost $17,920)                           17,920    17,920

TOTAL INVESTMENTS - 113.2%
   (Identified Cost, $282,973)                                    290,283

LIABILITIES, LESS OTHER ASSETS  - (13.2)%                         (33,829)

NET ASSETS - 100%                                                $256,454



The accompanying notes are an integral part of the financial statements.



Federal Tax Information - December 31, 1995

Federal Tax Information:
At December 31, 1995, the net unrealized appreciation based on identified cost for federal income tax purposes of $282,973 was as follows:



Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost          $7,310

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value               0

Unrealized appreciation - net                                $7,310




The accompanying notes are an integral part of the financial statements.



Statement of Assets and Liabilities

December 31, 1995



ASSETS:
Investments, at value (Identified cost, $282,973) (Note 2)  $290,283
Cash                                                              50
Interest receivable                                            3,993
Receivable from investment advisor (Note 3)                   16,023
TOTAL ASSETS                                                 310,349

LIABILITIES:
Accrued Directors fees (Note 3)                                6,791
Audit fee payable                                              7,533
Payable for fund shares redeemed                              34,368
Other payables and accrued expenses                            5,203
TOTAL LIABILITIES                                             53,895

NET ASSETS FOR 24,989 SHARES OUTSTANDING                    $256,454

NET ASSETS CONSIST OF:
Capital stock                                               $    250
Additional paid-in-capital                                   249,409
Undistributed  net investment income                              12
Accumulated net realized loss on investments                    (527)
Net unrealized appreciation on investments                     7,310
TOTAL NET ASSETS                                            $256,454

ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE  PER SHARE
   ($256,454/24,989 shares)                                 $  10.26



The accompanying notes are an integral part of the financial statements.



Statement of Operations

For the Year Ended December 31, 1995



INVESTMENT INCOME:
Interest                                                  $ 19,872

EXPENSES:
Management fee (Note 3)                                      1,221
Directors fees (Note 3)                                      6,791
Transfer agent fees (Note 3)                                    84
Audit fee                                                   10,400
Custodian fee                                                  600
Miscellaneous                                                  608
Total Expenses                                              19,704

Less Waiver of Expenses (Note 3)                           (17,244)

Net Expenses                                                 2,460

NET INVESTMENT INCOME                                       17,412

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments (identified cost basis)       321
Net change in unrealized appreciation on investments        12,825
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                              13,146

INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                             $ 30,558


The accompanying notes are an integral part of the financial statements.



Statement of Changes in Net Assets


                                                                       For the Period
                                                                          2/15/94
                                                          For the      (commencement
                                                         Year Ended    of operations)
                                                          12/31/95      to 12/31/94

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                   $    17,412   $         5,603
Net realized gain/(loss) on investments                         321              (848)
Net change in unrealized appreciation (depreciation)
   on investments                                            12,825            (5,515)
Net increase (decrease) in net assets from operations        30,558              (760)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                  (17,292)           (5,444)

CAPITAL STOCK ISSUED AND REDEEMED:
Net increase in net assets from capital share
   transactions (Note 5)                                     12,347           237,045

Net increase in net assets                                   25,613           230,841

NET ASSETS:

Beginning of period                                         230,841                 -

End of period (including undistributed net investment
   income of $12 and $159, respectively)                $   256,454   $       230,841




The accompanying notes are an integral part of the financial statements.



Financial Highlights


                                                                          For the period
                                                                             2/15/94
                                                             For the      (commencement
                                                            Year Ended    of operations)
                                                             12/31/95      to 12/31/94

Per share data (for a share outstanding
throughout each period):

Net asset value - Beginning of period                      $      9.69   $         10.00

Income from investment operations:
   Net investment income                                         0.464             0.241
   Net realized and unrealized gain (loss) on investments        0.566            (0.317)
Total from investment operations                                 1.030            (0.076)

Less distributions to shareholders:
   From net investment income                                   (0.460)           (0.234)

Net asset value - End of period                            $     10.26   $          9.69

Total return1                                                    10.79%           (0.76)%

Ratios (to average net assets)/Supplemental Data:
   Expenses*                                                      0.70%           0.70%2
   Net investment income*                                         4.99%           4.41%2

Portfolio turnover                                                  60%               38%

Net Assets - End of period                                 $   256,454   $       230,841

*The  investment  advisor did not impose its management fee and paid a portion of
the  Funds  expenses.   If these expenses had been incurred by the Fund, expenses
would have been limited to that required by state securities law and the net investment income per share and the ratios would have been as follows:


Net investment income                                      $     0.297   $         0.143
Ratios (to average net assets):
   Expenses                                                      2.50%             2.50%2
Net investment income                                            3.19%             2.61%2

1Represents aggregate total return for the period indicated

2Annualized



The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION
   Flexible Yield Series I (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1995, 710 million shares have been designated in total among 18 series, of which 50 million have been designated as Flexible Yield Series I Class M Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

   SECURITY VALUATION
   Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

   Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

   Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Fund's Board of Directors.

   Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

   SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
   Security transactions are accounted for on the date the securities are
   purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
   Interest income and expenses are recorded on an accrual basis.

   Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

   FEDERAL INCOME TAXES
   The Fund's policy is to comply with the provisions of the Internal
   Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income taxes has been made in the financial statements.

Notes to Financial Statements

   At December 31, 1995, the Fund, for federal income tax purposes, had a capital loss carryforward of $527. Of this amount, $452 will expire on December 31, 2002 and $75 will expire on December 31, 2003.

   The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

   DISTRIBUTION OF INCOME AND GAINS
   Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

   The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other required tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

3. TRANSACTIONS WITH AFFILIATES
   The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.35% of the Fund's average daily net assets. The fee amounted to $1,221 for the year ended December 31, 1995.

   Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

   The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024% and amounted to $84 for the year ended December 31, 1995.

Notes to Financial Statements

   The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.70% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $16,023 for the year ended
   December 31, 1995, which is reflected as a reduction of expenses on the statement of operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

   Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

   The compensation of the non-affiliated Directors totaled $6,791 for the year ended December 31, 1995.

4. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities, other than short-term securities, were $279,913 and $145,715, respectively, for the year ended December 31, 1995.

5. CAPITAL STOCK TRANSACTIONS


   Transactions in shares of Flexible Yield Series I Class M Common Stock were:

                                            For the Period 2/15/94
                    For the Year        (Commencement of Operations)
                   Ended 12/31/95               to 12/31/94

            Shares           Amount      Shares            Amount
            ---------------  ----------  ----------------  ---------
Sold                42,563   $ 433,846            31,143   $309,689
Reinvested           1,658      16,778               562      5,444
Redeemed           (43,058)   (438,277)           (7,879)   (78,088)
Total                1,163   $  12,347            23,826   $237,045

   The Advisor owned 3,924 shares on December 31, 1995 and 3,750 shares on December 31, 1994.

6. FINANCIAL INSTRUMENTS
   The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1995.

Independent Auditors Report


To the Directors of Manning & Napier  Fund, Inc.
and Shareholders of Flexible Yield  Series I:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio,of Flexible Yield Series I (one of the series constituting Manning & Napier Fund, Inc.) as of December 31, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flexible Yield Series I at December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
February 2, 1996

                        Manning & Napier Fund, Inc.


                           Flexible Yield Series II
                                Annual Report
                              December 31, 1995

MANAGEMENT DISCUSSION AND ANALYSIS


Dear Shareholders:

When looking back on 1995, the first line of Dickens A Tale of Two Cities immediately comes to mind: it was the best of times, it was the worst of
times....    The  best  of times refers to the almost uninterrupted decline in interest rates that started in November of 1994 and continued throughout 1995. With the exception of money market funds and cash equivalents, it is difficult to find a sector of the fixed income marketplace that did not turn in double digit returns. Even the lowly two-year U.S. Treasury note returned more than 11%. Who says bonds are boring?

But it was the worst of times because the attractive yields and compelling values that were plentiful at the start of 1995, that made 1995 the strong year that it was, are today difficult to find. It was an especially bad year for those investors, and we suspect there were many, who failed to take advantage of the opportunities that presented themselves early in the year. But fear not, this fund was not one of them. Because we had positioned the portfolio to take advantage of this scenario, it did indeed benefit from the decline in interest rates over the course of the year.

In order to understand what happened in 1995, it is worthwhile to re-visit what happened in 1994. To a large degree, the events of 1994, which led to poor returns in the bond market that year, contributed to our success in 1995.
  At the start of 1994, there was a large degree of speculation and financial leverage in the market, and this created a fragile environment where the effect of any shock to the system would be exaggerated. The first shock came when the Federal Reserve increased short-term interest rates early in February. At the same time, some economic indicators started to warn of coming inflation, which caused long-term interest rates to rise. The situation took a turn for the worse when the dollar started to decline relative to the currencies of some other countries. Because the U.S. economy is heavily dependent on foreign investment, which was slowed due to the dollars decline, this was more bad news for the bond market.

The confluence of these factors in combination with an overleveraged marketplace resulted in a sell-off that exceeded even the most bearish
expectations.    As  mentioned  above, short-term rates doubled, and long-term rates careened from 5.8% to 8.1%. With hindsight, it is easy to say the increase in rates was overdone, but it was the speed with which the market corrected that caught many market participants by surprise.

The picture began to change with the Republican victory in the 1994 congressional elections. The Republicans had campaigned heavily on the issue of fiscal conservatism and the balanced budget amendment, and the financial markets were encouraged by this. With the election results acting as a catalyst for the reversal, the factors that decimated the market in 1994 began to reverse themselves, and so too did the rise in interest rates. By the start of 1995, speculation was almost non-existent and the degree of leverage in the marketplace had returned to more normal levels. While it does not necessarily follow that this would lead to lower rates, it did alleviate one of the major problems that had plagued the market in 1994.

The inflation story began to change as well in 1995; inflationary pressures dissipated and it even began to appear that disinflation was returning.
During the second half of the year, economic growth slowed noticeably, and the dollar, which struggled during the first quarter of the year, staged a nice turnaround. The turnaround was especially noticeable versus the Japanese yen.

Events specific to 1995 kept the ball rolling. The most talked about was the decided shift in the focus of the federal budget debates. Both the Republicans and the Democrats proposed long- term fiscal plans that were meant to balance the federal budget. While the timing and the details of each plan were quite different, the market responded positively to the policy makers renewed interest in fiscal responsibility.

Another factor in bonds strong showing was the renewed interest that foreign investors were showing in U.S. financial markets. At the beginning of the year, the dollar had fallen to such low levels that foreign investors were drawn to its good relative value. Once the dollar started to appreciate, foreign investors were drawn to its capital appreciation potential. Remember, foreign investors do not simply buy U.S. dollars, they invest the dollars in U.S. assets, with the bond market being one of the prime beneficiaries.

By the end of the year, long rates had effectively retraced their 1994 increase, falling from just above 8% in November of 1994 to 5.95% at the end of 1995. The total returns were staggering, rivaling some of the best calender years on record.

The Flexible Yield Series II, which holds intermediate-term bonds, returned 17.33% last year. Comparing that to the performance of the Merrill Lynch Intermediate Corporate/Government Index at 15.33% illustrates just how strong the performance of the Series was. Outperforming a fixed income benchmark by two percent is very difficult because, unlike fund returns, benchmarks do not reflect fees or expenses.

Having closed the books on one of the best years for fixed income investors, we believe it is unlikely the bond market can repeat its 1995 performance in 1996. As we begin 1996, the market is already discounting what can be referred to as the best case scenario, moderate economic growth with little inflationary pressure. New variables would have to emerge to drive yields sharply lower (i.e. even slower growth, draconian budget cuts, etc...). Nevertheless, our analysis shows that the long-term secular factors that have driven rates lower in a saw-tooth fashion over the last 15 years are still firmly in place, and we believe that rates, over the longer-term, will continue to move lower.

We appreciate your continued confidence in us and wish you all the best in 1996.

Sincerely,

MANNING & NAPIER ADVISORS, INC.


[PIE CHART]
Effective Maturity

More than 7 Years - 41%
5-7 Years - 12%
3-5 Years - 26%
2-3 Years - 5%
1-2 Years - 16%

Performance Update as of December 31, 1995

The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Flexible Yield Series II from its inception (2/15/94) to present (12/31/95) as compared to the Merrill Lynch Corporate/Government Intermediate Index.1



Manning & Napier Fund, Inc. - Flexible Yield Series II


                                       Total Return
Through     Growth of $10,000                   Average
12/31/95        Investment      Cumulative      Annual

One Year    $           11,733       17.33%         17.33%
Inception2  $           11,182       11.82%          6.14%





Merrill Lynch Corporate/Government Intermediate Index


                                       Total Return
Through     Growth of $10,000                   Average
12/31/95        Investment      Cumulative      Annual

One Year    $           11,533       15.33%         15.33%
Inception2  $           11,301       13.01%          6.73%



1The Merrill Lynch Corporate/Government Intermediate Index is a market value weighted measure of approximately 4,900 corporate and government bonds. The Index is comprised of investment grade bonds with maturities greater than one year but less than ten years. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2The Fund and Index performance are calculated from February 15, 1994, the Funds inception date. The Funds performance is historical and may not be indicative of future results.

[GRAPHIC]
LINE CHART

Data for Line Chart to follow:


               Manning & Napier    Merrill Lynch
               Flexible Yield      Corporate/Government
               Series II           Intermediate Index

15-Feb-94*          10,000                  10,000

31-Mar-94            9,670                   9,782

30-Jun-94            9,510                   9,727

30-Sep-94            9,540                   9,804

31-Dec-94            9,531                   9,799

31-Mar-95            9,973                  10,227

30-Jun-95           10,576                  10,737

30-Sep-95           10,733                  10,913

31-Dec-95           11,182                  11,301



* Inception date



INVESTMENT PORTFOLIO - DECEMBER 31, 1995


                                               Shares/Principal     Value
                                                   Amount          (Note 2)


U.S. TREASURY SECURITIES - 98.6%

U.S. Treasury Notes
   U.S. Treasury Note, 7.50%, 1/31/97         $        10,000    $    10,241
   U.S. Treasury Note, 4.75%, 2/15/97                  10,000          9,950
   U.S. Treasury Note, 6.875%, 2/28/97                 30,000         30,562
   U.S. Treasury Note, 6.00%, 8/31/97                  20,000         20,244
   U.S. Treasury Note, 5.125%, 11/30/98                20,000         19,925
   U.S. Treasury Note, 5.00%, 1/31/99                  15,000         14,887
   U.S. Treasury Note, 6.50%, 4/30/99                  25,000         25,914
   U.S. Treasury Note, 5.50%, 4/15/00                  45,000         45,338
   U.S. Treasury Note, 6.75%, 4/30/00                  25,000         26,312
   U.S. Treasury Note, 7.875%, 8/15/01                 45,000         50,316
   U.S. Treasury Note, 5.875%, 2/15/04                 60,000         61,219
   U.S. Treasury Note, 7.25%, 5/15/04                 105,000        116,812

TOTAL U.S. TREASURY SECURITIES
   (Identified Cost $402,840)                                        431,720

SHORT-TERM INVESTMENTS - 0.6%

Dreyfus U.S. Treasury Money Market Reserves
   (Identified Cost $2,735)                             2,735          2,735

TOTAL INVESTMENTS - 99.2%
   (Identified Cost, $405,575)                                       434,455

OTHER ASSETS, LESS LIABILITIES - 0.8%                                  3,571

NET ASSETS - 100%                                                $   438,026


   The accompanying notes are an integral part of the financial statements.

FEDERAL TAX INFORMATION  - DECEMBER 31, 1995


Federal Tax Information:
At December 31, 1995, the net unrealized appreciation based on identified cost for federal income tax purposes of $405,575 was as follows:



Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost          $28,911

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value              (31)

Unrealized appreciation - net                                $28,880



The accompanying notes are an integral part of the financial statements.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995



ASSETS:
Investments, at value (Identified cost $405,575) (Note 2)  $434,455
Cash                                                             20
Interest receivable                                           6,730
Receivable from investment advisor (Note 3)                  16,519
TOTAL ASSETS                                                457,724

LIABILITIES:
Accrued Directors fees (Note 3)                               6,792
Transfer agent fees payable (Note 3)                            115
Audit fee payable                                             7,533
Other payables and  accrued expenses                          5,258
TOTAL LIABILITIES                                            19,698

NET ASSETS FOR 42,545 SHARES OUTSTANDING                   $438,026

NET ASSETS CONSIST OF:
Capital stock                                              $    425
Additional paid-in-capital                                  405,857
Undistributed net investment income                             363
Accumulated net realized gain on investments                  2,501
Net unrealized appreciation on investments                   28,880
TOTAL NET ASSETS                                           $438,026

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
   ($438,026/42,545 shares)                                $  10.30



   The accompanying notes are an integral part of the financial statements.



STATEMENT OF OPERATIONS

For the Year Ended December 31, 1995



INVESTMENT INCOME:
Interest                                                  $ 29,659

EXPENSES:
Management fees (Note 3)                                     2,160
Directors fees (Note 3)                                      6,792
Transfer agent fees (Note 3)                                   115
Audit fee                                                   10,400
Registration and filing fees                                 2,453
Custodian fees                                                 600
Total Expenses                                              22,520

Less Waiver of Expenses (Note 3)                           (18,679)

Net Expenses                                                 3,841

NET INVESTMENT INCOME                                       25,818

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments (identified cost basis)     2,582
Net change in unrealized appreciation on investments        45,414
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                           47,996

NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                             $ 73,814

   The accompanying notes are an integral part of the financial statements.



STATEMENT OF CHANGES IN NET ASSETS


                                                                              For the Period 2/15/94
                                                                 For the          (commencement
                                                                Year Ended      of operations) to
                                                                 12/31/95            12/31/94

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                          $    25,818   $                10,888
Net realized gain on investments                                     2,582                         -
Net change in unrealized appreciation (depreciation)
   on investments                                                   45,414                   (16,534)
Net increase (decrease) in net assets from operations               73,814                    (5,646)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                         (25,351)                  (10,558)

CAPITAL STOCK ISSUED AND REDEEMED:
Net increase (decrease) in net assets from capital
   share transactions (Note 5)                                      (5,951)                  411,718

Net increase in net assets                                          42,512                   395,514

NET ASSETS:

Beginning of period                                                395,514                         -

End of period (including undistributed net investment income
   of $363 and $330, respectively)                             $   438,026   $               395,514



   The accompanying notes are an integral part of the financial statements.



Financial Highlights


                                                                          For the Period 2/15/94
                                                             For the          (commencement
                                                            Year Ended      of operations) to
                                                             12/31/95            12/31/94

Per share data (for a share outstanding
throughout each period):

Net asset value - Beginning of period                      $      9.27   $                 10.00

Income from investment operations:
   Net investment income                                         0.561                     0.269
   Net realized and unrealized gain (loss) on investments        1.019                    (0.738)
Total from investment operations                                 1.580                    (0.469)

Less distributions to shareholders:
   From net investment income                                   (0.550)                   (0.261)

Net asset value - End of period                            $     10.30   $                  9.27

Total Return1                                                    17.33%                   (4.69)%

Ratios (to average net assets)/Supplemental Data:
   Expenses*                                                      0.80%                   0.80%2
   Net investment income*                                         5.38%                   5.40%2

Portfolio turnover                                                  35%                        0%

Net Assets - End of period                                 $   438,026   $               395,514

*The investment advisor did not impose its management fee and paid a portion of the Funds expenses. If these expenses had been incurred by the Fund, expenses would have been limited to that required by state securities law and the net investment income per share and the ratios would have been as follows:

Net investment income                                      $     0.384   $                0.184
Ratios (to average net assets):
   Expenses                                                      2.50%                    2.50%2
   Net investment income                                         3.68%                    3.70%2


1Represents aggregate total return for the period indicated.
2Annualized

   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
   Flexible Yield Series II (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1995, 710 million shares have been designated in total among 18 series, of which 50 million have been designated as Flexible Yield Series II Class N Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

   SECURITY VALUATION
   Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

   Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

   Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Fund's Board of Directors.

   Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

   SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
   Security transactions are accounted for on the date the securities are
   purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
   Interest income and expenses are recorded on an accrual basis.

   Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

   FEDERAL INCOME TAXES
   The Fund's policy is to comply with the provisions of the Internal
   Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income taxes has been made in the financial statements.

NOTES TO FINANCIAL STATEMENTS

   The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

   DISTRIBUTION OF INCOME AND GAINS
   Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

   The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains or other required tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

3. TRANSACTIONS WITH AFFILIATES
   The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Fund's average daily net assets. The fee amounted to $2,160 for the year ended December 31, 1995.

   Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

   The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024% and amounted to $115 for the year ended December 31, 1995.

   The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.80% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $16,519 for the year ended

NOTES TO FINANCIAL STATEMENTS

   December 31, 1995, which is reflected as a reduction of expenses on the
   statement  of  operations.    The fee waiver and assumption of expenses by
   the Advisor is voluntary and may be terminated at any time.

   Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

   The compensation of the non-affiliated Directors totaled $6,792 for the year ended December 31, 1995.

4. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities, other than short-term securities, were $199,216 and $156,035, respectively, for the year ended December 31, 1995.

5. CAPITAL STOCK TRANSACTIONS
   Transactions in shares of Flexible Yield Series II Class N Common Stock were:


                                                      For the Period 2/15/94
                    For the Year                   (Commencement of Operations)
                   Ended 12/31/95                          to 12/31/94
                Shares         Amount               Shares              Amount
            ---------------  ----------  ----------------------------  --------

Sold                17,414   $ 173,234                         41,530  $401,160
Reinvested           2,527      25,352                          1,139    10,558
Redeemed           (20,065)   (204,537)                             -         -
Total                 (124)  $  (5,951)                        42,669  $411,718


   The Advisor owned 13,383 shares on December 31, 1995 and 12,674 shares on December 31, 1994.

6. FINANCIAL INSTRUMENTS
   The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1995.

Independent Auditors' Report


To the Directors of Manning & Napier  Fund, Inc.
and Shareholders of Flexible Yield  Series II:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Flexible Yield Series II (one of the series constituting Manning & Napier Fund, Inc.) as of December 31, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flexible Yield Series II at December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP


Boston, Massachusetts
February 2, 1996

                         Manning & Napier Fund, Inc.

                          Flexible Yield Series III
                                Annual Report
                              December 31, 1995

Management Discussion and Analysis

Dear Shareholders:

When looking back on 1995, the first line of Dickens A Tale of Two Cities immediately comes to mind: it was the best of times, it was the worst of
times....    The  best  of times refers to the almost uninterrupted decline in interest rates that started in November of 1994 and continued throughout 1995. With the exception of money market funds and cash equivalents, it is difficult to find a sector of the fixed income marketplace that did not turn in double digit returns. Even the lowly two-year U.S. Treasury note returned more than 11%. Who says bonds are boring?

But it was the worst of times because the attractive yields and compelling values that were plentiful at the start of 1995, that made 1995 the strong year that it was, are today difficult to find. It was an especially bad year for those investors, and we suspect there were many, who failed to take advantage of the opportunities that presented themselves early in the year. But fear not, this fund was not one of them. Because we had positioned the portfolio to take advantage of this scenario, it did indeed benefit from the decline in interest rates over the course of the year.

In order to understand what happened in 1995, it is worthwhile to re-visit what happened in 1994. To a large degree, the events of 1994, which led to poor returns in the bond market that year, contributed to our success in 1995. At the start of 1994, there was a large degree of speculation and financial leverage in the market, and this created a fragile environment where the effect of any shock to the system would be exaggerated. The first shock came when the Federal Reserve increased short-term interest rates early in February. At the same time, some economic indicators started to warn of coming inflation, which caused long-term interest rates to rise. The situation took a turn for the worse when the dollar started to decline relative to the currencies of some other countries. Because the U.S. economy is heavily dependent on foreign investment, which was slowed due to the dollars decline, this was more bad news for the bond market.

The confluence of these factors in combination with an overleveraged marketplace resulted in a sell-off that exceeded even the most bearish
expectations.    As  mentioned  above, short-term rates doubled, and long-term rates careened from 5.8% to 8.1%. With hindsight, it is easy to say the increase in rates was overdone, but it was the speed with which the market corrected that caught many market participants by surprise.

The picture began to change with the Republican victory in the 1994 congressional elections. The Republicans had campaigned heavily on the issue of fiscal conservatism and the balanced budget amendment, and the financial markets were encouraged by this. With the election results acting as a catalyst for the reversal, the factors that decimated the market in 1994 began to reverse themselves, and so too did the rise in interest rates. By the start of 1995, speculation was almost non-existent and the degree of leverage in the marketplace had returned to more normal levels. While it does not necessarily follow that this would lead to lower rates, it did alleviate one of the major problems that had plagued the market in 1994.

The inflation story began to change as well in 1995; inflationary pressures dissipated and it even began to appear that disinflation was returning.
During the second half of the year, economic growth slowed noticeably, and the dollar, which struggled during the first quarter of the year, staged a nice turnaround. The turnaround was especially noticeable versus the Japanese yen.

Events specific to 1995 kept the ball rolling. The most talked about was the decided shift in the focus of the federal budget debates. Both the Republicans and the Democrats proposed long- term fiscal plans that were meant to balance the federal budget. While the timing and the details of each plan were quite different, the market responded positively to the policy makers renewed interest in fiscal responsibility.

Another factor in bonds' strong showing was
the renewed interest that foreign investors were showing in U.S. financial markets. At the beginning of the year, the dollar had fallen to such low levels that foreign investors were drawn to its good relative value. Once the dollar started to appreciate, foreign investors were drawn to its capital appreciation potential. Remember, foreign investors do not simply buy U.S. dollars, they invest the dollars in U.S. assets, with the bond market being one of the prime beneficiaries.

By the end of the year, long rates had effectively retraced their 1994 increase, falling from just above 8% in November of 1994 to 5.95% at the end of 1995. The total returns were staggering, rivaling some of the best calender years on record.

The Flexible Yield Series III, which is unrestricted as to the maturity of the bonds it holds, provided very attractive returns. The Series total return for 1995 was 22.09%, three percent higher than the Merrill Lynch Corporate/Government Index, which returned 19.06%. Outperforming a fixed income benchmark by three percent is very difficult because, unlike fund returns, benchmarks do not reflect fees or expenses.

Having closed the books on one of the best years for fixed income investors, we believe it is unlikely the bond market can repeat its 1995 performance in 1996. As we begin 1996, the market is already discounting what can be referred to as the best case scenario, moderate economic growth with little inflationary pressure. New variables would have to emerge to drive yields sharply lower (i.e. even slower growth, draconian budget cuts, etc...). Nevertheless, our analysis shows that the long-term secular factors that have driven rates lower in a saw-tooth fashion over the last 15 years are still firmly in place, and we believe that rates, over the longer-term, will continue to move lower.

We appreciate your continued confidence in us and wish you all the best in 1996.

Sincerely,

MANNING & NAPIER ADVISORS, INC.



[PIE CHART]
Effective Maturity

Over 10 Years - 40%
7-10 Years - 17%
5-7 Years - 17%
3-5 Years - 12%
2-3 Years - 5%
1-2 Years - 7%
Less than 1 Year - 2%


[PIE CHART]
Portfolio Composition

U.S. Treasury Securities - 92%
Mortgage Backed Securities - 8%

Performance Update as of December 31, 1995

The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Flexible Yield Series III from its inception (12/20/93) to present (12/31/95) as compared to the Merrill Lynch Corporate/Government Bond Index.1


Manning & Napier Fund, Inc. - Flexible Yield Series III


                                       Total Return
Through     Growth of $10,000                   Average
12/31/95        Investment      Cumulative      Annual

One Year    $           12,209       22.09%         22.09%
Inception2  $           11,452       14.52%          6.89%





Merrill Lynch Corporate/Government Bond Index


                                       Total Return
Through     Growth of $10,000                   Average
12/31/95        Investment      Cumulative      Annual

One Year    $           11,906       19.06%         19.06%
Inception2  $           11,532       15.32%          7.27%



1The Merrill Lynch Corporate/Government Bond Index is a market value weighted measure of approximately 6,600 corporate and government bonds The Index is comprised of investment grade securities with maturities greater than one year. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2The Fund and Index performance are calculated from December 20, 1993, the Funds inception date. The Funds performance is historical and may not be indicative of future results.

[GRAPHIC]
LINE CHART

Data for Line Chart to follow:


               Manning & Napier    Merrill Lynch
               Flexible Yield      Corporate/Government
               Series III          Bond Index

20-Dec-93*          10,000              10,000

31-Dec-93            9,960              10,013

30-Jun-94            9,349               9,602

31-Dec-94            9,380               9,686

30-Jun-95           10,634              10,815

31-Dec-95           11,452              11,532



* Inception date



Investment Portfolio - December 31, 1995


                                                         Principal      Value
                                                           Amount     (Note 2)

U.S. TREASURY SECURITIES - 90.8%

U.S. Treasury Bonds - 25.0%
   U.S. Treasury Bond, 7.25%, 8/15/22
   (Identified Cost $238,918)                            $  250,000  $  289,453

U.S. Treasury Notes - 59.1%
   U.S. Treasury Note, 4.375%, 11/15/96                      25,000      24,813
   U.S. Treasury Note, 7.50%, 1/31/97                        40,000      40,962
   U.S. Treasury Note, 6.875%, 2/28/97                       35,000      35,656
   U.S. Treasury Note, 5.125%, 11/30/98                      60,000      59,775
   U.S. Treasury Note, 7.75%, 11/30/99                       40,000      43,338
   U.S. Treasury Note, 5.50%, 4/15/00                        25,000      25,188
   U.S. Treasury Note, 6.25%, 8/31/00                        60,000      62,100
   U.S. Treasury Note, 7.50%, 11/15/01                       35,000      38,577
   U.S. Treasury Note, 6.375%, 8/15/02                      150,000     157,594
   U.S. Treasury Note, 5.75%, 8/15/03                        15,000      15,183
   U.S. Treasury Note, 5.875%, 2/15/04                      100,000     102,031
   U.S. Treasury Note, 6.50%, 8/15/05                        75,000      79,898
   Total U.S. Treasury Notes (Identified Cost $653,267)                 685,115

U.S. Treasury Stripped Securities - 6.7%
   Interest Stripped - Principal Payment, 5/15/14            98,000      31,926
   Interest Stripped - Principal Payment, 8/15/14           143,000      45,794
   Total U.S. Treasury Stripped Securities
     (Identified Cost $67,910)                                           77,720

TOTAL U.S. TREASURY SECURITIES
   (Identified Cost $960,095)                                         1,052,288



   The accompanying notes are an integral part of the financial statements.

                                   5


Investment Portfolio - December 31, 1995


                                                   Principal
                                                 Amount/Shares      Value

U.S. GOVERNMENT AGENCIES - 7.4%
Mortgage Backed Securities
   GNMA, Pool #224199, 9.50%, 7/15/18            $     23,546   $    25,261
   GNMA, Pool #299164, 9.00%, 12/15/20                 22,883        24,235
   GNMA, Pool #376345, 6.50%, 12/15/23                 37,115        36,814
TOTAL U.S. GOVERNMENT AGENCIES
   (Identified Cost $80,060)                                         86,310

SHORT TERM INVESTMENTS - 0.6%
   Dreyfus U.S. Treasury Money Market Reserves
    (Identified Cost $7,383)                            7,383         7,383

TOTAL INVESTMENTS - 98.8%
   (Identified Cost $1,047,538)                                   1,145,981

OTHER ASSETS, LESS LIABILITIES - 1.2%                                13,243

NET ASSETS - 100%                                               $ 1,159,224




FEDERAL TAX INFORMATION:
At December 31, 1995, the net unrealized appreciation based on identified cost for federal income tax purposes of $1,047,538 was as follows:



Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                               $98,631

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax over value     (188)

Unrealized appreciation - net                               $98,443


   The accompanying notes are an integral part of the financial statements.



Statement of Assets and Liabilities

December 31, 1995



ASSETS:
Investments, at value  (Identified cost, $1,047,538) (Note 2)  $1,145,981
Cash                                                                1,332
Interest receivable                                                20,051
Receivable from investment advisor (Note 3)                        10,582
TOTAL ASSETS                                                    1,177,946

LIABILITIES:
Accrued Directors fees (Note 3)                                     6,832
Transfer agent fees payable (Note 3)                                  229
Audit fee payable                                                   5,858
Other payables and accrued expenses                                 5,803
TOTAL LIABILITIES                                                  18,722

NET ASSETS FOR 110,331 SHARES OUTSTANDING                      $1,159,224

NET ASSETS CONSIST OF:
Capital stock                                                  $    1,103
Additional paid-in-capital                                      1,059,462
Undistributed net investment income                                   388
Accumulated net realized loss on investments                         (172)
Net unrealized appreciation on investments                         98,443
TOTAL NET ASSETS                                               $1,159,224

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($1,159,224/110,331 shares)                                    $    10.51



   The accompanying notes are an integral part of the financial statements.



Statement of Operations

For the Year Ended December 31, 1995



INVESTMENT INCOME:
Interest                                                  $ 66,467

EXPENSES:
Management fees (Note 3)                                     4,767
Directors fees (Note 3)                                      6,832
Transfer agent fees (Note 3)                                   229
Audit fee                                                    8,600
Custodian fees                                                 600
Miscellaneous                                                2,424

Total Expenses                                              23,452

Less Waiver of Expenses (Note 3)                           (15,349)

Net Expenses                                                 8,103

NET INVESTMENT INCOME                                       58,364

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investments (identified cost basis)      (132)
Net change in unrealized appreciation on investments       128,849
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                          128,717

NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                             $187,081



   The accompanying notes are an integral part of the financial statements.



Statement of Changes in Net Assets


                                                          For the       For the
                                                         Year Ended    Year Ended
                                                          12/31/95      12/31/94

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                   $    58,364   $    21,040
Net realized loss on investments                               (132)          (28)
Net change in unrealized appreciation (depreciation)
    on investments                                          128,849       (30,063)
Net increase (decrease) in net assets from operations       187,081        (9,051)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                  (57,528)      (20,952)

CAPITAL STOCK ISSUED AND REDEEMED:
Net increase in net assets from
   capital share transactions (Note 5)                      282,134       702,883

Net increase in net assets                                  411,687       672,880

NET ASSETS:

Beginning of period                                         747,537        74,657

End of period (including undistributed net investment
   income of $388 and $88, respectively)                $ 1,159,224   $   747,537



The accompanying notes are an integral part of the financial statements.



Financial Highlights


                                                                              For the Period
                                                     For the     For the         12/20/93
                                                      Year         Year      (commencement of
                                                      Ended       Ended       operations) to
                                                    12/31/95     12/31/94        12/31/93

Per share data (for a share outstanding
throughout each period):

Net asset value - Beginning of period              $     9.11   $    9.95   $           10.00

Income from investment operations:
   Net investment income                                0.582       0.262               0.010
   Net realized and unrealized gain (loss) on
     investments                                        1.393      (0.841)             (0.050)
   Total from investment operations                     1.975      (0.579)             (0.040)

Less distributions declared to shareholders:
   From net investment income                          (0.575)     (0.261)             (0.010)

Net asset value - End of period                    $    10.51   $    9.11   $            9.95

Total return1                                           22.09%     (5.83%)             (0.50%)

Ratios (to average net assets)/Supplemental Data:
   Expenses                                            0.85%*      0.85%*             0.85%2*
   Net investment income                               6.13%*      6.22%*             3.85%2*

Portfolio turnover                                          6%          1%                  0%

Net Assets - End of period                         $1,159,224   $ 747,537   $          74,657

*The investment advisor did not impose its management fee and paid a portion of the Funds expenses. If these expenses had been incurred by the Fund for the periods ended December 31, 1993 and December 31, 1994, expenses would have been limited to that required by state securities law. If the full expenses allowed by state securities law had been incurred by the Fund, the net investment income per share and the ratios would have been as follows:

Net investment income                              $   0.429    $   0.192   $           0.010
Ratios (to average net assets):
     Expenses                                          2.46%        2.50%               2.50%2
     Net investment income                             4.52%        4.57%               2.20%2



1Represents aggregate total return for the period indicated.
2Annualized

   The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION
   Flexible Yield Series III (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1995, 710 million shares have been designated in total among 18 series, of which 50 million have been designated as Flexible Yield Series III Class O Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

   SECURITY VALUATION
   Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

   Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

   Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Fund's Board of Directors.

   Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

   SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
   Security transactions are accounted for on the date the securities are
   purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
   Interest income and expenses are recorded on an accrual basis.

   Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

   FEDERAL INCOME TAXES
   The Fund's policy is to comply with the provisions of the Internal
   Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income taxes has been made in the financial statements.

Notes to Financial Statements

   At December 31, 1995, the Fund, for federal income tax purposes, had a capital loss carryforward of $172, which will expire on December 31, 2003.

   The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

   DISTRIBUTION OF INCOME AND GAINS
   Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

   The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains or other required tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

3. TRANSACTIONS WITH AFFILIATES
   The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $4,767 for the year ended December 31, 1995.

   Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

   The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024% and amounted to $229 for the year ended December 31, 1995.

Notes to Financial Statements

   The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $10,582 for the year ended
   December 31, 1995, which is reflected as a reduction of expenses on the statement of operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

   Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

   The compensation of the non-affiliated Directors totaled $6,832 for the year ended December 31, 1995.

4. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities, other than short-term securities, were $402,527 and $52,177, respectively, for the year ended December 31, 1995.

5. CAPITAL STOCK TRANSACTIONS

   Transactions in shares of Flexible Yield Series III Class O Common Stock were:

                   For the Year                For the Year
                  Ended 12/31/95              Ended 12/31/94
                Shares        Amount        Shares       Amount
            ---------------  ---------  --------------  --------


Sold                23,843   $236,968           72,768  $686,867
Reinvested           4,597     46,488            1,752    16,016
Redeemed              (129)    (1,322)               -         -
Total               28,311   $282,134           74,520  $702,883

   The Advisor owned 10,412 shares on December 31, 1995 and 9,839 shares on December 31, 1994.

6. FINANCIAL INSTRUMENTS
   The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1995.

Independent Auditors' Report

To the Directors of Manning & Napier Fund, Inc.
and Shareholders of Flexible Yield Series III:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Flexible Yield Series III (one of the series constituting Manning & Napier Fund, Inc.) as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1995 and 1994, and the financial highlights for each of the years in the three year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flexible Yield Series III at December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
February 2, 1996

                         Manning & Napier Fund, Inc.

                                   NEW YORK
                              TAX EXEMPT SERIES
                                Annual Report
                              December 31, 1995

Management Discussion and Analysis


Dear Shareholders:

When looking back on 1995, the first line of Dickens A Tale of Two Cities immediately comes to mind: it was the best of times, it was the worst of
times....    The  best  of times refers to the almost uninterrupted decline in interest rates that started in November of 1994 and continued throughout 1995.
 With the exception of money market funds and cash equivalents, it is difficult to find a sector of the taxable fixed income marketplace that did not turn in double digit returns. Even the lowly two-year U.S. Treasury note returned more than 11%. Who says bonds are boring?

But it was the worst of times because the attractive yields and compelling values that were plentiful at the start of 1995, that made 1995 the strong year that it was, are today difficult to find. It was an especially bad year for those investors, and we suspect there were many, who failed to take advantage of the opportunities that presented themselves early in the year. But fear not, this fund was not one of them. Because we had positioned the portfolio to take advantage of this scenario, it did indeed benefit from the decline in interest rates over the course of the year.

In order to understand what happened in 1995, it is worthwhile to re-visit what happened in 1994. To a large degree, the events of 1994, which led to poor returns in the bond market that year, contributed to our success in 1995. At the start of 1994, there was a large degree of speculation and financial leverage in the market, and this created a fragile environment where the effect of any shock to the system would be exaggerated. The first shock came when the Federal Reserve increased short-term interest rates early in February. At the same time, some economic indicators started to warn of coming inflation, which caused long-term interest rates to rise. The situation took a turn for the worse when the dollar started to decline relative to the currencies of some other countries. Because the U.S. economy is heavily dependent on foreign investment, which was slowed due to the dollars decline, this was more bad news for the bond market.

The confluence of these factors in combination with an overleveraged marketplace resulted in a sell-off that exceeded even the most bearish
expectations.    As  mentioned  above, short-term rates doubled, and long-term rates careened from 5.8% to 8.1%. With hindsight, it is easy to say the increase in rates was overdone, but it was the speed with which the market corrected that caught many market participants by surprise.

The picture began to change with the Republican victory in the 1994 congressional elections. The Republicans had campaigned heavily on the issue of fiscal conservatism and the balanced budget amendment, and the financial markets were encouraged by this. With the election results acting as a catalyst for the reversal, the factors that decimated the market in 1994 began to reverse themselves, and so too did the rise in interest rates. By the start of 1995, speculation was almost non-existent and the degree of leverage in the marketplace had returned to more normal levels. While it does not necessarily follow that this would lead to lower rates, it did alleviate one of the major problems that had plagued the market in 1994.

The inflation story began to change as well in 1995; inflationary pressures dissipated and it even began to appear that disinflation was returning.
During the second half of the year, economic growth slowed noticeably, and the dollar, which struggled during the first quarter of the year, staged a nice turnaround. The turnaround was especially noticeable versus the Japanese yen.

Events specific to 1995 kept the ball rolling. The most talked about was the decided shift in the focus of the federal budget debates. Both the Republicans and the Democrats proposed long-term fiscal plans that were meant to balance the federal budget. While the timing and the details of each plan were quite different, the market responded positively to the policy makers renewed interest in fiscal responsibility.

Another factor in bonds strong showing was the renewed interest that foreign investors were showing in U.S. financial markets. At the beginning of the year, the dollar had fallen to such low levels that foreign investors were drawn to its good relative value. Once the dollar started to appreciate, foreign investors were drawn to its capital appreciation potential. Remember, foreign investors do not simply buy U.S. dollars, they invest the dollars in U.S. assets, with the bond market being one of the prime beneficiaries.

By the end of the year, long rates had effectively retraced their 1994 increase, falling from just above 8% in November of 1994 to 5.95% at the end of 1995. The total returns were staggering, rivaling some of the best calender years on record.

As good as 1995 was for all fixed income investors, there was a dark cloud that hung over municipal investors during the second half of the year; that cloud could effectively be referred to as tax reform. Although the talk had quieted down somewhat by the end of the year, there was still a sense that tax reform, or rather tax simplification, would be an important campaign issue in 1996. Many proposals focus not only on simplifying the filing process, but also on increasing the rate of savings within the economy since the current system seems to penalize savings while encouraging consumption. While it is tough to argue with the ultimate goals of tax simplification, one of the potential losers, at least on a relative basis, would be the municipal bond market.

Most of the tax simplification plans that have been proposed, or are expected to be proposed, do not take anything away from muni bonds. What has shaken up the muni market, however, are the proposals within the various plans to exempt all investment income from taxation, thereby stripping the muni market of its relative advantage. If such an event were to occur, munis would trade like high grade corporate bonds - at some yield spread above U.S. Treasuries rather than at some spread below U.S. Treasuries as is currently the case.

As a result of this potential change, many muni investors have shortened the maturity of their portfolios and concentrated their purchases on the short end of the curve. This has caused intermediate and longer-term munis to lag their intermediate and longer-term taxable counterparts on a relative basis. Despite this, municipal bonds earned strong double-digit returns, even while beginning to discount unfavorable tax legislation. This discounting would lessen the shock should such legislation become reality, while providing fresh upside potential should there prove to be no tax changes which adversely affect municipal bonds.

The New York Tax Exempt Series earned a total return of 16.78% for 1995. For comparison purposes, the Merrill Lynch Intermediate Municipal Index returned 13.39%, which means the Series outperformed the benchmark by more than 3%. Because benchmark returns, unlike mutual fund returns, do not reflect fees or expenses, it is rare for a bond fund to outperform a benchmark.

We have structured the portfolio based on our investment overview of declining interest rates. As a result, the security selection process has focussed on issuers with high credit quality, long maturities (which benefit from declining interest rates), and as much call protection as possible (which limits the ability of issuers to call away your investments). Additionally, we prefer to focus on bonds that are insured or pre-refunded which adds an additional element of protection. Finally, we look for general obligation bonds (as opposed to revenue bonds) because we would rather rely on the full faith and credit of a municipality than the revenue generated by a specific project. It is important to note that this high quality standard did not penalize our performance.

Having closed the books on one of the best years for fixed income investors, we believe it is unlikely the bond market can repeat its 1995 performance in 1996. As we begin 1996, it appears that the market is already discounting what can be referred to as the best case scenario, moderate economic growth with little inflationary pressure. For muni investors, the direction of tax reform will no doubt have an influence on the performance of municipal bonds. As we stated earlier, the market has already been discounting this to some degree, driving the shape of the muni yield curve steeper than the Treasury yield curve. New variables would have to emerge to drive yields sharply lower (i.e., even slower growth, draconian budget cuts, etc...). Nevertheless, our analysis shows that the long-term secular factors that have driven rates lower in a saw-tooth fashion over the last 15 years are still firmly in place, and we believe that rates, over the longer-term, will continue to move lower.

We appreciate your continued confidence in us and wish you all the best in 1996.

Sincerely,

MANNING & NAPIER ADVISORS, INC.


[PIE CHART]
Portfolio Composition

General Obligation Bonds - 66%
Revenue Bonds - 23%
Pre-Refunded Bonds - 11%


[PIE CHART]
Quality Ratings*

Aaa - 76%
Aa - 18%
A - 4%
Not Rated - 2%

*Using Moody's Ratings

Performance Update as of December 31, 1995

The value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York Tax Exempt Series from its inception (1/17/94) to present (12/31/95) as compared to the Merrill Lynch Intermediate Municipal Index.1



Manning & Napier Fund,  Inc.
New York Tax Exempt Series


                                Total Return
Through     Growth of $10,000                  Average
12/31/95        Investment       Cumulative     Annual

One Year    $           11,678         16.78%    16.78%
Inception2  $           10,882          8.82%     4.42%




Merrill Lynch Intermediate Municipal Index

                                Total Return
Through     Growth of $10,000                  Average
12/31/95        Investment       Cumulative     Annual

One Year    $           11,339         13.39%    13.39%
Inception2  $           11,020         10.20%     5.09%



1The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 260 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2The Fund and Index performance numbers are calculated from January 17, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

[GRAPHIC]
LINE CHART

Data for Line Chart to follow:


               Manning & Napier    Merrill Lynch
               New York Tax        Intermediate
               Exempt Series       Municipal Index

17-Jan-94*               10,000              10,000

31-Mar-94                 9,430               9,586

30-Jun-94                 9,460               9,662

30-Sep-94                 9,430               9,782

31-Dec-94                 9,318               9,719

31-Mar-95                 9,941              10,176

30-Jun-95                10,202              10,489

30-Sep-95                10,433              10,691

31-Dec-95                10,882              11,020



* Inception date



Investment Portfolio - December 31, 1995

                                                               Principal      Value
                                                                 Amount      (Note 2)

NEW YORK MUNICIPAL SECURITIES - 93.4%

Albany City School District, G.O. Bond, 4.35%, 2/1/2001        $  475,000  $   474,986
Albany City School District, G.O. Bond, 4.35%, 2/1/2002           150,000      149,045
Albany County, G.O. Bond, 5.75%, 6/1/2010                         200,000      210,730
Amherst Public Improvement, G.O. Bond, 4.625%, 3/1/2004           250,000      252,443
Amherst Public Improvement, G.O. Bond, 4.625%, 3/1/2007           200,000      196,480
Battery Park City Authority, Revenue Bond, 7.70%, 5/1/2015        500,000      565,670
Broome County Public Safety, Certificate Participation,
   5.00%, 4/1/2006                                                250,000      253,185
Buffalo, G.O. Bond, Series A, 5.00%, 12/1/2009                    150,000      149,547
Buffalo General Improvement, G.O. Bond, Series A,
   4.75%, 2/1/2004                                                500,000      505,670
Buffalo Schools, G.O. Bond, Series B, 5.05%, 2/1/2009             250,000      248,570
Cattaraugus County Public Improvement, G.O. Bond, 5.00%
   8/1/2007                                                       300,000      304,206
Colonie, G.O. Bond, 5.20%, 8/15/2008                              100,000      102,808
East Hampton, G.O. Bond, 4.625%, 1/15/2007                        175,000      170,492
East Hampton, G.O. Bond, 4.625%, 1/15/2008                        175,000      168,651
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2009                100,000      104,593
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2025                400,000      399,408
Guilderland School District, G.O. Bond, 4.75%, 6/15/1998          130,000      132,353
Guilderland School District, G.O. Bond, 4.90%, 6/15/2008          370,000      367,269
Hempstead Town, G.O. Bond, Series B, 5.625%, 2/1/2010             200,000      209,746
Holland Central School District, G.O. Bond, 6.125%,
   6/15/2010                                                      245,000      269,226
Huntington, G.O. Bond, 5.875%, 9/1/2009                           250,000      267,262
Huntington, G.O. Bond, 5.90%, 1/15/2007                           300,000      325,881
Irvington School District, G.O. Bond, Series B,
   5.10%, 7/15/2005                                               275,000      283,803
Jamesville-Dewitt Central School District, G.O. Bond,
   5.75%, 6/15/2009                                               420,000      451,437
Jordan-El Bridge Central School District, G.O. Bond,
   5.875%, 6/15/2008                                              500,000      539,705
Kingston City School District, Series B, 6.80%, 12/15/1997        100,000      105,480
LeRoy Central School District, G.O. Bond, 0.10%, 6/15/2008        350,000      181,353

The accompanying notes are an integral part of the financial statements.

                                   6


Investment Portfolio - December 31, 1995

                                                               Principal      Value
                                                                 Amount      (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)

Monroe County Public Improvement, G.O. Bond,
   4.90%, 6/1/2005                                             $  250,000  $   253,382
Monroe County Public Improvement, G.O. Bond, 6.00%,
   3/1/2002                                                       500,000      542,235
Monroe County Public Improvement, G.O. Bond, 6.10%,
   6/1/2015                                                       200,000      214,000
Monroe County Water Authority, Revenue Bond, Series B,
   5.25%, 8/1/2011                                                500,000      500,720
Nassau County, G.O. Bond, Series A, 3.25%, 5/1/1996               500,000      499,300
Nassau County, G.O. Bond, Series A, 4.00%, 5/1/1999               100,000       99,594
New Castle, G.O. Bond, 4.75%, 6/1/2010                            450,000      434,484
New Rochelle, G.O. Bond, Series C., 6.20%, 3/15/2007              175,000      193,443
New Rochelle City School District, G.O. Bond, Series A,
   4.30%, 2/1/2003                                                500,000      492,185
New York City, G.O. Bond, 8.00%, 3/15/2016                        500,000      580,570
New York City, G.O. Bond, Series A, 8.75%, 11/1/2016              250,000      275,540
New York City Municipal Water Authority, Revenue Bond,
   Series B, 5.00%, 6/15/2003                                     400,000      407,724
New York City Municipal Water Authority, Revenue Bond,
   Series B, 5.375%, 6/15/2019                                    250,000      248,838
New York State Dorm Authority, Columbia University,
   Revenue Bond, 4.40%, 7/1/1997                                  125,000      126,155
New York State Environmental Pollution Control, Revenue
   Bond, Pooled LN-B, 6.65%, 9/15/2013                            500,000      554,585
New York State Housing Authority, Finance Agency - Mental
   Hygiene, Revenue Bond, 5.80%, 11/1/2001                        250,000      270,373
New York State Local Government Assistance Corp., Revenue
   Bond, Series A - MBIA-IBC, 5.90%, 4/1/2013                     500,000      530,980
New York State Local Government Assistance Corp., Revenue
   Bond, Series A, 6.00%, 4/1/2024                                250,000      262,075
New York State Medical Care Facility Financial Agency MBIA -
   IBC, Revenue Bond, 7.75%, 2/15/2020                            380,000      438,265
New York State Medical Care Facilities, Financial Agency -
   Insd. Mtg. Hospital, Revenue Bond, Series A, 8.50%,
   1/15/2022                                                      500,000      511,065

The accompanying notes are an intergral part of the financial statements.

                                   7

Investment Portfolio - December 31, 1995

                                                               Principal      Value
                                                                 Amount      (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)

New York State Mortgage Agency, Homeowners Mortgage
   Revenue Bond, Series 31A, 5.375%, 10/1/2017                 $  500,000  $   487,745
New York State Power Authority, Revenue Bond, Series CC,
   4.80%, 1/1/2005                                                250,000      250,907
New York State Power Authority, Revenue Bond, Series CC,
   5.00%, 1/1/2014                                                500,000      484,420
New York State Power Authority, Revenue Bond, Series CC. -
   MBIA-IBC, 5.25%, 1/1/2018                                      250,000      246,787
New York State Thruway Authority, Revenue Bond,
   Series B, 4.90%, 1/1/2007                                      450,000      448,483
New York State Thruway Authority, Revenue Bond, Series A,
   5.50%, 1/1/2023                                                300,000      298,329
New York State Thruway Authority, Highway & Bridge,
   Revenue Bond, Series B, 5.75%, 4/1/2006                        100,000      107,196
New York State Urban Development Correctional Capital
   Facilities, Revenue Bond, Series A, 5.25%, 1/1/2014            500,000      505,820
New York State Urban Development Corp. Correctional
   Facility, Revenue Bond, Series G, 7.00%, 1/1/2017               50,000       56,117
North Hempstead, G.O. Bond, Series B, 5.90%, 4/1/2004             300,000      330,192
North Hempstead, G.O. Bond, Series C, 4.90%, 8/1/2006             300,000      302,499
Onondaga County, G.O. Bond, 5.85%, 2/15/2002                      300,000      322,458
Queensbury, G.O. Bond, Series A, 5.50%, 4/15/2011                 150,000      155,876
Queensbury, G.O. Bond, Series A, 5.50%, 4/15/2012                 350,000      363,709
Rochester, G.O. Bond, Series A, 4.70%, 8/15/2006                  250,000      249,988
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2020                  250,000      244,102
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2022                   95,000       92,672
Sands Point, G.O. Bond, 6.70%, 11/15/2014                         700,000      777,413
Schenectady, G.O. Bond, 4.55%, 10/1/2002                          200,000      201,260
South County Central School District Brookhaven, G.O. Bond,
   5.50%, 9/15/2007                                               380,000      398,020
Steuben County Public Improvement, G.O. Bond,
   5.60%, 5/1/2006                                                500,000      525,095
Suffolk County, G.O. Bond, Series G, 5.40%, 4/1/2013              400,000      406,516
Suffolk County Water Authority, Revenue Bond,
   5.10%, 6/1/2009                                                250,000      251,465
Suffolk County Water Authority, Revenue Bond,
   7.325%, 6/1/2012                                               500,000      553,180

The accompanying notes are an integral part of the financial statements.

                                   8

Investment Portfolio - December 31, 1995

                                                               Principal      Value
                                                                 Amount      (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)

Sullivan County Public Improvement, G.O. Bond, 4.375%,
   3/15/2001                                                   $  300,000  $   298,740
Sullivan County Public Improvement, G.O. Bond, 5.125%,
   3/15/2013                                                      330,000      331,779
Three Village Central School District, G.O. Bond,
   5.375%, 6/15/2007                                              230,000      239,899
Tioga County Public Improvement, G.O. Bond,
   5.25%, 3/15/2005                                               250,000      259,605
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2011           135,000      140,049
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2013           300,000      310,989
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2014           300,000      309,831
Triborough Bridge & Tunnel Authority, Revenue Bond,
   3.65%, Series A, 1/1/1998                                      250,000      248,050
Triborough Bridge & Tunnel Authority, Revenue Bond,
   Series A, 5.00%, 1/1/2012                                      500,000      487,105
Tri-Valley Central School District, G.O. Bond, 5.60%,
   6/15/2008                                                      120,000      126,006
Westchester County, G.O. Bond, Series A, 4.75%,
   12/15/2008                                                     250,000      245,723
Westchester County, G.O. Bond, Series A, 4.75%,
   12/15/2009                                                     250,000      244,012
Westchester County, G.O. Bond, Series B, 4.30%,
   12/15/2010                                                     215,000      197,570
Westchester County, G.O. Bond, Series B,
   4.30%, 12/15/2011                                              100,000       91,129
White Plains, G.O. Bond, 4.50%, 9/1/2005                          180,000      178,182
White Plains, G.O. Bond, 4.50%, 9/1/2007                          315,000      304,425

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $26,292,989)                                            26,898,855

SHORT-TERM INVESTMENTS - 3.0%
   Dreyfus/Laurel New York Tax Free Money Market Fund
   (Identified Cost $868,045)                                     868,045      868,045

TOTAL INVESTMENTS - 96.4%
    (Identified Cost $27,161,034)                                           27,766,900


The accompanying notes are an integral part of the financial statements.

                                   9


Investment Portfolio - December 31, 1995

                                                                              Value
                                                                             (Note 2)


OTHER ASSETS, LESS LIABILITIES - 3.6%                                      $ 1,049,923

NET ASSETS - 100%                                                          $28,816,823

Key
G.O. Bond - General Obligation Bond




FEDERAL TAX INFORMATION:

At December 31, 1995, the net unrealized appreciation based on identified cost for federal income tax purposes of $27,161,034 was as follows:



Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost          $688,913

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value           (83,047)

Unrealized appreciation - net                                $605,866



The accompanying notes are an integral part of the financial statements.



Statement of Assets and Liabilities

DECEMBER 31, 1995



ASSETS:
Investments, at value (Identified cost, $27,161,034)
   (Note 2)                                           $27,766,900
Receivable for fund shares sold                           859,120
Interest receivable                                       404,727
Prepaid expense                                             1,280
TOTAL ASSETS                                           29,032,027

LIABILITIES:
Accrued management fees (Note 3)                           11,599
Accrued Directors' fees (Note 3)                            1,812
Transfer agent fees payable (Note 3)                          557
Payable for securities purchased                          148,423
Payable for fund shares redeemed                           29,747
Audit fee payable                                          14,000
Custodian fee payable                                       1,090
Other payables and accrued expenses                         7,976
TOTAL LIABILITIES                                         215,204

NET ASSETS FOR 2,860,879 SHARES
   OUTSTANDING                                        $28,816,823

NET ASSETS CONSIST OF:
Capital stock                                         $    28,608
Additional paid-in-capital                             28,189,679
Undistributed net investment income                        12,779
Accumulated net realized loss on investments              (20,109)
Net unrealized appreciation on investments                605,866

TOTAL NET ASSETS                                      $28,816,823

NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER
SHARE ($28,816,823/2,860,879 shares)                  $     10.07



The accompanying notes are an integral part of the financial statements.



Statement of Operations

For the Year Ended December 31, 1995



INVESTMENT INCOME:
Interest                                                  $1,152,732

EXPENSES:
Management fees (Note 3)                                     114,847
Directors' fees (Note 3)                                       6,791
Transfer agent fees (Note 3)                                   5,513
Audit fee                                                      8,757
Custodian fees                                                 6,600
Registration and filing fees                                   6,434
Miscellaneous                                                    554
Total Expenses                                               149,496

NET INVESTMENT INCOME                                      1,003,236

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investments (identified cost basis)          (6)
Net change in unrealized appreciation on investments       2,511,379
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS                              2,511,373

NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                             $3,514,609



The accompanying notes are an integral part of the financial statements.



Statement of Changes in Net Assets



                                                                         For the Period 1/17/94
                                                            For the          (Commencement
                                                           Year Ended        of Operations)
                                                            12/31/95          to 12/31/94

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                     $ 1,003,236   $               632,138
Net realized loss on investments                                   (6)                  (20,103)
Net change in unrealized appreciation (depreciation) on
   investments                                              2,511,379                (1,905,513)
Net increase (decrease) in net assets from operations       3,514,609                (1,293,478)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                   (991,282)                 (631,313)

CAPITAL STOCK ISSUED AND REDEEMED:
Net increase in net assets from capital share
   transactions (Note 5)                                    8,992,775                19,225,512

Net increase in net assets                                 11,516,102                17,300,721

NET ASSETS:

Beginning of period                                        17,300,721                         -

End of period (including undistributed net
   Investment income of $12,779 and $825,
   respectively)                                          $28,816,823   $            17,300,721



The accompanying notes are an integral part of the financial statements.



Financial Highlights



                                                                           For the Period 1/17/94
                                                              For the          (Commencement
                                                             Year Ended        of Operations)
                                                              12/31/95          to 12/31/94

Per share data (for a share outstanding
throughout each period):

Net asset value - Beginning of period                       $      8.98   $                 10.00

Income from investment operations:
   Net investment income                                          0.404                     0.338
   Net realized and unrealized gain (loss) on investments         1.086                    (1.020)
Total from investment operations                                  1.490                    (0.682)

Less distributions declared to shareholders:
   From net investment income                                    (0.400)                   (0.338)

Net asset value - End of period                             $     10.07   $                  8.98

Total Return1                                                     16.78%                   (6.82)%

Ratios (to average net assets)/Supplemental Data:
   Expenses                                                        0.65%                   0.79%2
   Net investment income                                           4.36%                   3.82%2

Portfolio turnover                                                    0%                        6%

Net Assets - End of period (000's omitted)                  $    28,817   $                17,301


1Total return represents aggregate total return for the period indicated.

2Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION
   New York Tax Exempt Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1995, 710 million shares have been designated in total among 18 series, of which 50 million have been designated as New York Tax Exempt Series Class P Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

   SECURITY VALUATION
   Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

   Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Fund's Board of Directors.

   Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

   SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
   Security transactions are accounted for on the date the securities are
   purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
   Interest income and expenses are recorded on an accrual basis.

   Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds of the Corporation.

   FEDERAL INCOME TAXES
   The Fund's policy is to comply with the provisions of the Internal
   Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income taxes has been made in the financial statements.

Notes to Financial Statements

   At December 31, 1995, the Fund, for federal income tax purposes, had a capital loss carryforward of $20,109. Of this amount, $2,550 will expire on December 31, 2002 and $17,559 will expire on December 31, 2003.

   The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

   DISTRIBUTION OF INCOME AND GAINS
   Distributions to shareholders of tax exempt income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

   The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

   The Fund hereby designates $975,391 as tax-exempt dividends for the year ended December 31, 1995.

3. TRANSACTIONS WITH AFFILIATES
   The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $114,847 for the year ended December 31, 1995.

   Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements

   The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024% and amounted to $5,513 for the year ended December 31, 1995.

   The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.85% of average daily net assets each year.

   Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

   The compensation of the non-affiliated Directors totaled $6,791 for the year ended December 31, 1995.

4. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities, other than short-term securities, were $7,623,401 and $0, respectively, for the year ended December 31, 1995.

5. CAPITAL STOCK TRANSACTIONS


   Transactions in shares of New York Tax Exempt Series Class P Common Stock were:


                   For the Year                 For the Period 1/17/94
                  Ended 12/31/95                      to 12/31/94
                Shares         Amount             Shares              Amount
            ---------------  -----------  -----------------------  ------------
Sold               905,817   $8,705,001                2,187,660   $21,660,167
Reinvested          99,114      973,495                   68,726       616,469
Redeemed           (70,547)    (685,721)                (329,891)   (3,051,124)
Total              934,384   $8,992,775                1,926,495   $19,225,512

6. FINANCIAL INSTRUMENTS
   The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1995.

7. CONCENTRATION OF CREDIT
   The Fund primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Report of Independent Accountants

To the Shareholders and Directors of
Manning & Napier Fund, Inc. - New York Tax Exempt Series:

We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc. - New York Tax Exempt Series, including the schedule of portfolio investments as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in the net assets, and the financial highlights for the year then ended and for the period January 17, 1994 (Commencement of Operations) to December 31, 1994.
 These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc. - New York Tax Exempt Series as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period January 17, 1994 (Commencement of Operations) to December 31, 1994, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Boston, Massachusetts
January 26, 1996

                        Manning & Napier Fund, Inc.

                            Ohio Tax Exempt Series
                                Annual Report
                              December 31, 1995

Management Discussion and Analysis

Dear Shareholders:

When looking back on 1995, the first line of Dickens A Tale of Two Cities immediately comes to mind: it was the best of times, it was the worst of
times....    The  best  of times refers to the almost uninterrupted decline in interest rates that started in November of 1994 and continued throughout 1995.
 With the exception of money market funds and cash equivalents, it is difficult to find a sector of the taxable fixed income marketplace that did not turn in double digit returns. Even the lowly two-year U.S. Treasury note returned more than 11%. Who says bonds are boring?

But it was the worst of times because the attractive yields and compelling values that were plentiful at the start of 1995, that made 1995 the strong year that it was, are today difficult to find. It was an especially bad year for those investors, and we suspect there were many, who failed to take advantage of the opportunities that presented themselves early in the year. But fear not, this fund was not one of them. Because we had positioned the portfolio to take advantage of this scenario, it did indeed benefit from the decline in interest rates over the course of the year.

In order to understand what happened in 1995, it is worthwhile to re-visit what happened in 1994. To a large degree, the events of 1994, which led to poor returns in the bond market that year, contributed to our success in 1995.
  At the start of 1994, there was a large degree of speculation and financial leverage in the market, and this created a fragile environment where the effect of any shock to the system would be exaggerated. The first shock came when the Federal Reserve increased short-term interest rates early in February. At the same time, some economic indicators started to warn of coming inflation, which caused long-term interest rates to rise. The situation took a turn for the worse when the dollar started to decline relative to the currencies of some other countries. Because the U.S. economy is heavily dependent on foreign investment, which was slowed due to the dollars decline, this was more bad news for the bond market.

The confluence of these factors in combination with an overleveraged marketplace resulted in a sell-off that exceeded even the most bearish
expectations.    As  mentioned  above, short-term rates doubled, and long-term rates careened from 5.8% to 8.1%. With hindsight, it is easy to say the increase in rates was overdone, but it was the speed with which the market corrected that caught many market participants by surprise.

The picture began to change with the Republican victory in the 1994 congressional elections. The Republicans had campaigned heavily on the issue of fiscal conservatism and the balanced budget amendment, and the financial markets were encouraged by this. With the election results acting as a catalyst for the reversal, the factors that decimated the market in 1994 began to reverse themselves, and so too did the rise in interest rates. By the start of 1995, speculation was almost non-existent and the degree of leverage in the marketplace had returned to more normal levels. While it does not necessarily follow that this would lead to lower rates, it did alleviate one of the major problems that had plagued the market in 1994.

The inflation story began to change as well in 1995; inflationary pressures dissipated and it even began to appear that disinflation was returning.
During the second half of the year, economic growth slowed noticeably, and the dollar, which struggled during the first quarter of the year, staged a nice turnaround. The turnaround was especially noticeable versus the Japanese yen.

Events specific to 1995 kept the ball rolling. The most talked about was the decided shift in the focus of the federal budget debates. Both the Republicans and the Democrats proposed long-term fiscal plans that were meant to balance the federal budget. While the timing and the details of each plan were quite different, the market responded positively to the policy makers renewed interest in fiscal responsibility.

Another factor in bonds strong showing was the renewed interest that foreign investors were showing in U.S. financial markets. At the beginning of the year, the dollar had fallen to such low levels that foreign investors were drawn to its good relative value. Once the dollar started to appreciate, foreign investors were drawn to its capital appreciation potential. Remember, foreign investors do not simply buy U.S. dollars, they invest the dollars in U.S. assets, with the bond market being one of the prime beneficiaries.

By the end of the year, long rates had effectively retraced their 1994 increase, falling from just above 8% in November of 1994 to 5.95% at the end of 1995. The total returns were staggering, rivaling some of the best calender years on record.

As good as 1995 was for all fixed income investors, there was a dark cloud that hung over municipal investors during the second half of the year; that cloud could effectively be referred to as tax reform. Although the talk had quieted down somewhat by the end of the year, there was still a sense that tax reform, or rather tax simplification, would be an important campaign issue in 1996. Many proposals focus not only on simplifying the filing process, but also on increasing the rate of savings within the economy since the current system seems to penalize savings while encouraging consumption. While it is tough to argue with the ultimate goals of tax simplification, one of the potential losers, at least on a relative basis, would be the municipal bond market.

Most of the tax simplification plans that have been proposed, or are expected to be proposed, do not take anything away from muni bonds. What has shaken up the muni market, however, are the proposals within the various plans to exempt all investment income from taxation, thereby stripping the muni market of its relative advantage. If such an event were to occur, munis would trade like high grade corporate bonds - at some yield spread above U.S. Treasuries rather than at some spread below U.S. Treasuries as is currently the case.

As a result of this potential change, many muni investors have shortened the maturity of their portfolios and concentrated their purchases on the short end of the curve. This has caused intermediate and longer-term munis to lag their intermediate and longer-term taxable counterparts on a relative basis. Despite this, municipal bonds earned strong double-digit returns, even while beginning to discount unfavorable tax legislation. This discounting would lessen the shock should such legislation become reality, while providing fresh upside potential should there prove to be no tax changes which adversely affect municipal bonds.

The Ohio Tax Exempt Series earned a total return of 17.14% for 1995. For comparison purposes, the Merrill Lynch Intermediate Municipal Index returned 13.39%, which means the Series outperformed the benchmark by nearly 4%. Because benchmark returns, unlike mutual fund returns, do not reflect fees or expenses, it is rare for a bond fund to outperform a benchmark.

We have structured the portfolio based on our investment overview of declining interest rates. As a result, the security selection process has focussed on issuers with high credit quality, long maturities (which benefit from declining interest rates), and as much call protection as possible (which limits the ability of issuers to call away your investments). Additionally, we prefer to focus on bonds that are insured or pre-refunded which adds an additional element of protection. Finally, we look for general obligation bonds (as opposed to revenue bonds) because we would rather rely on the full faith and credit of a municipality than the revenue generated by a specific project. It is important to note that this high quality standard did not penalize our performance.

Having closed the books on one of the best years for fixed income investors, we believe it is unlikely the bond market can repeat its 1995 performance in 1996. As we begin 1996, it appears that the market is already discounting what can be referred to as the best case scenario, moderate economic growth with little inflationary pressure. For muni investors, the direction of tax reform will no doubt have an influence on the performance of municipal bonds. As we stated earlier, the market has already been discounting this to some degree, driving the shape of the muni yield curve steeper than the Treasury yield curve. New variables would have to emerge to drive yields sharply lower (i.e., even slower growth, draconian budget cuts, etc...). Nevertheless, our analysis shows that the long-term secular factors that have driven rates lower in a saw-tooth fashion over the last 15 years are still firmly in place, and we believe that rates, over the longer-term, will continue to move lower.

We appreciate your continued confidence in us and wish you all the best in 1996.

Sincerely,

MANNING & NAPIER ADVISORS, INC.


[PIE CHART]
Portfolio Composition

General Obligation Bonds - 66%
Revenue Bonds - 27%
Pre-Refunded Bonds - 7%


[PIE CHART]
Quality Ratings*

Aaa - 88%
Aa - 6%
A - 4%
Not Rated - 2%

*Using Moody's Ratings

Performance Update as of December 31, 1995

The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Ohio Tax Exempt Series from its inception (2/14/94) to present (12/31/95) as compared to the Merrill Lynch Intermediate Municipal Index.1



Manning & Napier Fund, Inc.
Ohio Tax Exempt Series


                                Total Return
Through     Growth of $10,000                  Average
12/31/95        Investment       Cumulative     Annual

One Year    $           11,714         17.14%    17.14%
Inception2  $           10,985          9.85%     5.12%





Merrill Lynch Intermediate Municipal Index


                                Total Return
Through     Growth of $10,000                  Average
12/31/95        Investment       Cumulative     Annual

One Year    $           11,339         13.39%    13.39%
Inception2  $           11,009         10.09%     5.25%



1The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 260 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2The Fund and Index performance numbers are calculated from February 14, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

[GRAPHIC]
LINE CHART

Data for Line Chart to follow:


               Manning & Napier    Merrill Lynch
               Ohio Tax            Intermediate
               Exempt Series       Municipal Index

14-Feb-94*          10,000              10,000

31-Mar-94            9,630               9,576

30-Jun-94            9,540               9,652

30-Sep-94            9,510               9,771

31-Dec-94            9,377               9,709

31-Mar-95           10,067              10,165

30-Jun-95           10,288              10,478

30-Sep-95           10,552              10,679

31-Dec-95           10,985              11,009



* Inception date



Investment Portfolio - December 31, 1995



                                                            Principal      Value
                                                              Amount     (Note 2)

OHIO MUNICIPAL SECURITIES - 96.7%

Akron Bath Copley Joint Twnshp. Childrens Hos.
   Med. Ctr. MBIA-IBC, Rev. Bond, 7.45%,
   11/15/2020                                               $   50,000  $   58,251
Akron Limited Tax, G.O. Bond, 4.10%, 12/1/2001                  65,000      64,158
Akron Waterworks, Revenue Management Improvement
   Bond, 5.70%, 3/1/2007                                       100,000     105,930
Allen County, G.O. Bond, 5.30%, 12/1/2007                      100,000     102,496
Amherst Police & Jail Facility, G.O. Bond, 5.375%,
   12/1/2012                                                    50,000      50,844
Avon Lake, G.O. Bond, 5.70%, 12/1/2006                          60,000      63,211
Avon Lake, G.O. Bond, 6.00%, 12/1/2009                          40,000      42,259
Bedford Heights, G.O. Bond, Series A, 5.65%, 12/1/2014          60,000      64,199
Belmont County, G.O. Bond, 5.15%, 12/1/2010                    100,000     100,707
Bexley City School District, G.O. Bond MBIA-IBC,
   6.50%, 12/1/2016                                             20,000      22,623
Cincinnati, G.O. Bond, 4.60%, 12/1/2003                         50,000      50,428
Clermont County Hospital Facilities Mercy Health Care
   System,  Revenue Bond, Series A, 7.625%, 1/1/2015            25,000      27,222
Cleveland, G.O. Bond, Series B, 4.95%, 7/1/1996                 20,000      20,134
Cleveland City School District, G.O. Bond, 5.875%,
   12/1/2011                                                   125,000     131,139
Cleveland Public Power System Improvement, Revenue Bond,
   1st Mtg, 8.375%, 8/1/2017                                    50,000      54,434
Cleveland Waterworks, Revenue Bond, 1st Mtg, Series G,
   5.50%, 1/1/2013                                             100,000     104,978
Columbus, G.O. Bond, Series B, 6.10%, 1/1/2003                 100,000     110,090
Columbus, G.O. Bond, Series D, 5.50%, 9/15/2008                 50,000      52,253
Columbus Limited Tax, G.O. Bond, Series A,
   4.85%, 7/1/2004                                              50,000      51,190
Crawford County, G.O. Bond, 6.75%, 12/1/2019                   175,000     202,508
Cuyahoga County, G.O. Bond, Series A, 4.30%, 10/1/1999          50,000      50,187
Cuyahoga Falls, G.O. Bond, 7.20%, 12/1/2010                     75,000      84,533
Delaware City School District Construction & Impt.,
   G.O. Bond, Series B, 5.20%, 12/1/2016                       100,000      99,869
Fairfield County Hospital Impt., Lancaster-Fairfield
   Community Hospital, Revenue Bond, 7.00%, 6/15/2012           50,000      57,380

The accompanying notes are an integral part of the financial statements.

                                   6

Investment Portfolio - December 31, 1995



                                                            Principal      Value
                                                              Amount     (Note 2)


OHIO MUNICIPAL SECURITIES (continued)

Findlay Water, Revenue Bond, 5.45%, 11/1/2008               $  100,000  $  103,320
Franklin County, G.O. Bond, 4.95%, 12/1/2004                    50,000      51,526
Gahanna-Jefferson City School District, G.O. Bond,
   4.75%, 12/1/1999                                             50,000      51,092
Green Local School District - Summit, G.O. Bond,
   5.20%, 12/1/2003                                             75,000      78,260
Greene County Sewer System, Revenue Bond, 5.50%,
   12/1/2018                                                    30,000      30,112
Hamilton County Building Impt., Museum Center
   G.O. Bond, 5.85%, 12/1/2001                                  50,000      54,040
Hamilton County Sewer System, Ref. & Impt. - Metro
   Sewer District, Revenue Bond,  Series A,
   4.75%, 12/1/2000                                             50,000      51,277
Hamilton County Sewer System Ref & Impt - Metro
   Sewer District, Rev. Bond, Series A, 5.00%, 12/1/2014       125,000     120,839
Hilliard School District, G.O. Bond, 6.35%, 12/1/2003           60,000      67,156
Huber Heights Water Systems, Revenue Bond,
   5.25%, 12/1/2007                                            200,000     206,622
Kettering City School District, G.O. Bond, 4.85%,
   12/1/2006                                                    40,000      40,235
Kettering City School District, G.O. Bond, 5.25%,
   12/1/2022                                                    60,000      59,062
Lakewood City School District, G.O. Bond, 5.55%,
   12/1/2013                                                   100,000     102,448
Lakota Local School District, G.O. Bond, 5.75%,
   12/1/2006                                                    50,000      53,509
Lakota Local School District, G.O. Bond, 7.00%,
   12/1/2008                                                   100,000     119,818
Lakota Local School District, G.O. Bond, 7.90%,
   12/1/2011                                                    45,000      49,819
Lorain Water System, Revenue Bond, 4.75%, 4/1/2005             125,000     125,643
Lucas County, G.O. Bond, Series I, 5.40%, 12/1/2003            100,000     105,597
Mahoning County, G.O. Bond, 5.70%, 12/1/2009                   150,000     158,110
Mahoning County Limited Tax, G.O. Bond, 5.65%,
   12/1/1998                                                    20,000      20,884
Mason City School District, G.O. Bond, 5.00%, 12/1/2007        120,000     120,461


The accompanying notes are and integral part of the financial statements.

                                   7

Investment Portfolio - December 31, 1995



                                                            Principal      Value
                                                              Amount     (Note 2)

OHIO MUNICIPAL SECURITIES (continued)

Montgomery County, G.O. Bond, 5.30%, 9/1/2007               $   65,000  $   67,092
Montgomery County Moraine-Beaver Creek Sewers,
   Revenue Bond, 5.60%, 9/1/2011                               100,000     103,249
North Canton City School District, G.O. Bond,
   5.85%, 12/1/2007                                             40,000      43,008
Northeast Ohio Regional Sewer District Waste & Water
   Impt., Rev. Bond, 6.50%, 11/15/2016                         100,000     112,258
Northwood Local School District, G.O. Bond, 5.55%,
   12/1/2006                                                    65,000      69,218
Northwood Local School District, G.O. Bond, 6.20%,
   12/1/2013                                                    40,000      43,473
Ohio, G.O. Bond, 6.50%, 8/1/2011                                50,000      54,736
Ohio Building Authority, Local Jail Grant, Revenue Bond,
   Series A, 4.65%, 10/1/2005                                   50,000      49,495
Ohio Building Authority, State Facilites - Administration
   Buildings-MBIA-IBC, Revenue Bond, 5.50%, 10/1/2005           50,000      53,178
Ohio Higher Education Facility, University of Dayton
   Project, Revenue Bond, 5.80%, 12/1/2019                     100,000     103,430
Ohio Public Facilities, Higher Education, Revenue Bond,
   Series II-A, 4.25%, 12/1/2002                                50,000      49,116
Ohio Water Development Authority Pure Water, Revenue
   Bond, Series I, 6.00%, 12/1/2016                             40,000      43,459
Ohio Water Development Authority Ref. & Impt. - Pure
   Water, Revenue Bond, 5.75%, 12/1/2005                        60,000      64,365
Ottawa County, G.O. Bond, 5.45%, 9/1/2006                       30,000      31,663
Pickerington Water Systems Improvement, G.O. Bond,
   5.85%, 12/1/2013                                             50,000      52,748
Reynoldsburg City School District, G.O. Bond, 6.55%,
   12/1/2017                                                   175,000     193,728
Rocky River City School District, G.O. Bond, Series A,
   6.375%, 12/1/1998                                            25,000      26,614
Rocky River City School District, G.O. Bond, Series A,
   6.90%, 12/1/2011                                             50,000      53,754
Rural Lorain Water Authority Ref. & Impt. - MBIA - IBC,
    Revenue Bond, 5.30%, 10/1/2012                             110,000     111,176

The accompanying notes are an integral part of the financial statements.

                                   8

Investment Portfolio - December 31, 1995



                                                            Principal      Value
                                                          Amount/Shares   (Note 2)

OHIO MUNICIPAL SECURITIES (continued)

South-Western City School District, Franklin & Pickway
   Counties, G.O. Bond, 4.80%, 12/1/2006                    $  100,000  $  100,153
Stark County, G.O. Bond, 5.70%, 11/15/2017                     100,000     102,574
Stark County Hospital - Doctors Hospital, Inc.,
   Revenue Bond, 8.625%, 4/1/2018                               30,000      33,420
Summit County, G.O. Bond, 5.75%, 12/1/2008                     175,000     184,461
Toledo, G.O. Bond, 5.95%, 12/1/2015                            175,000     185,267
Toledo Sewer System, Revenue Bond, 6.35%, 11/15/2017           185,000     203,700
Trumbull County, G.O. Bond, 6.20%, 12/1/2014                   100,000     108,422
Warren, G.O. Bond, 5.20%, 11/15/2013                            50,000      50,172
Wood County, G.O. Bond, 5.40%, 12/1/2013                        50,000      50,418
Youngstown, G.O. Bond, 6.125%, 12/1/2014                        50,000      54,075

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $5,649,252)                                          5,939,275

SHORT-TERM INVESTMENTS - 5.1%
   Dreyfus Municipal Reserves (Identified Cost $314,372)       314,372     314,372

TOTAL INVESTMENTS - 101.8%
   (Identified Cost $5,963,624)                                          6,253,647

LIABILITIES, LESS OTHER ASSETS (1.8)%                                     (110,071)

NET ASSETS - 100%                                                       $6,143,576

Key -
     G.O. Bond - General Obliation Bond
     Rev. Bond - Revenue Bond
     Impt. - Improvement



FEDERAL TAX INFORMATION:
At December 31, 1995, the net unrealized appreciation based on identified cost for federal income tax purposes of $5,963,624 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost          $291,561

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value            (1,538)

Unrealized appreciation-net                                  $290,023



The accompanying notes are an integral part of the financial statements.



Statement of Assets and Liabilities

December 31, 1995



ASSETS:
Investments, at value (Identified cost, $5,963,624) (Note 2)  $6,253,647
Interest receivable                                               49,534
Prepaid expense                                                      255
TOTAL ASSETS                                                   6,303,436

LIABILITIES:
Accrued management fees (Note 3)                                  19,239
Accrued Directors' fees (Note 3)                                   1,813
Transfer agent fees payable (Note 3)                                 121
Payable for securities purchased                                 124,973
Audit fee payable                                                 11,000
Other payables and accrued expenses                                2,714
TOTAL LIABILITIES                                                159,860

NET ASSETS FOR 595,943 SHARES OUTSTANDING                     $6,143,576

NET ASSETS CONSIST OF:
Capital stock                                                 $    5,959
Additional paid-in-capital                                     5,848,380
Undistributed net investment income                                1,076
Accumulated net realized loss on investments                      (1,862)
Net unrealized appreciation on investments                       290,023

TOTAL NET ASSETS                                              $6,143,576

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($6,143,576/595,943 shares)                                $    10.31



The accompanying notes are an integral part of the financial statements.



Statement of Operations

For the Year Ended December 31, 1995



INVESTMENT INCOME:
Interest                                                  $253,301

EXPENSES:
Management fees (Note 3)                                    23,637
Directors' fees (Note 3)                                     6,792
Transfer agent fees (Note 3)                                 1,135
Custodian fees                                               6,000
Audit fee                                                    5,171
Miscellaneous                                                1,825
Total Expenses                                              44,560

Less Waiver of Expenses (Note 3)                            (4,398)

Net Expenses                                                40,162

NET INVESTMENT INCOME                                      213,139

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investments (identified cost basis)      (667)
Net change in unrealized appreciation on investments       507,287
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                          506,620

NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                             $719,759



The accompanying notes are an integral part of the financial statements.



Statement of Changes in Net Assets



                                                                         For the Period 2/14/94
                                                            For the          (commencement
                                                           Year Ended        of operations)
                                                            12/31/95          to 12/31/94

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                     $   213,139   $                89,937
Net realized loss on investments                                 (667)                   (1,195)
Net change in unrealized appreciation (depreciation) on
   investments                                                507,287                  (217,264)
Net increase (decrease) in net assets from operations         719,759                  (128,522)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                   (215,626)                  (86,374)

CAPITAL STOCK ISSUED AND REDEEMED:
Net increase in net assets from capital share
   transactions (Note 5)                                    1,738,597                 4,115,742

Net increase in net assets                                  2,242,730                 3,900,846

NET ASSETS:

Beginning of period                                         3,900,846                         -

End of period (including undistributed net
   investment income of $1,076 and $3,563,
   respectively)                                          $ 6,143,576   $             3,900,846



The accompanying notes are an integral part of the financial statements.



Financial Highlights


                                                                           For the Period 2/14/94
                                                              For the          (commencement
                                                             Year Ended        of operations)
                                                              12/31/95          to 12/31/94

Per share data (for a share outstanding
throughout each period):

Net asset value - Beginning of period                       $      9.18   $                 10.00

Income from investment operations:
   Net investment income                                          0.419                     0.205
   Net realized and unrealized gain (loss) on investments         1.136                    (0.828)
Total from investment operations                                  1.555                    (0.623)

Less distributions declared to shareholders:
   From net investment income                                    (0.425)                   (0.197)

Net asset value - End of period                             $     10.31   $                  9.18

Total Return1                                                     17.14%                   (6.23)%

Ratios (to average net assets)/Supplemental Data:
   Expenses                                                     0.85%**                   0.85%*2
   Net investment income                                        4.50%**                   4.03%*2

Portfolio turnover                                                    1%                        2%

Net Assets - End of period (000's omitted)                  $     6,144   $                 3,901

*The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.

**The investment advisor waived a portion of its management fee.

If these expenses had been incurred by the Fund in either instances above, the net investment income per share and the ratioswould have been as follows:

Net investment income                                            $0.411    $              0.141
Ratios (to average net assets):
   Expenses2                                                       0.94%                  2.07%
   Net investment income2                                          4.41%                  2.81%

1Total return represents aggregate total return for the period indicated.
2Annualized.



The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION
   Ohio Tax Exempt Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1995, 710 million shares have been designated in total among 18 series, of which 50 million have been designated as Ohio Tax Exempt Series Class Q Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

   SECURITY VALUATION
   Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

   Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Fund's Board of Directors.

   Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

   SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
   Security transactions are accounted for on the date the securities are
   purchased or sold.   Dividend income is recorded on the ex-dividend date.
   Interest income and expenses are recorded on an accrual basis.

   Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

   FEDERAL INCOME TAXES
   The Fund's policy is to comply with the provisions of the Internal
   Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income taxes has been made in the financial statements.

Notes to Financial Statements

   FEDERAL INCOME TAXES (continued)
   At December 31, 1995, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,862. Of this amount, $1,195 will expire on December 31, 2002 and $667 will expire on December 31, 2003.

   The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

   DISTRIBUTION OF INCOME AND GAINS
   Distributions to shareholders of tax exempt income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

   The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

   The Fund hereby designates $214,921 as tax-exempt dividends for the year ended December 31, 1995.

3. TRANSACTIONS WITH AFFILIATES
   The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $23,637 for the year ended December 31, 1995.

   Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements

   The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024% and amounted to $1,135 for the year ended December 31, 1995.

   The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor waived fees of $4,398, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

   Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

   The compensation of the non-affiliated Directors totaled $6,792 for the year ended December 31, 1995.

4. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities, other than short-term securities, were $1,633,770 and $50,405, respectively, for the year ended December 31, 1995.

5. CAPITAL STOCK TRANSACTIONS


Transactions in share of Ohio Tax Exempt Series Class Q Common Stock were:


                     For the Year                    For the Period
                    Ended 12/31/95                2/14/94 to 12/31/94
                Shares         Amount            Shares           Amount
            ---------------  -----------  --------------------  -----------


Sold               163,241   $1,658,399               462,240   $4,466,525
Reinvested          21,448      215,626                 9,419       86,374
Redeemed           (13,614)    (135,428)              (46,791)    (437,157)
Total              171,075   $1,738,597               424,868   $4,115,742

6. FINANCIAL INSTRUMENTS
   The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1995.

7. CONCENTRATION OF CREDIT
   The Fund primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Report of Independent Accountants

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC. - OHIO TAX EXEMPT SERIES:

We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc. - Ohio Tax Exempt Series, including the schedule of portfolio investments as of December 31, 1995, the related statement of operations for the year then ended, the changes in net assets, and the financial highlights for the year then ended and for the period February 14, 1994 (Commencement of Operations) to
December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc. - Ohio Tax Exempt Series as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period February 14, 1994 (Commencement of Operations) to December 31, 1994, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Boston, Massachusetts
January 26, 1996

                       Manning & Napier Fund, Inc.


                               DIVERSIFIED TAX
                                EXEMPT SERIES

                                Annual Report
                              December 31, 1995

Management Discussion and Analysis

Dear Shareholders:

When looking back on 1995, the first line of Dickens A Tale of Two Cities immediately comes to mind: it was the best of times, it was the worst of
times....    The  best  of times refers to the almost uninterrupted decline in interest rates that started in November of 1994 and continued throughout 1995.
 With the exception of money market funds and cash equivalents, it is difficult to find a sector of the taxable fixed income marketplace that did not turn in double digit returns. Even the lowly two-year U.S. Treasury note returned more than 11%. Who says bonds are boring?

But it was the worst of times because the attractive yields and compelling values that were plentiful at the start of 1995, that made 1995 the strong year that it was, are today difficult to find. It was an especially bad year for those investors, and we suspect there were many, who failed to take advantage of the opportunities that presented themselves early in the year. But fear not, this fund was not one of them. Because we had positioned the portfolio to take advantage of this scenario, it did indeed benefit from the decline in interest rates over the course of the year.

In order to understand what happened in 1995, it is worthwhile to re-visit what happened in 1994. To a large degree, the events of 1994, which led to poor returns in the bond market that year, contributed to our success in 1995. At the start of 1994, there was a large degree of speculation and financial leverage in the market, and this created a fragile environment where the effect of any shock to the system would be exaggerated. The first shock came when the Federal Reserve increased short-term interest rates early in February. At the same time, some economic indicators started to warn of coming inflation, which caused long-term interest rates to rise. The situation took a turn for the worse when the dollar started to decline relative to the currencies of some other countries. Because the U.S. economy is heavily dependent on foreign investment, which was slowed due to the dollars decline, this was more bad news for the bond market.

The confluence of these factors in combination with an overleveraged marketplace resulted in a sell-off that exceeded even the most bearish
expectations.    As  mentioned  above, short-term rates doubled, and long-term rates careened from 5.8% to 8.1%. With hindsight, it is easy to say the increase in rates was overdone, but it was the speed with which the market corrected that caught many market participants by surprise.

The picture began to change with the Republican victory in the 1994 congressional elections. The Republicans had campaigned heavily on the issue of fiscal conservatism and the balanced budget amendment, and the financial markets were encouraged by this. With the election results acting as a catalyst for the reversal, the factors that decimated the market in 1994 began to reverse themselves, and so too did the rise in interest rates. By the start of 1995, speculation was almost non-existent and the degree of leverage in the marketplace had returned to more normal levels. While it does not necessarily follow that this would lead to lower rates, it did alleviate one of the major problems that had plagued the market in 1994.

The inflation story began to change as well in 1995; inflationary pressures dissipated and it even began to appear that disinflation was returning.
During the second half of the year, economic growth slowed noticeably, and the dollar, which struggled during the first quarter of the year, staged a nice turnaround. The turnaround was especially noticeable versus the Japanese yen.

Events specific to 1995 kept the ball rolling. The most talked about was the decided shift in the focus of the federal budget debates. Both the Republicans and the Democrats proposed long-term fiscal plans that were meant to balance the federal budget. While the timing and the details of each plan were quite different, the market responded positively to the policy makers renewed interest in fiscal responsibility.

Another factor in bonds strong showing was the renewed interest that foreign investors were showing in U.S. financial markets. At the beginning of the year, the dollar had fallen to such low levels that foreign investors were drawn to its good relative value. Once the dollar started to appreciate, foreign investors were drawn to its capital appreciation potential. Remember, foreign investors do not simply buy U.S. dollars, they invest the dollars in U.S. assets, with the bond market being one of the prime beneficiaries.

By the end of the year, long rates had effectively retraced their 1994 increase, falling from just above 8% in November of 1994 to 5.95% at the end of 1995. The total returns were staggering, rivaling some of the best calender years on record.

As good as 1995 was for all fixed income investors, there was a dark cloud that hung over municipal investors during the second half of the year; that cloud could effectively be referred to as tax reform. Although the talk had quieted down somewhat by the end of the year, there was still a sense that tax reform, or rather tax simplification, would be an important campaign issue in 1996. Many proposals focus not only on simplifying the filing process, but also on increasing the rate of savings within the economy since the current system seems to penalize savings while encouraging consumption. While it is tough to argue with the ultimate goals of tax simplification, one of the potential losers, at least on a relative basis, would be the municipal bond market.

Most of the tax simplification plans that have been proposed, or are expected to be proposed, do not take anything away from muni bonds. What has shaken up the muni market, however, are the proposals within the various plans to exempt all investment income from taxation, thereby stripping the muni market of its relative advantage. If such an event were to occur, munis would trade like high grade corporate bonds - at some yield spread above U.S. Treasuries rather than at some spread below U.S. Treasuries as is currently the case.

As a result of this potential change, many muni investors have shortened the maturity of their portfolios and concentrated their purchases on the short end of the curve. This has caused intermediate and longer-term munis to lag their intermediate and longer-term taxable counterparts on a relative basis. Despite this, municipal bonds earned strong double-digit returns, even while beginning to discount unfavorable tax legislation. This discounting would lessen the shock should such legislation become reality, while providing fresh upside potential should there prove to be no tax changes which adversely affect municipal bonds.

The Diversified Tax Exempt Series earned a total return of 16.29% for 1995. For comparison purposes, the Merrill Lynch Intermediate Municipal Index returned 13.39%, which means the Series outperformed the benchmark by nearly
3%.    Because  benchmark  returns, unlike mutual fund returns, do not reflect fees or expenses, it is rare for a bond fund to outperform a benchmark.

We have structured the portfolio based on our investment overview of declining interest rates. As a result, the security selection process has focussed on issuers with high credit quality, long maturities (which benefit from declining interest rates), and as much call protection as possible (which limits the ability of issuers to call away your investments). Additionally, we prefer to focus on bonds that are insured or pre-refunded which adds an additional element of protection. Finally, we look for general obligation bonds (as opposed to revenue bonds) because we would rather rely on the full faith and credit of a municipality than the revenue generated by a specific project. It is important to note that this high quality standard did not penalize our performance.

Having closed the books on one of the best years for fixed income investors, we believe it is unlikely the bond market can repeat its 1995 performance in 1996. As we begin 1996, it appears that the market is already discounting what can be referred to as the best case scenario, moderate economic growth with little inflationary pressure. For muni investors, the direction of tax reform will no doubt have an influence on the performance of municipal bonds. As we stated earlier, the market has already been discounting this to some degree, driving the shape of the muni yield curve steeper than the Treasury yield curve. New variables would have to emerge to drive yields sharply lower (i.e., even slower growth, draconian budget cuts, etc...). Nevertheless, our analysis shows that the long-term secular factors that have driven rates lower in a saw-tooth fashion over the last 15 years are still firmly in place, and we believe that rates, over the longer-term, will continue to move lower.
We appreciate your continued confidence in us and wish you all the best in 1996.

Sincerely,

MANNING & NAPIER ADVISORS, INC.



[PIE CHART]

Portfolio Composition

General Obligation Bonds - 79%
Revenue Bonds - 17%
Pre-Refunded Bonds - 4%


[PIE CHART]

Quality Ratings*

Aaa - 60%
Aa - 33%
A - 7%

*Using Moody's Ratings

Performance Update as of December 31, 1995

The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified Tax Exempt Series from its inception (2/14/94) to present (12/31/95) as compared to the Merrill Lynch Intermediate Municipal Index.1



MANNING & NAPIER FUND, INC.
DIVERSIFIED TAX EXEMPT SERIES


                                      Total Return
Through     Growth of $10,000                  Average
12/31/95        Investment       Cumulative     Annual

One Year    $           11,629         16.29%    16.29%
Inception2  $           11,003         10.03%     5.22%


MERRILL LYNCH INTERMEDIATE MUNICIPAL INDEX


                                      Total Return
Through     Growth of $10,000                  Average
12/31/95        Investment       Cumulative     Annual

One Year    $           11,339         13.39%    13.39%
Inception2  $           11,009         10.09%     5.25%



1The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 260 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2The Fund and Index performance numbers are calculated from February 14, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

[GRAPHIC]
[LINE CHART]

Data for Line Chart to follow:


          Manning & Napier        Merrill Lynch
          Diversified Tax         Intermediate
          Exempt Series           Municipal Index

14-Feb-94*      10,000                  10,000

31-Mar-94       9,570                    9,576

30-Jun-94       9,600                    9,652

30-Sep-94       9,580                    9,771

31-Dec-94       9,461                    9,709

31-Mar-95       10,075                  10,165

30-Jun-95       10,311                  10,478

30-Sep-95       10,550                  10,679

31-Dec-95       11,003                  11,009



* Inception date



Investment Portfolio - December 31, 1995


                                                               Principal      Value
                                                                 Amount      (Note 2)

MUNICIPAL SECURITIES - 96.5%
Arizona - 1.6%
   Central Arizona Water Conservation District Contract,
      Central Arizona Project, 4.70%, 5/1/2004                 $  200,000  $   200,810
Colorado - 1.5%
   El Paso County School District No. 020 - MBIA-IBC,
    G.O. Bond, Series A, 6.20%, 12/15/2007                        160,000      180,810
Deleware - 1.6%
   Delaware, G.O. Bond, Series A, 5.00%, 3/1/2008                 200,000      201,254
District of Columbia - 1.8%
   District of Columbia, G.O. Bond, Series A, 7.65%,
      12/1/2003                                                   200,000      223,616
Florida - 2.9%
   Dade County School District, , G.O. Bond, 6.125%,
      8/1/2008                                                    150,000      159,483
   Florida State Department of Environmental Preservation
      2000, Revenue Bond, Series A, 4.50%, 7/1/2003               200,000      200,886
                                                                               360,369
Georgia - 4.6%
   Atlanta, G.O, Bond, 5.60%, 12/1/2018                           350,000      354,777
   Georgia, G.O. Bond, Series B, 5.65%, 3/1/2012                  200,000      213,872
                                                                               568,649
Hawaii - 3.1%
   Hawaii, G.O. Bond, Series BO, 6.20%, 8/1/1996                  100,000      101,533
   Hawaii, G.O. Bond, Series CH, 6.00%, 11/1/2007                 260,000      285,197
                                                                               386,730
Idaho - 0.8%
   Ada & Canyon Counties Joint School District, No. 2
      Meridan, G.O. Bond, 5.10%, 7/30/2005                        100,000      103,210

   The accompanying notes are an integral part of the financial statements.


                                    6

Investment Portfolio - December 31, 1995


                                                               Principal      Value
                                                                 Amount      (Note 2)

Illinois - 2.4%
   Chicago Schools Financial Authority, G.O. Bond,
      Series A, 5.00%, 6/1/2007                                $  200,000  $   199,132
   Illinois, Certificate Participation, Series 1995A, 5.60%,
      7/1/2010                                                    100,000      103,355
                                                                               302,487
Indiana - 2.4%
   Bloomington Sewer Works, Revenue Bond, 5.80%,
      1/1/2011                                                    150,000      157,060
   Lafayette Waterworks, Revenue Bond, 4.90%, 7/1/2006            140,000      139,432
                                                                               296,492
Iowa - 3.1%
   Cedar Rapids, G.O. Bond, 6.45%, 6/1/2014                       350,000      380,677
Kentucky - 2.3%
   Kentucky State Turnpike Authority Revitalization
      Projects, Revenue Bond, 6.50%, 7/1/2008                     250,000      286,565
Maine - 1.8%
   Portland, G.O. Bond, 6.20%, 4/1/2006                           200,000      222,894
Maryland - 3.2%
   Prince Georges County Public Improvement, G.O. Bond,
      5.00%, 3/15/2014                                            200,000      196,698
   Washington County Public Improvement, G.O. Bond,
      4.875%, 1/1/2010                                            200,000      196,516
                                                                               393,214
Massachusetts - 3.4%
   Martha's Vineyard Regional High School District
      No. 100, G.O. Bond, 6.70%, 12/15/2014                       200,000      225,638
   Massachusetts Municipal Electric Supply System, Revenue
      Bond, Series A, 5.00%, 7/1/2017                             200,000      193,350
                                                                               418,988
   The accompanying notes are an integral part of the financial statements.

                                    7


Investment Portfolio - December 31, 1995


                                                               Principal      Value
                                                                 Amount      (Note 2)


Michigan - 4.8%
   Dearborn School District, G.O. Bond, 5.10%, 5/1/2006        $  200,000  $   204,762
   Farmington Hills, G.O. Bond, 5.70%, 10/1/2005                   65,000       69,112
   Farmington Hills, G.O. Bond, 5.80%, 10/1/2006                   50,000       53,148
   Farmington Hills, G.O. Bond, 5.90%, 10/1/2007                   75,000       79,703
   Pinckney Community Schools, G.O. Bond, 5.00%,
      5/1/2014                                                    200,000      195,064
                                                                               601,789
Minnesota - 3.3%
   Minnesota Various Purpose, G.O. Bond, 6.60%,
      8/1/1999                                                    200,000      217,146
   Western Minnesota Municipal Power Agency, Revenue
      Bond, 6.625%, 1/1/2016                                      175,000      198,474
                                                                               415,620
Mississippi - 1.8%
   Mississippi, G.O. Bond, 6.30%, 12/1/2006                       200,000      222,478
Montana - 1.6%
   Montana Long Range Building Project, G.O. Bond,
      Series A, 4.875%, 8/1/2010                                  200,000      196,814
Nevada - 5.1%
   Clark County School District, G.O. Bond, 6.00%,
      6/15/2002                                                   100,000      108,269
   Henderson Water, G.O. Bond, Series A, 5.65%,
      12/1/2003                                                   300,000      321,594
   Nevada Project No. 42, G.O. Bond, 5.70%, 9/1/2008              200,000      210,752
                                                                               640,615
New Hampshire - 1.8%
   New Hampshire, G.O. Bond, 6.60%, 9/1/2014                      200,000      221,496
New Jersey - 3.8%
   New Jersey Highway Authority, Garden State Parkway,
      Revenue Bond, 5.50%, 1/1/2000                               200,000      208,968
   West Windsor Plainsboro, G.O. Bond, 5.25%, 12/1/2004           250,000      262,145
                                                                               471,113

   The accompanying notes are an integral part of the financial statements.

                                    8


Investment Portfolio - December 31, 1995


                                                               Principal      Value
                                                                 Amount      (Note 2)


New Mexico - 1.6%
   Albuquerque, G.O. Bond, Series A & B, 4.70%,
      7/1/2000                                                 $  200,000  $   204,066
New York - 4.7%
   New York State Thruway Authority, Revenue Bond,
      Series A, 5.50%, 1/1/2023                                   200,000      198,886
   Sands Point, G.O. Bond, 6.70%, 11/15/2013                      350,000      389,914
                                                                               588,800
North Carolina - 3.3%
   Charlotte Public Improvement, G.O. Bond, 5.70%,
      2/1/2002                                                    200,000      215,628
   North Carolina State Prison Facilities, G.O. Bond,
      Series C, 4.80%, 3/1/2009                                   200,000      197,680
                                                                               413,308
Ohio - 3.4%
   Ohio Public Facilities, Community Higher Education,
      Revenue Bond, Series II-A, 4.25%, 12/1/2002                 200,000      196,464
   Summit County, Various Purpose, G.O. Bond, 6.625%,
      12/1/2012                                                   200,000      222,290
                                                                               418,754
Pennsylvania - 4.6%
   Cambria County, G.O. Bond, Series A, 6.10%,
      8/15/2016                                                   350,000      372,211
   Pennsylvania State, G.O. Bond, First Series, 5.30%,
      5/1/2005                                                    100,000      104,103
   Pennsylvania State, G.O. Bond, Second Series,
      6.00%, 7/1/2005                                              90,000       98,525
                                                                               574,839
Rhode Island - 2.6%
   Rhode Island State, G.O. Bond, Series A, 6.20%,
      6/15/2004                                                   300,000      330,147

   The accompanying notes are an integral part of the financial statements.

                                    9

Investment Portfolio - December 31, 1995


                                                               Principal      Value
                                                                 Amount      (Note 2)

South Carolina - 1.6%
   South Carolina State Capital Improvement, G.O. Bond,
      4.10%, 4/1/2001                                          $  200,000  $   198,590
Tennessee - 4.0%
   Johnson City School Sales Tax, G.O. Bond, 6.70%,
      5/1/2021                                                    350,000      394,236
   Lawrence County, G.O. Bond, 6.60%, 3/1/2013                    100,000      109,370
                                                                               503,606
Texas - 1.7%
   Dallas Waterworks & Sewer, Revenue Bond, 5.625%,
      4/1/2009                                                    200,000      207,122
Virginia - 3.8%
   Franklin County Capital Improvement, G.O. Bond,
      6.60%, 7/15/2013                                            250,000      275,003
   Loudoun County, G.O. Bond, Series A, 4.50%,
      10/1/1997                                                   200,000      202,210
                                                                               477,213
Washington - 3.9%
   Kitsap County School District, G.O. Bond, 6.625%,
      12/1/2008                                                   350,000      382,613
   Seattle Met. Municipality, G.O. Bond, 5.65%, 1/1/2020          100,000      100,842
                                                                               483,455
Wisconsin - 2.6%
   Wisconsin State, G.O. Bond, Series A, 5.75%, 5/1/2001          300,000      320,241

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $11,433,778)                                            12,016,831

   The accompanying notes are an integral part of the financial statements.

                                    10

Investment Portfolio - December 31, 1995


                                                                               Value
                                                                 Shares      (Note 2)

SHORT-TERM INVESTMENTS - 2.2%
   Dreyfus Municipal Reserves (Identified Cost $273,915)          273,915  $   273,915

TOTAL INVESTMENTS - 98.7%
   (Identified Cost $11,707,693)                                            12,290,746

OTHER ASSETS, LESS LIABILITIES - 1.3%                                          161,402

NET ASSETS - 100%                                                          $12,452,148



Key:
G.O. Bond - General Obligation Bond
Rev. Bond - Revenue Bond
Dist. - District





FEDERAL TAX INFORMATION:
At December 31, 1995, the net unrealized appreciation based on identified cost for federal income tax purposes of $11,707,693 was as follows:



Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost                              $584,480

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value                                (1,427)

Unrealized appreciation - net                    $583,053

   The accompanying notes are an integral part of the financial statements.





Statement of Assets and Liabilities
December 31, 1995

ASSETS:
Investments, at value (Identified cost, $11,707,693)
   (Note 2)                                           $12,290,746
Interest receivable                                       169,639
Receivable for fund shares sold                            14,310
Prepaid expense                                               535
TOTAL ASSETS                                           12,475,230

LIABILITIES:
Accrued management fees (Note 3)                            5,063
Accrued Directors fees (Note 3)                             1,813
Transfer agent fees payable (Note 3)                          243
Audit fee payable                                          11,703
Registration and filing fees                                2,978
Other payables and accrued expenses                         1,282

TOTAL LIABILITIES                                          23,082

NET ASSETS FOR 1,207,105 SHARES
   OUTSTANDING                                        $12,452,148

NET ASSETS CONSIST OF:
Capital stock                                         $    12,071
Additional paid - in - capital                         11,857,426
Undistributed net investment income                         7,877
Accumulated net realized loss on investments               (8,279)
Net unrealized appreciation on investments                583,053
TOTAL NET ASSETS                                      $12,452,148

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE  PER SHARE
($12,452,148/1,207,105 shares)                        $     10.32



The accompanying notes are an integral part of the financial statements.



STATEMENT OF OPERATIONS


For the Year Ended December 31, 1995

INVESTMENT INCOME:
Interest                                                  $  532,614

EXPENSES:
Management fees (Note 3)                                      50,130
Directors fees (Note 3)                                        6,792
Transfer agent fees (Note 3)                                   2,406
Registration and filing fees                                   8,019
Audit fee                                                      6,074
Custodian fees                                                 6,000
Total Expenses                                                79,421

NET INVESTMENT INCOME                                        453,193

REALIZED AND UNREALIZED GAIN (Loss)
   ON INVESTMENTS:
Net realized loss on investments (identified cost basis)      (6,797)
Net change in unrealized appreciation on investments       1,031,995
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                          1,025,198

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $1,478,391



   The accompanying notes are an integral part of the financial statements.



STATEMENT OF CHANGES IN NET ASSETS


                                                                          For the Period 2/14/94
                                                               For the        (commencement
                                                             Year Ended       of operations)
                                                              12/31/95         to 12/31/94

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment income                                     $        453,193  $  190,311
Net realized loss on investments                                    (6,797)     (1,482)
Net change in unrealized appreciation (depreciation)
   on investments                                                1,031,995    (448,942)
Net increase (decrease) in net assets from operations            1,478,391    (260,113)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                        (453,725)   (181,902)

CAPITAL STOCK ISSUED AND REDEEMED:
Net increase in net assets from capital share
   transactions (note 5)                                         2,946,569   8,922,928
Net increase in net assets                                       3,971,235   8,480,913

NET ASSETS:
Beginning of period                                              8,480,913        -

End of period (including undistributed net
   investment income of $7,877 and $8,409, respectively)        12,452,148  $8,480,913

   The accompanying notes are an integral part of the financial statements.



Financial Highlights


                                                                           For the Period 2/14/94
                                                              For the          (commencement
                                                             Year Ended        of operations)
                                                              12/31/95          to 12/31/94

Per share data (for a share outstanding
throughout each period):

Net asset value  -  Beginning of period                     $      9.26   $                 10.00

Income from investment operations:
   Net investment income                                          0.428                     0.210
   Net realized and unrealized gain (loss) on investments         1.062                    (0.749)
Total from investment operations                                  1.490                    (0.539)

Less distributions declared to shareholders:
   From net investment income                                    (0.430)                   (0.201)

Net asset value  -  End of period                           $     10.32   $                  9.26

Total return1                                                     16.29%                   (5.39)%

Ratios (to average net assets)/Supplemental Data:
   Expenses                                                        0.79%                  0.85%*2
   Net investment income                                           4.52%                  3.71%*2

Portfolio turnover                                                    5%                        4%

Net Assets - End of period (000s omitted)                   $    12,452   $                 8,481


*The investment advisor waived a portion of its management fee. If the full fee had been incurred by the Fund, the net investment income per share and the ratios would have been as follows:

Net investment income                                            -        $                  0.186
Ratios (to average net assets):
   Expenses2                                                     -                           1.29%
   Net investment income2                                        -                           3.27%

1Total return represents aggregate total return for the period indicated. 2Annualized

   The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION

   Diversified Tax Exempt Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1995, 710 million shares have been designated in total among 18 series, of which 50 million have been designated as Diversified Tax Exempt Series Class R Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

   SECURITY VALUATION

   Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

   Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Fund's Board of Directors.

   Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

   SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

   Security transactions are accounted for on the date the securities are
   purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
   Interest income and expenses are recorded on an accrual basis.

   Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

   FEDERAL INCOME TAXES

   The Fund's policy is to comply with the provisions of the Internal
   Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income taxes has been made in the financial statements.

Notes to Financial Statements

   FEDERAL INCOME TAXES (continued)

   At December 31, 1995, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,279. Of this amount, $889 will expire on December 31, 2002, and $7,390 will expire on December 31, 2003.

   The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

   DISTRIBUTION OF INCOME AND GAINS

   Distributions to shareholders of tax exempt income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

   The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

   The Fund hereby designates $450,417 as tax-exempt dividends for the year ended December 31, 1995.

3. TRANSACTIONS WITH AFFILIATES

   The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $50,130 for the year ended December 31, 1995.

   Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements

   The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024% and amounted to $2,406 for the year ended December 31, 1995.

   The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.85% of average daily net assets each year.

   Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

   The compensation of the non-affiliated Directors totaled $6,792 for the year ended December 31, 1995.

4. PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities, other than short-term securities, were $3,217,042 and $505,118, respectively, for the year ended December 31, 1995.

5. CAPITAL STOCK TRANSACTIONS



   Transactions in shares of Diversified Tax Exempt Series Class R Common Stock were:


                                                    For the Period 2/14/94
                    For the Year                 (commencement of operations)
                   Ended 12/31/95                        to 12/31/94
                Shares         Amount                Shares               Amount
            ---------------  -----------  ----------------------------  -----------

Sold               330,682   $3,323,798                       977,105   $9,492,298
Reinvested          43,117      433,995                        18,688      172,679
Redeemed           (82,916)    (811,224)                      (79,571)    (742,049)
Total              290,883   $2,946,569                       916,222   $8,922,928




6. FINANCIAL INSTRUMENTS

   The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1995.

Report of Independent Accountants

To the Shareholders and Directors of
Manning & Napier Fund, Inc.-Diversified Tax Exempt Series:

We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- Diversified Tax Exempt Series, including the schedule of portfolio investments, as of December 31, 1995, the related statements of operations for the year then ended, changes in net assets and the financial highlights for the year then ended and for the period from February 14, 1994 (Commencement of Operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.-Diversified Tax Exempt Series as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from February 14, 1994 (Commencement of Operations) to December 31, 1994, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.


Boston, Massachusetts
January 26, 1996